As filed with the Securities and Exchange Commission on June 27, 2003

                                                               File Nos. 2-80886
                                                                       811-03626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 59

                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 55

                                 CITIZENS FUNDS*
               (Exact Name of Registrant as Specified in Charter)

                230 Commerce Way, Portsmouth, New Hampshire 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152

                                 Sophia Collier
                             Citizens Advisers, Inc.
                                230 Commerce Way
                              Portsmouth, NH 03801
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110

It is proposed that this filing become effective on August 29, 2003 pursuant to paragraph (a) of Rule 485.

--------------------------------------------------------------------------------

*This filing applies only to the following series of the Registrant:

Citizens Core Growth Fund
Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund
Citizens Value Fund
Citizens Balanced Fund
Citizens Global Equity Fund
Citizens International Growth Fund
Citizens Income Fund
Citizens Ultra Short Bond Fund
Citizens Money Market Fund

[LOGO] CITIZENS FUNDS(R)             Fundamentally Strong. Socially Responsible.

                           Prospectus ________, 2003

--------------------------------------------------------------------------------

OVERVIEW                                                      Inside Front Cover

FUNDS
Citizens Core Growth Fund                                                      1
Citizens Emerging Growth Fund                                                  2
Citizens Small Cap Core Growth Fund                                            3
Citizens Value Fund                                                            4
Citizens Balanced Fund                                                         5
Citizens Global Equity Fund                                                    6
Citizens International Growth Fund                                             7
Citizens Income Fund                                                           8
Citizens Ultra Short Bond Fund                                                 9
Citizens Money Market Fund                                                    10

DESCRIPTION OF RISK TERMS                                                     11

PERFORMANCE                                                                   13

FEES AND EXPENSES                                                             20

FINANCIAL HIGHLIGHTS                                                          22

OTHER POLICIES AND RISKS                                                      28

MANAGEMENT OF THE FUNDS
The Investment Adviser                                                        29
The Subadviser                                                                30

YOUR ACCOUNT
Procedures When Opening an Account                                            31
Classes of Shares                                                             31
How to Buy Shares                                                             32
How to Sell Shares                                                            32
Important Notice Regarding Delivery of Shareholder Documents                  35
Investor Services                                                             35
Costs for Services                                                            35
Dividends and Distributions                                                   36
Tax Information                                                               36

TO LEARN MORE                                                         Back Cover

--------------------------------------------------------------------------------

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

OVERVIEW

At Citizens Funds, we strive to deliver strong investment performance by investing in companies that we believe are fundamentally strong and socially responsible.

Our investment approach involves detailed fundamental investment analysis as well as research into the corporate responsibility of individual companies. We look for companies that protect human rights, have a history of environmental stewardship, and have strong employee and community relations. We examine the business practices of companies, including corporate governance records, and can reject companies that have poor governance policies. We avoid companies that are involved in the manufacturing of specific products that we consider harmful or irresponsible, such as alcohol, tobacco products, nuclear power and weaponry. We also avoid companies that lack diversity on their corporate boards or in senior management. Finally, we avoid companies that test on animals beyond what is required by law. Additional information on our investment approach, including social screening, can be found under Fundamental Social Research in the "Other Policies and Risks" section of this prospectus.

We believe our corporate behavior policies are both ethical and practical. In the long run, we believe financially strong companies that have good corporate behavior will also have superior financial performance compared to those that lack corporate responsibility.

We use a number of investment techniques to seek to control the inherent risk of each fund. We also examine the overall investment characteristics of each fund to seek to ensure that risk is controlled in a manner that is consistent with each fund's investment objective.

Most of our funds are designed for long-term investors. While we can take steps to manage the risks of investing, market behavior is unpredictable, especially in the short term. If you have a long-term investment horizon and you understand the risks of financial markets and mutual funds, then one or more of our stock funds may be an appropriate investment for you. We also offer fixed-income and money market funds, which may be appropriate for investors who have shorter time horizons, prefer lower risk investments, or are seeking to diversify their portfolios. Each fund and its risk profile are more fully described in the following pages.

If you have any questions about our funds and their investment performance or strategies, please call us at 800.223.7010 or visit www.citizensfunds.com.

CITIZENS CORE GROWTH FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks long-term     TICKER SYMBOL       WAIDX           WINIX              CGADX
capital appreciation.
                             CUSIP NUMBER        174688 408      174688 507         174688 887

                             INCEPTION DATE      03/03/95        1/25/96            02/04/00
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in stocks of large-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display or are projected to display characteristics such as leadership in their industries, favorable long-term fundamental outlook, high quality of earnings, earnings growth, attractive valuation, and strong management teams.

During normal market conditions, the fund will invest at least 65% of total assets in stocks of companies that, when purchased, are within the size range of the S&P 500 Index, as measured by market capitalization. (As of DATE, this meant a range of about $PLACEHOLDER AMOUNT.) At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund typically holds stocks with a longer investment horizon, but may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Portfolio turnover risks
o   Sector and company risks

--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGERS

Sophia Collier (since inception)            Robert Barringer, CFA (since 11/02)
o    Principal Owner and Chair, Citizens    o    Vice President and Portfolio
     Advisers (since 1991)                       Manager, Citizens Advisers
o    President, Citizens Funds (1991 -           (since 2002)
     1998, since 2002)                      o    Senior Equity Analyst, Citizens
o    President, Citizens Advisers,               Advisers (2001 - 2002)
     Citizens Securities (1991 -            o    Former Director & Co-Portfolio
     1998, since 2002)                           Manager, AEW Capital Management
                                                 (1997 - 1999)
--------------------------------------------------------------------------------

CITIZENS EMERGING GROWTH FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks               TICKER SYMBOL       WAEGX           CEGIX              CGRDX
aggressive growth.
                             CUSIP NUMBER        174688 200      174688 853         174688 846

                             INCEPTION DATE      02/08/94        11/01/99           02/04/00
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in stocks of growing, medium-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and seeks companies that it believes are poised for significant appreciation. In practice, this means that the fund looks for companies that display characteristics such as accelerating sales and earnings, attractive valuation, expectation of exceeding earnings forecasts in the near future, and strong management teams.

During normal market conditions, the fund will invest at least 65% of total assets in common stocks of companies that, when purchased, are within the size range of the Russell MidCap Growth Index, as measured by market capitalization. (As of DATE, this meant a range of about $PLACEHOLDER AMOUNTS.) The fund also may invest in stocks of smaller or larger companies, and may invest in initial public offerings (IPOs). At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. The fund historically has had a high portfolio turnover rate.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Foreign investing risks
o   Sector and company risks              o   IPO risks
o   Small- and medium-sized company       o   Portfolio turnover risks
    risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Jeffrey J. Schappe, CFA (since 4/02)        o    Former Senior Vice President,
o    Senior Vice President, Chief                Director of Equity Research,
     Investment Officer, Citizens                George K. Baum & Co. (1998 -
     Advisers (since 2002)                       2000)
o    Vice President, Director of            o    Former Portfolio Manager,
     Research, Citizens Advisers                 Conseco Capital Management
     (2001 - 2002)                               (1991 - 1998)
--------------------------------------------------------------------------------

CITIZENS SMALL CAP CORE GROWTH FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks capital       TICKER SYMBOL       CSCSX
appreciation.
                             CUSIP NUMBER        174688 101

                             INCEPTION DATE      12/28/99
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in stocks of small-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display characteristics such as positive earnings momentum, attractive valuation, improving business fundamentals, and strong management teams.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that, when purchased, are within the size range of the Russell 2000 Growth Index as measured by market capitalization. (As of DATE, this meant a range of about $AMOUNT.) The fund also may invest in stocks of larger companies and may invest in initial public offerings (IPOs). At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. The fund historically has had a high portfolio turnover rate.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   IPO risks
o   Sector and company risks              o   Portfolio turnover risks
o   Small-sized company risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Jeffrey J. Schappe, CFA (since 4/02)        o    Former Senior Vice President,
o    Senior Vice President, Chief                Director of Equity Research,
     Investment Officer, Citizens                George K. Baum & Co. (1998 -
     Advisers (since 2002)                       2000)
o    Vice President, Director of            o    Former Portfolio Manager,
     Research, Citizens Advisers                 Conseco Capital Management
     (2001 - 2002)                               (1991 - 1998)
--------------------------------------------------------------------------------

CITIZENS VALUE FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks long-term     TICKER SYMBOL       MYPVX
capital appreciation.
                             CUSIP NUMBER        174688 820

                             INCEPTION DATE      06/13/96
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in stocks and other equities of large-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a value approach to investing. In practice, this means that the fund looks for companies that are undervalued by investors (meaning that the market value of the company's stock is low compared to other measures of worth, such as earnings estimates, cash flow, book value, or break-up value), show stable or improving business fundamentals, and have strong management teams.

During normal market conditions, the fund will invest at least 60% of net assets in equities of companies that, when purchased, have market capitalizations of at least $5 billion. The fund generally intends to invest in large-capitalization companies, but may also invest in small- and medium-capitalization companies. As of DATE the dollar-weighted average market capitalization of the companies in the fund's portfolio was $AMOUNT.

The fund typically holds stocks with a longer investment horizon, but may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if we believe it is no longer undervalued, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Small and medium-sized company
o   Sector and company risks                  risks
                                          o   Value stocks risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

The Citizens Value Fund is managed by a
team of portfolio managers and equity
analysts at Citizens Advisers.
--------------------------------------------------------------------------------

CITIZENS BALANCED FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks current       TICKER SYMBOL       N/A
income and capital
appreciation.                CUSIP NUMBER        174688 788

                             INCEPTION DATE      12/20/02
--------------------------------------------------------------------------------------------------

Main Strategies The fund is actively managed and will invest in a blend of both stocks and fixed-income securities. The percentage of the fund's assets that will be invested in each type of security will vary based upon the investment adviser's assessment of economic factors. During normal market conditions, the fund will invest no more than 75% of the fund's assets in equities with the balance invested in fixed-income securities. The fund attempts to use fixed-income securities to generate income and to reduce volatility and risk as compared to a fund more heavily invested in equities. The equity portion of the fund takes a growth approach to investing and will be invested mainly in stocks of large-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

During normal market conditions, the fixed-income portion of the fund will maintain a weighted average maturity of between 3 and 15 years, and will be invested mainly in bonds and mortgage-backed securities. Most of these may have maturities of anywhere from 2 to 30 years, although at times the fund may also hold short-term securities (such as money market instruments) for investment purposes. The fixed-income portion of the fund may invest in a wide variety of securities, including corporate bonds and other corporate debt issues (including junk bonds), obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), debt and equity securities of real estate investment trusts, discount notes, corporate paper or other short-term obligations, and debt securities of foreign issuers (including Yankee bonds, which are dollar-denominated bonds issued by foreign issuers).

The equity portion of the fund typically holds stocks with a longer investment horizon, but the fund may sell a security if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Prepayment and extension risks
o   Credit risks                          o   Interest rate risks
o   Sector and company risks

--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGERS

Robert Barringer, CFA (since 11/02)         Susan Kelly (since inception)
o    Vice President and Portfolio           o    Portfolio Manager, Citizens
     Manager, Citizens Advisers                  Advisers (since 2000)
     (since 2002)                           o    Former Assistant Portfolio
o    Senior Equity Analyst, Citizens             Manager, John Hancock Advisors
     Advisers (2001 - 2002)                      (1997 - 2000)
o    Former Director & Co-Portfolio         o    Former Assistant Portfolio
     Manager, AEW Capital Management             Manager and Assistant Vice
     (1997 - 1999)                               President, Smith Barney (1990 -
                                                 1997)
--------------------------------------------------------------------------------

CITIZENS GLOBAL EQUITY FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks capital       TICKER SYMBOL       WAGEX           CGEIX              CEADX
appreciation.
                             CUSIP NUMBER        174688 309      174688 879         174688 861

                             INCEPTION DATE      02/08/94        11/01/99           02/04/00
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in stocks and other equities of companies of any size. These equities may include foreign stocks and forms of foreign equities that trade in U.S. dollars (such as American Depositary Receipts). All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display characteristics such as the potential to benefit from global growth trends (such as financial market liberalization, global competition, or information technology developments), strong competitive positions and high product or service demand, and the potential to benefit from one-time or cyclical business opportunities

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, while diversifying holdings globally by investing in at least three countries (potentially including the U.S.), but typically in many more than that. The fund will not invest more than 25% of total assets in emerging markets (such as Russia, Malaysia and Pakistan). The fund may also invest in Yankee bonds (dollar-denominated bonds issued by foreign issuers), preferred stocks, convertible bonds and U.S. stocks. At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. The fund historically has had a high portfolio turnover rate.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Portfolio turnover risks
o   Sector and company risks              o   Foreign investing risks
o   Small- and medium-sized company
    risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Team Leader:
Kimberly D. Gluck, CFA (since 3/02)         o    Former Portfolio Manager,
o    Portfolio Manager and leader of             Hutchins, Wheeler & Dittmar
     the U.S. Large Cap Equity Team,             (1987 - 1994)
     SSgA Funds Management, Inc.
     (since May 2001)
o    Portfolio Manager, State Street
     Global Advisors (since 1994)
--------------------------------------------------------------------------------

CITIZENS INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks capital       TICKER SYMBOL       N/A
appreciation.
                             CUSIP NUMBER        174688 838

                             INCEPTION DATE      12/20/00
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in stocks and other equities of foreign companies of any size. These equities may include common stocks and forms of foreign equities that trade in U.S. dollars (such as American Depositary Receipts). All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing that includes analysis of countries and regions as well as individual securities. The fund looks for countries and regions that display characteristics such as prospects for growth (such as growth of infrastructure or consumer demand), low presence or risk of economic imbalances (such as inflation, trade deficits or public debt), adequate liquidity within financial markets and the country's economy (including currency exchange), and sound government economic policies.

In choosing individual securities, the fund looks for companies that display sustainable growth of earnings, innovative products, services or business strategies, and/or the potential to benefit from political or economic conditions. At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

During normal market conditions, the fund will invest at least 65% of total assets in foreign stocks and will diversify its holdings internationally by investing in at least five foreign countries, but typically in many more than that. The fund will not invest more than 25% of total assets in emerging markets (such as Russia, Malaysia and Pakistan). The fund may also invest in Yankee bonds (dollar-denominated bonds issued by foreign issuers), preferred stocks, convertible bonds and U.S. stocks.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Small- and medium-sized company
o   Sector and company risks                  risks
                                          o   Foreign investing risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Team Leader:
Ben Kottler, CFA (since 3/02)               o    Portfolio Manager, State Street
o    Portfolio Manager and leader of             Global Advisors (since 2000)
     the International Growth               o    Former Senior European Analyst
     Opportunities Strategy Team,                and Portfolio Manager, Brown
     SSgA Funds Management, Inc.                 Brothers Harriman (1996 - 2000)
     (since May 2001)
--------------------------------------------------------------------------------

CITIZENS INCOME FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks to generate   TICKER SYMBOL       WAIMX
current income and to
pay a monthly dividend.      CUSIP NUMBER        174688 606

                             INCEPTION DATE      06/10/92
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests mainly in bonds and mortgage-backed securities with maturities of anywhere from 2 to 30 years, although at times the fund may also hold short-term securities (such as money market instruments) for investment purposes. During normal market conditions, the fund will maintain a weighted average maturity of between 3 and 15 years.

The fund focuses on investment-grade securities (those whose credit quality puts them among the top four rating categories). However, the fund may invest up to 35% of total assets in high-yield securities, commonly known as junk bonds. The fund is actively managed, and may invest in a wide variety of securities, including corporate bonds and other corporate debt issues, obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), debt and equity securities of real estate investment trusts, equity securities (such as warrants and preferred stock), discount notes, corporate paper or other short-term obligations, and debt securities of foreign issuers (including Yankee bonds, which are dollar-denominated bonds issued by foreign issuers).

At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a security if it fails our re-screening for social, environmental or corporate responsibility criteria, if other securities appear to represent better value, if there is an actual or anticipated decline in its credit quality, or in order to adjust the fund's exposure to a certain sector or type of risk.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Prepayment and extension risks
o   Interest rate risks                   o   Sector risks
o   Credit risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Susan Kelly (since inception)
o    Portfolio Manager, Citizens
     Advisers (since 2000)
o    Former Assistant Portfolio Manager,
     John Hancock Advisors (1997 - 2000)
o    Former Assistant Portfolio Manager
     and Assistant Vice President, Smith
     Barney (1990 - 1997)
--------------------------------------------------------------------------------

CITIZENS ULTRA SHORT BOND FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks a high level  TICKER SYMBOL       N/A of
current income consistent
with preservation of         CUSIP NUMBER        174688 770
capital.
                             INCEPTION DATE      11/21/02
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests primarily in securities rated investment grade (those whose credit quality puts them among the top four rating categories) when the fund purchases them. The fund will, under normal circumstances, invest at least 80% of its net assets in bonds and related instruments. The fund is expected to maintain an average duration of approximately one year or less. Duration is a measure of the expected life of a fixed-income security and is used to determine the sensitivity of the security's price to changes in interest rates. The shorter a security's duration, the less sensitive it generally is to changes in interest rates.

The fund is actively managed, and may invest in a wide variety of fixed-income securities, including corporate bonds and other corporate debt issues, obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), discount notes, commercial paper or other short-term obligations, and debt securities of foreign issuers (including Yankee bonds, which are dollar-denominated bonds issued by foreign issuers).

At times, the fund may over- or underemphasize any particular economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a security if it fails our re-screening for social or environmental criteria, if other securities appear to represent better value, if there is an actual or anticipated decline in its credit quality, or in order to adjust the fund's exposure to a given type of risk.

Investing in higher-quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower-quality or longer-term investments.

Main Risks to Fund Investors (see Description of Risk Terms on pages 11 - 12)

o   Market risks                          o   Prepayment and extension risks
o   Interest rate risks                   o   Foreign investing risks
o   Credit risks

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Susan Kelly (since inception)
o    Portfolio Manager, Citizens
     Advisers (since 2000)
o    Former Assistant Portfolio Manager,
     John Hancock Advisors (1997 - 2000)
o    Former Assistant Portfolio Manager
     and Assistant Vice President, Smith
     Barney (1990 - 1997)
--------------------------------------------------------------------------------

CITIZENS MONEY MARKET FUND

--------------------------------------------------------------------------------------------------
Goal                                             Standard        Institutional      Administrative
                             ---------------------------------------------------------------------
The fund seeks current       TICKER SYMBOL       WKAXX           WAIXX
income consistent with
safety and liquidity.        CUSIP NUMBER        174688 705      174688 804

                             INCEPTION DATE      08/30/83        02/01/96
--------------------------------------------------------------------------------------------------

Main Strategies The fund invests in money market instruments, which include high-quality, short-term debt obligations issued by the U.S. government and its agencies and instrumentalities, or by corporations, banks or other financial institutions. The fund's investments may include commercial paper (short-term corporate obligations), asset-backed commercial paper (commercial paper backed by receivables), and extendible commercial notes (a type of commercial paper whose maturity may be lengthened by the issuer). Although it cannot guarantee that it will do so, the fund seeks to maintain a stable $1.00 share price.

Federal regulations strictly limit the securities a money market fund may buy. All securities must either be rated in the top two tiers of credit quality for money market instruments or, if unrated, must be of equivalent quality, as determined by the investment adviser. The fund buys only securities in the top tier of credit quality, rather than the permissible top two tiers. (A security that is rated below the top tier by no more than one rating organization can still be considered to be in the top tier if two other rating organizations rate it so.)

Federal regulations also state that all securities must pay principal and interest in U.S. dollars, and must have a maturity of 397 days (approximately 13 months) or less. In addition, a money market fund must maintain a dollar-weighted average maturity of no more than 90 days.

The fund invests in securities through an underlying mutual fund.

Main Risks to Fund Investors (see Description of Money Market Fund Risks on page
12)

o   Market risks                          o   Money market instrument risks
o   Interest rate risk                    o   Yield fluctuation risk
o   Credit risks                          o   Inflation risk

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

Susan Kelly (since inception)
o    Portfolio Manager, Citizens
     Advisers (since 2000)
o    Former Assistant Portfolio Manager,
     John Hancock Advisors (1997 - 2000)
o    Former Assistant Portfolio Manager
     and Assistant Vice President, Smith
     Barney (1990 - 1997)
--------------------------------------------------------------------------------

DESCRIPTION OF RISK TERMS

Credit risks If the financial strength or prospects of an issuer of a fixed-income security deteriorate, the price of its securities will typically fall. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal.

Citizens Balanced Fund and Citizens Income Fund may invest in junk bonds, which pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of default. Bonds in the lower end of the investment-grade category may carry these risks in reduced form.

Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund's investment in obligations of U.S. government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

Foreign investing risks Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of these securities. Foreign risks are greater in emerging markets than in developed markets.

Interest rate risks Bonds and other fixed-income securities will be impacted by changes in interest rates. When interest rates rise, prices of fixed-income securities such as bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond's maturity, the greater this risk.

IPO risks Initial public offerings (IPOs) may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected the fund's past performance, and may affect its future performance.

Market risks As with any fund that invests in stocks or fixed-income securities, the value of your investment will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. Stock and bond markets may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds.

Portfolio turnover risks To the extent that the fund's strategies lead it to buy and sell securities more actively than many funds, the fund could have higher expenses (which reduce investor return) and higher taxable distributions.

Prepayment and extension risks Market prices and interest rates for mortgage-backed securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of mortgage-backed securities. For example, if rates fall and homeowners refinance mortgages, mortgage-backed securities may be paid off early and the fund would typically have to reinvest that money at a lower rate. If rates rise, a fund may be "locked into" an undesirable rate in its mortgage-backed securities, and the security's expected maturity may be lengthened, making its price more volatile. These risks can cause losses of income as well as capital for a fund.

Small-sized company risks Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

Medium-sized company risks Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

Sector and company risks To the extent that a fund invests in securities within a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

Value stocks risks Stocks of value companies may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if they prove not to be underpriced.

MONEY MARKET FUND RISKS

Money market instrument risks An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible you could lose money by investing in the fund. A change in share price could occur as the result of unusual political, regulatory, market or economic developments, extreme interest rate movements, or as the result of manager error.

Yield fluctuation risk The fund invests in short-term money market instruments. As a result, the amount of income paid by the fund to shareholders will go up or down depending on day-to-day variations in short-term interest rates. Investing in high-quality, short-term instruments may result in a lower yield than investing in lower-quality or longer-term instruments.

Interest rate and market risks A major change in interest rates, a significant decline in the value of the fund's investments or another market event could cause the value of the fund's investments, or the fund's yield, to go down.

Credit risks If a security's issuer becomes (or is expected to become) less credit-worthy, the price of its debt securities typically falls. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal. Any default or decline in credit quality could affect the fund's share price or yield.

Inflation risk Over any given time period, and particularly over the long term, inflation may erode a substantial portion of the real value of money invested in a money market fund.

PERFORMANCE

The bar charts below show the risks of investing in each fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.


Citizens Core Growth Fund  Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

       '96       '97       '98       '99       '00       '01       '02
       ---       ---       ---       ---       ---       ---       ---
      23.07%    34.96%    42.75%    27.49%   -20.75%   -18.22%    -25.74%

The Citizens Core Growth Fund year-to-date return as of June 30, 2003, was xx.xx%.
Best and Worst Quarterly Performance (during period shown above): Best quarter:
27.49%, Q4 '98 -- Worst quarter: -18.04%, Q3 '01


Citizens Emerging Growth Fund Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

   '95       '96       '97       '98       '99       '00       '01       '02
   ---       ---       ---       ---       ---       ---       ---       ---
  40.73%    13.91%    17.69%    42.71%    68.09%   -0.64%    -32.96%   -28.72%

The Citizens Emerging Growth Fund year-to-date return as of June 30, 2003, was xx.xx%.
Best and Worst Quarterly Performance (during period shown above): Best quarter:
42.46%, Q4 '99 -- Worst quarter: -27.80%, Q3 '01

Citizens Small Cap Core Growth Fund Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

                            '00       '01       '02
                            ---       ---       ---
                           -6.13%    8.76%    -25.42%

The Citizens Small Cap Core Growth Fund year-to-date return as of June 30, 2003, was xx.xx%.
Best and Worst Quarterly Performance (during period shown above): Best quarter:
27.22%, Q4 '01 -- Worst quarter: -18.52%, Q3 '02


Citizens Value Fund  Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

             '97       '98       '99       '00       '01       '02
             ---       ---       ---       ---       ---       ---
            21.79%    13.61%    28.34%    -0.18%    13.41%   -40.50%

The Citizens Value Fund year-to-date return as of June 30, 2003, was xx.xx%. Best and Worst Quarterly Performance (during period shown above): Best quarter:
21.58%, Q4 '98 -- Worst quarter: -24.98%, Q3 '02


Citizens Balanced Fund

Because the fund did not have a full calendar year of performance to report as of the date of this prospectus, the bar chart and information on the best and worst quarterly performance are not provided in this prospectus.

Citizens Global Equity Fund Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

   '95       '96       '97       '98       '99       '00       '01       '02
   ---       ---       ---       ---       ---       ---       ---       ---
  13.74%    13.16%    19.91%    32.26%    74.09%   -19.37%   -29.02%   -21.43%

The Citizens Global Equity Fund year-to-date return as of June 30, 2003, was xx.xx%.
Best and Worst Quarterly Performance (during period shown above): Best quarter:
46.07%, Q4 '99 -- Worst quarter: -20.94%, Q1, '01


Citizens International Growth Fund Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

                                  '01       '02
                                  ---       ---
                                -26.87%   -19.81%

The Citizens International Growth Fund year-to-date return as of June 30, 2003, was xx.xx%.
Best and Worst Quarterly Performance (during period shown above): Best quarter:
7.71%, Q4, '02 -- Worst quarter: -19.02%, Q3 '02

Citizens Income Fund  Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

  '93     '94     '95     '96     '97     '98     '99     '00     '01     '02
  ---     ---     ---     ---     ---     ---     ---     ---     ---     ---
 9.96%  -3.08%   17.38%  4.84%   10.48%  5.80%  -0.82%   7.22%   4.37%   3.51%

The Citizens Income Fund year-to-date return as of June 30, 2003, was x.xx%. Best and Worst Quarterly Performance (during period shown above): Best quarter:
5.08%, Q1 '95 -- Worst quarter: -2.24%, Q1 '94


Citizens Ultra Short Bond Fund

Because the fund did not have a full calendar year of performance to report as of the date of this prospectus, the bar chart and information on the best and worst quarterly performance are not provided in this prospectus.


Citizens Money Market Fund Annual total returns for the calendar years indicated

 [The following table was represented as a bar chart in the printed material.]

  '93     '94     '95     '96     '97     '98     '99     '00     '01     '02
  ---     ---     ---     ---     ---     ---     ---     ---     ---     ---
 2.22%   3.24%   5.01%   4.29%   4.44%   4.43%   4.05%   5.47%   3.45%   0.95%

The Citizens Money Market Fund year-to-date return as of June 30, 2003, was x.xx%.
Best and Worst Quarterly Performance (during period shown above): Best quarter:
1.49%, Q4 '00 -- Worst quarter: 0.18%, Q4, '02

For this fund's current seven-day yield, call 800.223.7010 or visit www.citizensfunds.com.

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the before-tax average annual total returns of each class of shares of the funds, for the periods shown, with that of one or more unmanaged market indices. The table below also provides the after-tax average annual returns of the Standard shares of the funds (except for the Citizens Money Market Fund) for the periods shown. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns As of December 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
                                                                      1 year    5 years    10 years     Since         Inception
                                                                                                        Inception     Date
-------------------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund
Standard shares (before taxes)                                        -25.74%    -2.62%        NA         7.82%       03/03/95
Standard shares (after taxes on distributions)                        -25.74%    -3.32%        NA         6.98%
Standard shares (after taxes on distributions
   and sale of shares)                                                -15.81%    -2.08%        NA         6.36%
Institutional shares                                                  -25.24%    -1.94%        NA         6.41%       01/25/96
Administrative shares                                                 -25.47%       NA         NA       -21.27%       02/04/00

S&P 500 Index(1) (since inception of Standard shares)                 -22.10%    -0.59%        NA         9.69%(2)    03/03/95
   (since inception of Institutional shares)                                                              6.82%(2)    01/25/96
   (since inception of Administrative shares)                                                           -14.11%(2)    02/04/00
Russell 1000 Growth Index(3) (since inception of Standard shares)     -27.88%    -3.84%        NA         7.06%(4)    03/03/95
   (since inception of Institutional shares)                                                              4.05%(2)    01/25/96
   (since inception of Administrative shares)                                                           -24.22%(2)    02/04/00

Core Growth Fund Notes

(1) An unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies.
(2) Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.
(3)  An unmanaged stock index that includes large-sized U.S. companies.
(4) Return since the inception date of the Standard share class is not available. Performance provided is as of the month end following the inception date.

-------------------------------------------------------------------------------------------------------------------------------
                                                                      1 year    5 years    10 years     Since         Inception
                                                                                                        Inception     Date
-------------------------------------------------------------------------------------------------------------------------------
Citizens Emerging Growth Fund
Standard shares (before taxes)                                        -28.72%     2.64%        NA         9.82%       02/08/94
Standard shares (after taxes on distributions)                        -28.72%    -1.31%        NA         5.97%
Standard shares (after taxes on distributions
   and sale of shares)                                                -17.63%     1.25%        NA         6.83%
Institutional shares                                                  -28.25%       NA         NA       -14.65%       11/01/99
Administrative shares                                                 -28.44%       NA         NA       -23.81%       02/04/00

Russell MidCap Growth Index(1) (since inception of Standard shares)   -27.41%    -1.82%        NA         6.13%(2)    02/08/94
   (since inception of Institutional shares)                                                            -12.19%(3)    11/01/99
   (since inception of Administrative shares)                                                           -22.31%(3)    02/04/00
S&P MidCap 400 Index(4) (since inception of Standard shares)          -14.51%     6.41%        NA        11.87%(3)    02/08/94
   (since inception of Institutional shares)                                                              3.44%(3)    11/01/99
   (since inception of Administrative shares)                                                            -0.27%(3)    02/04/00

Citizens Small Cap Core Growth Fund
Standard shares (before taxes)                                        -25.42%       NA         NA        -8.66%       12/28/99
Standard shares (after taxes on distributions)                        -25.42%       NA         NA        -8.69%
Standard shares (after taxes on distributions
   and sale of shares)                                                -15.61%       NA         NA        -6.81%

Russell 2000 Growth Index(1)                                          -30.26%       NA         NA       -21.09%(3)
S&P SmallCap 600 Index(2)                                             -14.63%       NA         NA         0.56%(3)

Citizens Value Fund(1)
Standard shares (before taxes)                                        -40.50%    -0.36%        NA         4.00%       06/13/96
Standard shares (after taxes on distributions)                        -40.50%    -2.77%        NA         1.37%
Standard shares (after taxes on distributions
   and sale of shares)                                                -24.87%    -0.62%        NA         2.66%

S&P 500 Index(2)                                                      -22.10%    -0.59%        NA         5.84%(4)
Russell 1000 Value Index(3)                                           -15.52%     1.16%        NA         7.69%(4)

Emerging Growth Fund Notes

(1)  An unmanaged stock index that includes mid-sized U.S. companies.
(2) Return since the inception date of the Standard share class is not available. Performance provided is as of the month end following the inception date.
(3) Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.
(4)  An unmanaged stock index that includes 400 mid-sized U.S. companies.

Small Cap Core Growth Fund Notes

(1)  An unmanaged stock index that includes small-sized U.S. companies.
(2)  An unmanaged stock index that includes 600 small-sized U.S. companies.
(3) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

Value Fund Notes

(1) Effective September 24, 2001, the Meyers Pride Value Fund was reorganized into the fund. Unless otherwise noted, performance set forth in this prospectus for the fund for periods prior to September 24, 2001, are those of the Meyers Pride Value Fund.
(2) An unmanaged broad-based stock index that includes 500 of the most widely held U.S. companies.
(3)  An unmanaged stock index that includes large-sized U.S. companies.
(4) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

Citizens Balanced Fund

Because the fund did not have a full calendar year of performance to report as of the date of this prospectus, average annual total returns are not provided in this prospectus.

-------------------------------------------------------------------------------------------------------------------------------
                                                                      1 year    5 years    10 years     Since         Inception
                                                                                                        Inception     Date
-------------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund
Standard shares (before taxes)                                        -21.43%     0.70%        NA         5.09%       02/08/94
Standard shares (after taxes on distributions)                        -21.43%    -0.14%        NA         4.33%
Standard shares (after taxes on distributions
   and sale of shares)                                                -13.16%     0.55%        NA         4.06%
Institutional shares                                                  -20.96%       NA         NA       -13.98%       11/01/99
Administrative shares                                                 -21.25%       NA         NA       -25.95%       02/04/00

MSCI World Index(1) (since inception of Standard shares)              -19.89%    -2.11%        NA         4.16%(2)    02/08/94
   (since inception of Institutional shares)                                                            -13.02%(2)    11/01/99
   (since inception of Administrative shares)                                                           -16.31%(2)    02/04/00

Citizens International Growth Fund
Standard shares (before taxes)                                        -19.81%       NA         NA       -23.08%       12/20/00
Standard shares (after taxes on distributions)                        -19.81%       NA         NA       -23.08%
Standard shares (after taxes on distributions
   and sale of shares)                                                -12.16%       NA         NA       -17.93%

MSCI EAFE Index(1)                                                    -15.94%       NA         NA       -17.79%(2)

Citizens Income Fund
Standard shares (before taxes)                                          3.51%     3.98%      5.82%          NA        06/10/92
Standard shares (after taxes on distributions)                          1.55%     1.62%      3.37%          NA
Standard shares (after taxes on distributions
   and sale of shares)                                                  2.12%     2.00%      3.44%          NA

Lehman Brothers U.S. Aggregate Index(1)                                10.25%     7.54%      7.51%(2)       NA

Citizens Ultra Short Bond Fund

Because the fund did not have a full calendar year of performance to report as of the date of this prospectus, average annual total returns are not provided in this prospectus.

Citizens Money Market Fund
Standard shares                                                         0.95%     3.66%      3.75%          NA        08/30/83
Institutional shares                                                    1.26%     4.04%        NA         4.32%       02/01/96

Global Equity Fund Notes

(1) An unmanaged market capitalization-weighted index designed to represent the performance of the world's developed stock markets.
(2) Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.

International Growth Fund Notes

(1) An unmanaged index of foreign stocks that is an aggregate of 21 individual country indices that collectively represent many of the world's major markets.
(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

Income Fund Notes

(1) An unmanaged index of taxable, investment-grade fixed-income securities, including government, mortgage-backed and asset-backed securities.
(2) Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

The tables that follow show the costs you should expect to pay as a fund investor.

Shareholder Fees (paid directly from your investment) Citizens Funds does not charge a sales fee on any of its mutual funds. However, on two of its funds, Citizens Global Equity Fund and Citizens International Growth Fund, investors may be assessed a redemption fee of 2.00% on fund shares redeemed or exchanged within 60 days after their purchase.

Annual Operating Expenses (deducted from fund assets)

--------------------------------------------------------------------------------------------------------------
                                             Management         Distribution        Other            Total
                                             Fees               (12b-1) Fees        Expenses         Annual
                                                                                                     Operating
                                                                                                     Expenses
--------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund
Standard Class shares                        0.50%               0.25%              %                %
Institutional Class shares                   0.50%               N/A                %                %
Administrative Class shares                  0.50%               0.25%              %                %

Citizens Emerging Growth Fund
Standard Class shares                        1.00%               0.25%              %                %(2)
Institutional Class shares                   1.00%               N/A                %                %(2)
Administrative Class shares                  1.00%               0.25%              %                %(2)

Citizens Small Cap Core Growth Fund
Standard Class shares                        0.50%               0.25%              %                %

Citizens Value Fund
Standard Class shares                        0.70%               0.25%              %                %

Citizens Balanced Fund
Standard Class shares                        0.65%               0.25%              %(4)             %(5)

Citizens Global Equity Fund
Standard Class shares                        1.00%               0.25%              %                %
Institutional Class shares                   1.00%               N/A                %                %
Administrative Class shares                  1.00%               0.25%              %                %

Citizens International Growth Fund
Standard Class shares                        1.05%               0.25%              %                %

Citizens Income Fund
Standard Class shares                        0.65%               0.25%              %                %

Citizens Ultra Short Bond Fund
Standard Class shares                        0.35%               0.25%              %(8)             %(9)

Citizens Money Market Fund(7)
Standard Class shares                        0.35%               N/A                %                %
Institutional Class shares                   0.35%               N/A                %                %

(1)
(2)
(3)
(4)
(5)
(6)
(7) The fund may invest through an underlying mutual fund. The total fees and expenses of the fund (including its share of the underlying mutual fund's expenses) are not expected to increase as a result of this investment.
(8)
(9)

Expense Example This example can help you compare the expenses of each fund to those of other funds. It assumes that operating expenses remain as described in the preceeding table. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example. Actual expenses and returns will be different.


--------------------------------------------------------------------------------------------------------------
                                             One year            Three years        Five years       Ten years

--------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund
Standard Shares                              $                   $                  $                $
Institutional Shares                         $                   $                  $                $
Administrative Shares                        $                   $                  $                $

Citizens Emerging Growth Fund
Standard Shares                              $                   $                  $                $
Institutional Shares                         $                   $                  $                $
Administrative Shares                        $                   $                  $                $

Citizens Small Cap Core Growth Fund
Standard Shares                              $                   $                  $                $

Citizens Value Fund
Standard Shares                              $                   $                  $                $

Citizens Balanced Fund
Standard Shares                              $                   $                  $                $

Citizens Global Equity Fund
Standard Shares                              $                   $                  $                $
Institutional Shares                         $                   $                  $                $
Administrative Shares                        $                   $                  $                $

Citizens International Growth Fund
Standard Shares                              $                   $                  $                $

Citizens Income Fund
Standard Shares                              $                   $                  $                $

Citizens Ultra Short Bond Fund
Standard Shares                              $                   $                  $                $

Citizens Money Market Fund
Standard Shares                              $                   $                  $                $
Institutional Shares                         $                   $                  $                $

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand a fund's performance for the past five years (or less,for newer funds and share classes). The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by NAME, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                                           Investment Activities
                                                ------------------------------------------

                                   Net asset                   Net realized
                                   value,       Net            and unrealized   Total from
                                   beginning    investment      gains/losses    investment
                                   of period    income/loss    on investments   operations
------------------------------------------------------------------------------------------
Citizens Core Growth Fund

Standard Shares
Year ended June 30, 1999             $23.46        (0.15)            7.52           7.37
Year ended June 30, 2000              30.52        (0.22)            4.08           3.86
Year ended June 30, 2001              32.59        (0.16)           (9.01)         (9.17)
Year ended June 30, 2002              22.12        (0.09)           (5.30)         (5.39)
Year ended June 30, 2003              16.73        (0.02)           (1.71)         (1.73)

Institutional Shares
Year ended June 30, 1999             $19.13         0.01             6.19           6.20
Year ended June 30, 2000              25.02           --             3.36           3.36
Year ended June 30, 2001              26.59         0.01            (7.36)         (7.35)
Year ended June 30, 2002              17.94         0.04            (4.32)         (4.28)
Year ended June 30, 2003              13.66         0.02            (1.39)         (1.37)

Administrative Shares
Period ended June 30, 2000 (1)       $32.09        (0.01)            0.58           0.57
Year ended June 30, 2001              32.66        (0.03)(4)        (9.06)         (9.09)
Year ended June 30, 2002              22.27        (0.01)           (5.35)         (5.36)
Year ended June 30, 2003              16.91         0.01            (1.73)         (1.72)

Citizens Emerging Growth Fund

Standard Shares
Year ended June 30, 1999             $17.55        (0.19)            6.19           6.00
Year ended June 30, 2000              21.76        (0.30)(4)        16.58          16.28
Year ended June 30, 2001              33.48        (0.21)          (11.41)        (11.62)
Year ended June 30, 2002              15.79        (0.20)           (3.77)         (3.97)
Year ended June 30, 2003              11.82        (0.08)           (2.01)         (2.09)

Institutional Shares
Period ended June 30, 2000 (5)       $25.67        (0.11)(4)        12.61          12.50
Year ended June 30, 2001              33.61        (0.12)          (11.46)        (11.58)
Year ended June 30, 2002              15.96        (0.11)           (3.83)         (3.94)
Year ended June 30, 2003              12.02        (0.04)           (2.05)         (2.09)

Administrative Shares
Period ended June 30, 2000 (6)       $28.70        (0.10)(4)         4.97           4.87
Year ended June 30, 2001              33.57        (0.17)(4)       (11.46)        (11.63)
Year ended June 30, 2002              15.87        (0.13)           (3.82)         (3.95)
Year ended June 30, 2003              11.92        (0.05)           (2.03)         (2.08)

                                          Dividends to Shareholders
                                   --------------------------------------

                                                 From        Total           Net asset
                                   From net      net         dividends       value,         Total
                                   investment    realized    to              end            return
                                   income        gains       shareholders    of period      (%)
-----------------------------------------------------------------------------------------------------
Citizens Core Growth Fund

Standard Shares
Year ended June 30, 1999               --         (0.31)         (0.31)        $30.52        31.58
Year ended June 30, 2000               --         (1.79)         (1.79)         32.59        12.82
Year ended June 30, 2001               --         (1.30)         (1.30)         22.12       (28.42)
Year ended June 30, 2002               --            --             --          16.73       (24.37)
Year ended June 30, 2003               --            --             --          15.00           --

Institutional Shares
Year ended June 30, 1999               --         (0.31)         (0.31)        $25.02        32.62
Year ended June 30, 2000               --         (1.79)         (1.79)         26.59        13.67
Year ended June 30, 2001               --         (1.30)         (1.30)         17.94       (27.98)
Year ended June 30, 2002               --            --             --          13.66       (23.86)
Year ended June 30, 2003               --            --             --          12.29           --

Administrative Shares
Period ended June 30, 2000 (1)         --            --             --         $32.66         1.78(2)
Year ended June 30, 2001               --         (1.30)         (1.30)         22.27       (28.11)
Year ended June 30, 2002               --            --             --          16.91       (24.07)
Year ended June 30, 2003               --            --             --          15.19           --

Citizens Emerging Growth Fund

Standard Shares
Year ended June 30, 1999               --         (1.79)         (1.79)        $21.76        36.04
Year ended June 30, 2000               --         (4.56)         (4.56)         33.48        82.19
Year ended June 30, 2001               --         (6.07)         (6.07)         15.79       (37.52)
Year ended June 30, 2002               --            --             --          11.82       (25.14)
Year ended June 30, 2003               --            --             --           9.73           --

Institutional Shares
Period ended June 30, 2000 (5)         --         (4.56)         (4.56)        $33.61        55.02(2)
Year ended June 30, 2001               --         (6.07)         (6.07)         15.96       (37.21)
Year ended June 30, 2002               --            --             --          12.02       (24.69)
Year ended June 30, 2003               --            --             --           9.93           --

Administrative Shares
Period ended June 30, 2000 (6)         --            --             --         $33.57        16.97(2)
Year ended June 30, 2001               --         (6.07)         (6.07)         15.87       (37.43)
Year ended June 30, 2002               --            --             --          11.92       (24.89)
Year ended June 30, 2003               --            --             --           9.84           --

                                                                Ratios and Supplemental Data
                                   ------------------------------------------------------------------------------------
                                   Net             Ratio of             Ratio of net      Ratio of
                                   assets,         expenses to          investment        expenses to
                                   end of          average net          income/loss       average net         Portfolio
                                   period          assets, net of       to average net    assets, prior to    turnover
                                   ($ x 1, 000)    reimbursement (%)    assets (%)        reimbursement (%)   rate (%)
-----------------------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund

Standard Shares
Year ended June 30, 1999             $578,286            1.58               (0.68)              1.58             18.04
Year ended June 30, 2000              699,399            1.49               (0.75)              1.52             20.04
Year ended June 30, 2001              472,779            1.34               (0.62)              1.42             44.95
Year ended June 30, 2002              326,793            1.34               (0.43)              1.44             76.40
Year ended June 30, 2003              272,538            1.35               (0.29)              1.55                --

Institutional Shares
Year ended June 30, 1999              $98,705            0.83                0.05               0.83             18.04
Year ended June 30, 2000              180,779            0.74                  --               0.74             20.04
Year ended June 30, 2001              123,912            0.68                0.04               0.74             44.95
Year ended June 30, 2002               85,140            0.68                0.23               0.73             76.40
Year ended June 30, 2003               69,488            0.69                0.36               0.76                --

Administrative Shares
Period ended June 30, 2000 (1)            $21            0.99(3)            (0.27)(3)         101.59(3)          20.04
Year ended June 30, 2001                1,964            0.94               (0.14)              5.63             44.95
Year ended June 30, 2002                2,029            0.94               (0.05)              1.01             76.40
Year ended June 30, 2003                2,084            0.96                0.09               1.09                --

Citizens Emerging Growth Fund

Standard Shares
Year ended June 30, 1999             $136,137            1.82               (1.20)              1.83            208.49
Year ended June 30, 2000              386,670            1.69               (1.09)              1.75            159.95
Year ended June 30, 2001              283,760            1.68               (1.09)              1.75            136.63
Year ended June 30, 2002              190,812            1.80               (1.39)              1.86            202.57
Year ended June 30, 2003              146,774            1.97               (1.46)              2.01                --

Institutional Shares
Period ended June 30, 2000 (5)        $16,284            1.24(3)            (0.61)(3)           1.31(3)         159.95
Year ended June 30, 2001               19,676            1.30               (0.69)              1.36            136.63
Year ended June 30, 2002                6,428            1.20               (0.78)              1.26            202.57
Year ended June 30, 2003                5,235            1.24               (0.73)              1.28                --

Administrative Shares
Period ended June 30, 2000 (6)             $8            1.55(3)            (0.90)(3)         158.14(3)         159.95
Year ended June 30, 2001                9,497            1.55               (0.96)              2.06            136.63
Year ended June 30, 2002                8,444            1.47               (1.07)              1.53            202.57
Year ended June 30, 2003                6,813            1.51               (1.01)              1.56                --

(1) Citizens Core Growth Fund Administrative Shares commenced operations on February 2, 2000.
(2)  Not annualized.
(3)  Annualized
(4)  Based on average shares outstanding.
(5) Citizens Emerging Growth Fund Institutional Shares commenced operations on November 1, 1999.
(6) Citizens Emerging Growth Fund Administrative Shares commenced operations on February 4, 2000.


                                    22 & 23

                                                               Investment Activities
                                                    ------------------------------------------
                                       Net asset                   Net realized
                                       value,       Net            and unrealized   Total from
                                       beginning    investment     gains (losses)   investment
                                       of period    (income) Loss  on investments   operations
----------------------------------------------------------------------------------------------
Citizens Small Cap Core Growth Fund

Standard Shares
Period ended June 30,2000 (7)            $10.00           --             1.23           1.23
Year ended June 30,2001                   11.23        (0.05)           (1.64)         (1.69)
Year ended June 30,2002                    9.52        (0.08)           (0.26)         (0.34)
Year ended June 30,2003                    9.18        (0.05)           (1.53)         (1.58)

Citizens Value Fund

Standard Shares
Year ended May 31,1999                   $12.98        (0.08)            1.95           1.87
Year ended May 31,2000                    14.03        (0.08)            2.05           1.97
Year ended May 31,2001                    14.58        (0.07)            2.70           2.63
Year ended May 31,2002                    15.29        (0.08)           (3.57)         (3.65)
Period ended June 30,2002 (8)             10.21        (0.01)           (1.46)         (1.47)
Year ended June 30,2003                    8.74        (0.06)           (1.13)         (1.19)

Citizens Balanced Fund

Standard Shares
Period ended June 30,2003 (9)            $10.00           --            (0.04)         (0.04)

                                             Dividends to Shareholders
                                       --------------------------------------
                                                     From        Total           Net asset
                                       From net      net         dividends       value,         Total
                                       investment    realized    to              end            return
                                       income        gains       shareholders    of period      (%)
----------------------------------------------------------------------------------------------------------
Citizens Small Cap Core Growth Fund

Standard Shares
Period ended June 30,2000 (7)              --            --             --         $11.23        12.30(2)
Year ended June 30,2001                    --         (0.02)         (0.02)          9.52       (15.08)
Year ended June 30,2002                    --            --             --           9.18        (3.57)
Year ended June 30,2003                    --            --             --           7.60           --

Citizens Value Fund

Standard Shares
Year ended May 31,1999                     --         (0.82)         (0.82)        $14.03        15.43
Year ended May 31,2000                     --         (1.42)         (1.42)         14.58        14.36
Year ended May 31,2001                     --         (1.92)         (1.92)         15.29        20.71
Year ended May 31,2002                     --         (1.43)         (1.43)         10.21       (25.58)
Period ended June 30,2002 (8)              --            --             --           8.74       (14.40)(2)
Year ended June 30,2003                    --            --             --           7.55           --

Citizens Balanced Fund

Standard Shares
Period ended June 30,2003 (9)              --            --             --          $9.96         0.00%(2)

                                                                   Ratios and Supplemental Data
                                       ------------------------------------------------------------------------------------
                                       Net             Ratio of             Ratio of net      Ratio of
                                       assets,         expenses to          investment        expenses to
                                       end of          average net          income/loss       average net         Portfolio
                                       period          assets, net of       to average net    assets, prior to    turnover
                                       ($ x 1,000)     reimbursement (%)    assets (%)        reimbursement (%)   rate (%)
---------------------------------------------------------------------------------------------------------------------------
Citizens Small Cap Core Growth Fund

Standard Shares
Period ended June 30,2000 (7)             $8,397            1.49(3)                --(3)            5.98(3)          20.16
Year ended June 30,2001                   15,503            1.34                (0.57)              3.20            146.62
Year ended June 30,2002                   18,459            1.34                (0.93)              1.40            294.26
Year ended June 30,2003                   15,007            1.45                (1.12)              1.68                --

Citizens Value Fund

Standard Shares
Year ended May 31,1999                    $4,611            1.95                (0.79)             10.32             73.70
Year ended May 31,2000                     8,726            1.95                (0.68)              7.11             72.32
Year ended May 31,2001                    14,378            1.95                (0.65)              4.63             62.55
Year ended May 31,2002                    24,981            1.95                (1.04)              2.54             34.77
Period ended June 30,2002 (8)             21,060            1.95(3)             (1.33)(3)           2.05(3)           5.87
Year ended June 30,2003                   15,478            1.95                (0.89)              2.08                --

Citizens Balanced Fund

Standard Shares
Period ended June 30,2003 (9)               $124            2.01(3)              0.42(3)          103.33(3)             --

(7)  Citizens Small Cap Core Growth Fund commenced operations on December
     28, 1999.
(8) Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June 30.
(9)  Citizens Balanced Fund commenced operations on December 20, 2002.


                                    24 & 25

                                                                       Investment Activities
                                                    ------------------------------------------------------------

                                       Net asset                                   Net realized
                                       value,       Net                            and unrealized     Total from
                                       beginning    investment       Redemption     gains (losses)    investment
                                       of period    (income) Loss    fee           on investments     operations
----------------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund

Standard Shares
Year ended June 30, 1999                 $16.95        (0.12)              --            3.86             3.74
Year ended June 30, 2000                  20.22        (0.22)(1)           --           10.94            10.72
Year ended June 30, 2001                  29.99        (0.16)              --           (9.61)           (9.77)
Year ended June 30, 2002                  18.31        (0.11)(1)         0.01           (3.99)           (4.09)
Year ended June 30, 2003                  14.22        (0.05)              --           (1.41)           (1.46)

Institutional Shares
Period ended June 30, 2000 (2)           $23.45        (0.05)(1)           --            7.63             7.58
Year ended June 30, 2001                  30.08        (0.05)(1)           --           (9.66)           (9.71)
Year ended June 30, 2002                  18.46        (0.01)(1)         0.01           (4.06)           (4.06)
Year ended June 30, 2003                  14.40        (0.00)              --           (1.43)           (1.43)

Administrative Shares
Period ended June 30, 2000 (5)           $33.45        (0.06)              --           (3.37)           (3.43)
Year ended June 30, 2001                  30.02        (0.11)(1)           --           (9.62)           (9.73)
Year ended June 30, 2002                  18.38        (0.06)(1)         0.01           (4.03)           (4.08)
Year ended June 30, 2003                  14.30        (0.02)              --           (1.42)           (1.44)

Citizens International Growth Fund

Standard Shares
Period ended June 30, 2001 (6)           $10.00         0.04(1)            --           (1.82)           (1.78)
Year ended June 30, 2002                   8.22        (0.02)(1)         0.02           (1.49)           (1.49)
Year ended June 30, 2003                   6.73        (0.03)              --           (0.83)           (0.86)

Citizens Income Fund

Standard Shares
Year ended June 30, 1999                 $11.03         0.59               --           (0.50)            0.09
Year ended June 30, 2000                  10.51         0.65               --           (0.32)            0.33
Year ended June 30, 2001                  10.20         0.68               --            0.10             0.78
Year ended June 30, 2002                  10.28         0.58               --           (0.66)           (0.08)
Year ended June 30, 2003                   9.62         0.20               --            0.30             0.50

Citizens Ultra Short Bond Fund

Standard Shares
Period ended June 30, 2003 (7)           $10.00         0.02               --            0.03             0.05

Citizens Money Market Fund

Standard Shares
Year ended June 30,1999                   $1.00         0.04               --              --             0.04
Year ended June 30, 2000                   1.00         0.05               --              --             0.05
Year ended June 30, 2001                   1.00         0.05               --              --             0.05
Year ended June 30, 2002                   1.00         0.02               --              --             0.02
Year ended June 30, 2003                   1.00           --               --              --               --

Institutional Shares
Year ended June 30, 1999                  $1.00         0.05               --              --             0.05
Year ended June 30, 2000                   1.00         0.05               --              --             0.05
Year ended June 30, 2001                   1.00         0.05               --              --             0.05
Year ended June 30, 2002                   1.00         0.02               --              --             0.02
Year ended June 30, 2003                   1.00         0.01               --              --             0.01

                                              Dividends to Shareholders
                                       --------------------------------------

                                                     From        Total           Net asset
                                       From net      net         dividends       value,       Total
                                       investment    realized    to              end          return
                                       income        gains       shareholders    of period    (%)
---------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund

Standard Shares
Year ended June 30, 1999                    --         (0.47)        (0.47)        $20.22       22.34
Year ended June 30, 2000                    --         (0.95)        (0.95)         29.99       53.27
Year ended June 30, 2001                    --         (1.91)        (1.91)         18.31      (33.69)
Year ended June 30, 2002                    --            --            --          14.22      (22.34)
Year ended June 30, 2003                    --            --            --          12.76          --

Institutional Shares
Period ended June 30, 2000 (2)              --         (0.95)        (0.95)        $30.08       32.55(3)
Year ended June 30, 2001                    --         (1.91)        (1.91)         18.46      (33.35)
Year ended June 30, 2002                    --            --            --          14.40      (21.99)
Year ended June 30, 2003                    --            --            --          12.97          --

Administrative Shares
Period ended June 30, 2000 (5)              --            --            --         $30.02      (10.25)(3)
Year ended June 30, 2001                    --         (1.91)        (1.91)         18.38      (33.52)
Year ended June 30, 2002                    --            --            --          14.30      (22.20)
Year ended June 30, 2003                    --            --            --          12.86          --

Citizens International Growth Fund

Standard Shares
Period ended June 30, 2001 (6)              --            --            --          $8.22      (17.80)(3)
Year ended June 30, 2002                    --            --            --           6.73      (18.13)
Year ended June 30, 2003                    --            --            --           5.87          --

Citizens Income Fund

Standard Shares
Year ended June 30, 1999                 (0.59)        (0.02)        (0.61)        $10.51        0.78
Year ended June 30, 2000                 (0.63)        (0.01)        (0.64)         10.20        3.35
Year ended June 30, 2001                 (0.70)           --         (0.70)         10.28        7.87
Year ended June 30, 2002                 (0.58)           --         (0.58)          9.62       (0.87)
Year ended June 30, 2003                 (0.20)           --         (0.20)          9.92          --

Citizens Ultra Short Bond Fund

Standard Shares
Period ended June 30, 2003 (7)           (0.02)           --         (0.02)        $10.03          --(3)

Citizens Money Market Fund

Standard Shares
Year ended June 30,1999                  (0.04)           --         (0.04)         $1.00        4.07
Year ended June 30, 2000                 (0.05)           --         (0.05)          1.00        4.67
Year ended June 30, 2001                 (0.05)           --         (0.05)          1.00        5.23
Year ended June 30, 2002                 (0.02)           --         (0.02)          1.00        1.71
Year ended June 30, 2003                    --            --            --           1.00          --

Institutional Shares
Year ended June 30, 1999                 (0.05)           --         (0.05)         $1.00        4.58
Year ended June 30, 2000                 (0.05)           --         (0.05)          1.00        5.04
Year ended June 30, 2001                 (0.05)           --         (0.05)          1.00        5.43
Year ended June 30, 2002                 (0.02)           --         (0.02)          1.00        1.97
Year ended June 30, 2003                 (0.01)           --         (0.01)          1.00          --

                                                                    Ratios and Supplemental Data
                                       ------------------------------------------------------------------------------------
                                       Net            Ratio of             Ratio of net      Ratio of
                                       assets,        expenses to          investment        expenses to
                                       end of         average net          income/loss       average net          Portfolio
                                       period         assets, net of       to average net    assets, prior to     turnover
                                       ($ x 1,000)    reimbursement (%)    assets (%)        reimbursement (%)    rate (%)
---------------------------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund

Standard Shares
Year ended June 30, 1999                 $90,549            1.96              (0.88)               1.96             64.07
Year ended June 30, 2000                 354,818            1.82              (0.79)               1.83            120.69
Year ended June 30, 2001                 236,080            1.82              (0.71)               1.82            151.95
Year ended June 30, 2002                 135,881            1.84              (0.66)               1.84            132.82
Year ended June 30, 2003                 110,353            1.97              (0.72)               1.97                --

Institutional Shares
Period ended June 30, 2000 (2)           $12,544            1.39(4)           (0.25)(4)            1.43(4)         120.69
Year ended June 30, 2001                  16,475            1.39              (0.23)               1.42            151.95
Year ended June 30, 2002                   9,531            1.27              (0.05)               1.27            132.82
Year ended June 30, 2003                   6,781            1.30              (0.02)               1.30                --

Administrative Shares
Period ended June 30, 2000 (5)                $1            1.68(4)           (0.48)(4)          296.20(4)         120.69
Year ended June 30, 2001                   1,748            1.68              (0.48)               3.18            151.95
Year ended June 30, 2002                   2,207            1.64              (0.39)               1.64            132.82
Year ended June 30, 2003                   2,003            1.63              (0.38)               1.63                --

Citizens International Growth Fund

Standard Shares
Period ended June 30, 2001 (6)            $1,637            1.85(4)            0.86(4)            17.47(4)          39.88
Year ended June 30, 2002                   3,168            1.85              (0.23)               3.06            158.84
Year ended June 30, 2003                   2,597            1.85              (0.52)               2.76                --

Citizens Income Fund

Standard Shares
Year ended June 30, 1999                 $62,837            1.45               5.50                1.49             44.07
Year ended June 30, 2000                  61,836            1.45               6.34                1.47             52.96
Year ended June 30, 2001                  71,639            1.40               6.55                1.48             60.53
Year ended June 30, 2002                  67,488            1.38               5.77                1.38             54.05
Year ended June 30, 2003                  68,043            1.39               4.12                1.39                --

Citizens Ultra Short Bond Fund

Standard Shares
Period ended June 30, 2003 (7)            $3,737              --(4)            2.11(4)             3.10(4)             --

Citizens Money Market Fund

Standard Shares
Year ended June 30,1999                 $105,740            1.19               4.00                1.24               n/a
Year ended June 30, 2000                 112,700            1.17               4.59                1.18               n/a
Year ended June 30, 2001                 117,211            0.89               5.08                0.89               n/a
Year ended June 30, 2002                 114,271            0.92               1.72                0.92               n/a
Year ended June 30, 2003                 106,594            0.97               0.84                0.97               n/a

Institutional Shares
Year ended June 30, 1999                 $22,464            0.70               4.47                0.70               n/a
Year ended June 30, 2000                  23,370            0.81               4.93                0.82               n/a
Year ended June 30, 2001                  27,475            0.70               5.22                0.70               n/a
Year ended June 30, 2002                  16,539            0.67               1.95                0.67               n/a
Year ended June 30, 2003                  13,348            0.63               1.18                0.63               n/a

(1)  Based on average shares outstanding.
(2) Citizens Global Equity Fund Institutional Shares commenced operations on November 1, 1999.
(3)  Not annualized.
(4)  Annualized.
(5) Citizens Global Equity Fund Administrative Shares commenced operations on February 4,2000.
(6)  Citizens International Growth Fund commenced operations on December
     20, 2000.
(7)  Citizens Ultra Short Bond Fund commenced operations on November 21, 2002.


                                    26 & 27

OTHER POLICIES AND RISKS

Change in a fund's investment objective Each Citizens fund may change its investment objective (goal) as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval.

Fundamental Social Research Every security in Citizens Funds' portfolios is subject to our proprietary research, which revolves around a comprehensive, integrated analysis of all the factors -- fundamental and social -- that we believe affect a company's stock performance over time. Detailed financial analysis is conducted in tandem with a thorough check of each company's management practices and record of corporate responsibility. Our in-house research team examines specific variables seen as potentially contributing positively to investment performance, and/or decreasing investment risk. We believe that the rigorous application of both fundamental and social criteria results in a more thorough and effective evaluation of securities for inclusion in our funds.

--------------------------------------------------------------------------------
     CITIZENS' SOCIAL CRITERIA

     Exclusionary                    Qualitative
o    Tobacco                    o    Business practices and corporate governance
o    Alcohol                    o    Environmental performance
o    Nuclear power              o    Human rights
o    Weapons production         o    Diversity and equal opportunity
o    Lack of diversity          o    Labor and employee relations
o    Gambling                   o    Community involvement
                                o    Animal testing
--------------------------------------------------------------------------------

Additional policies affecting these funds Except where noted, the following policies and risks apply to all funds in this prospectus, except the Citizens Money Market Fund:

o Each fund may invest in bonds and other debt securities. For these securities, we measure credit quality at the time we buy a security for a fund. We rely on ratings by recognized independent rating organizations, or, for unrated securities, our own credit analysis. When two independent ratings disagree, we may use the higher one. If a security's credit quality falls, we usually will sell the security unless we determine that it would better serve the fund's interest to keep it.

o Each fund may invest in foreign securities. For the Citizens Value Fund, these securities must be publicly-traded in the United States in the form of American Depositary Receipts (ADRs) or similar instruments that are traded in U.S. dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, and the possibility of war or expropriation.

o In order to have cash for processing shareholder and portfolio transactions and for paying operating expenses, a fund typically invests a portion of assets in cash equivalents, such as money market instruments or other high-quality, short-term, liquid obligations. Under special circumstances -- such as in order to reduce or avoid concentration in an industry or issuer, or because of unusual market conditions -- a fund may temporarily place up to 100% of net assets in cash equivalents, or may otherwise depart from its stated investment strategy. To the extent that a fund departs from its usual investment strategy, it increases the risk that it won't achieve its goal.

o To a limited extent, the Core Growth, Global Equity and International Growth Funds may invest in initial public offerings (IPOs). IPOs may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected a fund's past performance, and may affect its future performance. As discussed earlier, the Emerging Growth and the Small Cap Core Growth Funds may invest in IPOs to a greater extent.

o Each of the Citizens Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Balanced Fund, Global Equity Fund and International Growth Fund may invest up to 25% of their respective assets in one or more Citizens money market fund.

o The Citizens Money Market Fund invests substantially all of its assets in another investment company, the Citizens Prime Money Market Fund. The Prime Money Market Fund has the same investment objective as the Money Market Fund and invests in securities using the strategies described in this prospectus.

Statement of Additional Information (SAI) Please note that there are many other factors which are not described herein, that could adversely affect an investment in the funds or prevent the funds from achieving their goals. More information about the strategies and risks of the funds appears in the Statement of Additional Information (SAI). To obtain an SAI, see the back cover of this prospectus. Investors should understand that the funds are not required to follow all of the investment techniques described in this prospectus or the SAI, and may not invest in all permitted types of securities.


MANAGEMENT OF THE FUNDS

The Investment Adviser

The investment adviser for Citizens Funds since it commenced operations in 1982 is Citizens Advisers, Inc., 230 Commerce Way, Portsmouth, NH, 03801. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

As the investment adviser, Citizens Advisers has overall responsibility for the management of each fund's portfolio and, as a result, determines which companies meet the funds' fundamental and social criteria. Citizens Advisers has day-to-day responsibility for managing the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Income Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund.

At its own expense, Citizens Advisers has engaged a subadviser to handle the day-to-day management of certain funds, as described herein. Citizens Advisers has ultimate responsibility (subject to oversight by the funds' Board of Trustees) to oversee the subadviser and recommend its hiring, termination and replacement.

Citizens Advisers also is responsible for a wide variety of administrative duties for the funds under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers performs some of these services directly and subcontracts with third parties for others.

Fees paid to the adviser(1) As payment for providing the funds with investment advisory and administrative services, Citizens Advisers received the following fees from each fund and share class during the most recent fiscal year.

--------------------------------------------------------------------------------
FUND                                 % OF AVERAGE
                                     NET ASSETS

Core Growth                          0.60%
Emerging Growth                      1.08%
Small Cap Core Growth                0.60%
Value                                0.90%
Balanced                             0.75%
Global Equity                        1.10%
International Growth                 1.15%
Income                               0.75%
Ultra Short Bond                     0.45%
Money Market                         0.45%
--------------------------------------------------------------------------------

(1) For the fiscal year ending June 30, 2004, each fund is paying the investment adviser, in addition to other fees disclosed elsewhere in this prospectus and in the table above, a shareholder service fee. For all fund classes except the Citizens Core Growth Fund Standard shares, the fee is based on the number of accounts. For the Citizens Core Growth Fund Standard shares, the fee is a percentage of average annual net assets, and may be as high as 0.35% of assets, but will be 0.25% for the fiscal year ending June 30, 2004.

The Subadviser

Since October 17, 2001, SSgA Funds Management, Inc. (SSgA) has been the subadviser for the Citizens Global Equity and Citizens International Growth Funds. SSgA is the successor to the mutual fund investment operations of State Street Global Advisors, which was established in 1978 as a division of State Street Bank and Trust Company. SSgA is a wholly-owned subsidiary of State Street Corporation. SSgA is located at Two International Place, Boston, Massachusetts. As of June 30, 2003, State Street Corporation and its subsidiaries had over $AMOUNT in assets under management.

Fees paid to the subadviser Citizens Advisers pays the subadviser for its services in handling the day-to-day management of the funds described above.

Potential changes in subadvisory relationships The funds have obtained an exemptive order from the SEC that allows the funds, with the approval of the funds'trustees but normally without shareholder approval to:

o    hire additional or replacement subadvisers
o    change the terms of subadvisory agreements
o continue to employ subadvisers after an event (such as an acquisition of a subadviser) that otherwise would cause an automatic termination of a subadvisory agreement

If a subadviser were added or changed for a fund without shareholder approval, the prospectus would be revised and shareholders of that fund would be notified.

YOUR ACCOUNT

PROCEDURES WHEN OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, you'll need to provide your name, address, date of birth, and other information that will allow us to identify you.

CLASSES OF SHARES

As noted in the fund descriptions, some of the funds in this prospectus offer more than one share class. All classes of all Citizens Funds are no-load, meaning that they have no sales or redemption* charges.

Standard shares are designed for individual investors. Institutional and Administrative shares are designed for institutional investors, but may be made available to individual investors through various retirement plans or other investment programs. Institutional and Administrative shares may also be appropriate for individuals who are investing $1 million or more. The details for each of the share classes are described below.

----------------------------------------------------------------------------------------------------------
                            Standard                          Institutional           Administrative
                            Shares                            Shares                  Shares
Minimum initial             $2,500 for regular accounts;      $1 million (or less,    $1 million (or less,
investment and balance      $1,000 for IRA, Uniform           at Citizens Funds'      at Citizens Funds'
                            Gifts to Minors Act/Uniform       discretion)             discretion)
                            Transfers to Minor Act
                            (UGMA/UTMA) and
                            Automatic Investment
                            Plan (AIP) accounts

Minimum additional          $50 for all accounts,             No minimum              No minimum
investment                  including Automatic Investment
                            Plans (AIP)


Distribution (12b-1) fee    0.25% of average net assets       None                    0.25% of average
                            annually; does not apply to                               net assets annually
                            Citizens Money Market Fund
----------------------------------------------------------------------------------------------------------

* You may be assessed a fee for redemptions or exchanges from the Global Equity and International Growth Funds within 60 days of purchase.

Distribution fees Under Citizens Funds' Distribution Plan, Standard and Administrative shares pay fees to Citizens Securities and others who provide distribution or administration services to the funds. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Policies for accounts with below-minimum balances If your balance falls below the minimum for your share class (as noted above), a fund may take certain steps to address the situation:

o Standard shares: A fund may charge you $20 a year when your balance is below the minimum. If you fail to bring your balance up to the minimum level, the fund may give you 30 days' notice to do so, and if you do not, the fund may close your account and mail you the proceeds. This policy also applies to inactive Automatic Investment Plan accounts.

o Institutional and Administrative shares: Each fund reserves the right to convert an account to Standard shares, subject to 30 days' notice from the fund that you must increase your balance to at least the minimum.

HOW TO BUY SHARES

Buying shares directly To open a new account, simply send in a completed account application and your payment. All applications and forms are available online at www.citizensfunds.com, or by calling 800.223.7010. When buying shares in an existing account, you may pay by check. Also, by going online (at the address above) or speaking with a shareholder services representative, you can purchase shares by exchanging from another Citizens fund, by wire, or electronically from a pre-designated bank account through the Automated Clearing House (ACH). All checks must be made payable to "Citizens Funds"; we cannot accept money orders, credit card checks, and checks that are payable to anyone else and signed over to us (third-party checks). We do accept foreign checks that are payable in U.S. dollars, but shares that are purchased with these checks may be held in escrow for at least 20 days. When redeeming shares recently purchased by check or through the ACH, proceeds will not be made available to you until we collect payment on your purchase. This may take up to 15 days after the original purchase date.

Buying shares through a "fund supermarket" Citizens Funds are available through many popular fund supermarkets, including Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments FundsNetwork(R).

Buying shares through a broker-dealer Many broker-dealers offer Citizens Funds, in some cases as part of a fee-based investment program. For investors who prefer to invest with the guidance of a financial professional, buying shares through a broker-dealer may be the preferred choice. Due to the services broker-dealers offer, you may pay more in fees when investing through a broker-dealer.

HOW TO SELL SHARES

Selling shares by phone We offer a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). In most circumstances, you can sell as much as $100,000 in shares this way.

If you select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or fraud. For added security, you may provide us with a Personal Identification Number (PIN), which must be verified before any telephone transaction (including balance inquiries) can be processed. For your protection, we record all telephone calls. As long as we follow these precautions and we reasonably believe that the instructions we receive are authorized, Citizens Funds, the funds' investment adviser and the funds' transfer agent will not be responsible for any losses that result.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be hard to reach us by telephone. In these cases, please consider conveying your instructions using the "Account Access" section at www.citizensfunds.com, through our automated phone service, or in writing.

Selling shares online or by automated phone service When you sign up for and have activated your Telephone Redemption and Exchange option, you automatically have the ability to send orders to sell shares online at www.citizensfunds.com or by calling our automated phone service at 800.223.7010.

Selling shares in writing Any order to sell shares can be sent to us in writing at any time. Certain types of orders can only be accepted in writing, and must have a Medallion Signature Guarantee (see page 39). These include all orders to sell shares that are worth more than $100,000; all exchanges between accounts that do not have identical titles; all orders to sell shares in accounts whose name or address has been changed within the last 30 days; all orders to sell shares where the proceeds are being sent to a different address than the one on the account; and at our discretion, any other order.

Selling shares through a broker-dealer You may sell your shares through participating broker-dealers (who may charge a fee for this service). Some broker-dealers have arrangements with Citizens Funds that allow them to place orders to sell shares by phone or electronically. If you bought your shares through a broker-dealer or other intermediary, you may need to sell them through that same entity.

Selling shares by check Checkwriting is available for Citizens Money Market Fund and Ultra Short Bond Fund, once you have been approved and have completed the necessary forms. You will receive 20 checks when you sign up for this service, and are charged $0.50 for each check you write. Checks that clear your Citizens Ultra Short Bond Fund account are considered a sale of shares, which is a taxable event and may produce a gain or loss. Please consult your tax professional for assistance.

Proceeds from selling shares When you sell shares, you have a choice of how you receive the proceeds. You can transfer the money into a different account at Citizens Funds, have a check mailed to you, or have the money electronically transferred into a pre-designated bank account. An electronic transfer using the Automated Clearing House (ACH) usually takes three days. Federal Funds wire service is typically credited on the next business day, but you will be charged a $10 fee to send a wire transfer to a U.S. bank. Your financial institution may charge a fee to receive ACH or wired funds. Proceeds normally go out the next business day after we receive a request in good order. You will earn dividends up through the date we receive your redemption request.

We reserve the right to wait up to seven business days before paying the proceeds when you sell shares. However, if you are selling shares that you recently bought, the proceeds may be delayed until your investment clears; this may take up to 15 days from the date of purchase. Under these circumstances, we will reject your order to sell shares and you must resubmit a request in good order to sell shares.

Medallion Signature Guarantees A signature guarantee is evidence that the signature on your written order is genuine. These are available from most banks, credit unions and broker-dealers, but you cannot get one from a notary public. Not all written orders need a signature guarantee, but to avoid delays, it's a good idea to obtain a Medallion Signature Guarantee for all written orders to sell shares. Questions? Call 800.223.7010.

In addition to the types of orders described above, certain changes to your account need a Medallion Signature Guarantee, including:

o    any change to your account title
o    adding or changing your pre-designated wire or Automated Clearing House
     (ACH) instructions
o    setting up or changing a systematic withdrawal plan or AIP

We may require further documentation from corporations, fiduciaries, retirement plans or institutional investors.

The funds' business hours The funds are open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day. Each fund calculates the value of its shares immediately following the close of the NYSE. The NYSE typically closes at 4 p.m. (ET), but on occasion may close earlier.

How the funds price their shares To calculate a fund's share price, or Net Asset Value (NAV), we add up the fund's assets, subtract its liabilities, and then divide by the number of shares outstanding.

We generally use market prices to value securities. Debt securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost, which is approximately equal to market value and is described in the Statement of Additional Information. If a market quotation for a given security is unavailable, or if the adviser or a fund's subadviser believes an available quote does not accurately reflect the current value of a security, the adviser will fair value that security in good faith, using the policies established by the funds' Board of Trustees.

Contacting Us With Your Orders

--------------------------------------------------------------------------------
Regular U.S. Mail                 Wire Transfers
Citizens Funds                    Citizens Funds
PO Box 182456                     c/o Fifth Third Bank
Columbus, OH 43218-2456           38 Fountain Square Plaza
                                  Cincinnati, OH 45263
Overnight or
Express Delivery                  Routing Number: 042000314
Citizens Funds
3435 Stelzer Road                 A/C Number: 999-44-975
Columbus, OH 43219
                                  For further credit: Your name, account number,
Telephone                         and the name or number of the fund you wish
800.223.7010                      to invest in.
--------------------------------------------------------------------------------

Cost of shares when you buy or sell When you buy shares in one of our funds, your transaction will go through at the next share price calculated for that fund after we receive your payment.

When you sell shares in one of our funds, your transaction will go through at the next share price calculated for that fund after your redemption request, in proper form, has been received.

Timing of orders placed through broker-dealers If you place an order with one of our authorized broker-dealers, or their intermediaries, we will consider the order to have been accepted by us at the time it is accepted by them.

Redemption in kind Each fund will normally redeem shares for cash, but when the redemption is for more than $250,000, a fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash. You should be aware that you may have to pay taxes when you redeem shares.

Exchange privilege You may exchange at any time from one Citizens fund to another. Simply call or write with your request. Keep in mind that the investment minimums and minimum balance requirements still apply with all exchanges. Because excessive trading can lower a fund's performance and harm other shareholders, we reserve the right to suspend or terminate (with advance notice) the exchange privilege of any investor who makes excessive use of the privilege, which we define as more than five exchanges within a one-year period.

We may also restrict or refuse exchanges that appear to us to be part of a pattern of "market timing" or other simultaneous orders affecting significant portions of a fund's assets. Shareholders who abuse the exchange privilege may lose their exchange privileges or have their account closed. If you lose your exchange privileges, you can still keep or sell your shares.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

Excessive trading and redemption fee We reserve the right, at our discretion, to suspend the offering of shares of a fund and to reject any purchase request -- including exchanges from other funds -- that we regard as disruptive to the efficient management of a fund. Because excessive trading can lower a fund's performance and harm other shareholders, we may reject purchase requests that appear to us to be part of a pattern of "market timing." In addition, the Citizens Global Equity and International Growth Funds charge a redemption fee of 2% (paid to the funds) on shares of those funds redeemed within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by Citizens funds of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Householding To reduce expenses, we may mail only one copy of the funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact us at 800.223.7010, or if your shares are held through a broker or financial institution, please contact them directly. We will begin sending you individual copies 30 days after receiving your request.

INVESTOR SERVICES

As part of our commitment to your success, we offer a full range of investor services, including tax-advantaged retirement plans and educational saving accounts, automated investment plans, systematic withdrawal plans, investment through payroll deduction, and an optional E-fund money market debit card with free checkwriting. For details on these and other shareholder services, visit www.citizensfunds.com or call 800.223.7010.

COSTS FOR SERVICES

The following table outlines most of the fees associated with our services, account activity and maintenance.

--------------------------------------------------------------------------------
Redemption fee                                   2%*
Below minimum balance fee                        $20 per year per fund/account
Annual retirement account maintenance fee        $10 per fund/account, to a
                                                 maximum of $20 (waived for
                                                 total IRA/403b balances of
                                                 $25,000 and higher, and total
                                                 account balances of $50,000 and
                                                 higher).
Close IRA account                                $15 per fund/account
Returned purchase (wire, ACH or check)           $20
Send wire transfer (U.S.)                        $10
Send wire transfer (foreign)                     $40

Checkwriting                                     $0.50 per check (waived on
                                                 E-fund Account)
Returned debit (ACH, checkwriting)               $20
Stop payment                                     $20 per check
Duplicate statements, checks and tax forms       Your most recent statement is
                                                 available for free via
                                                 automated phone line request;
                                                 documents dating back to
                                                 01/01/00 are $2 per piece;
                                                 prices vary on documents for
                                                 periods prior to 01/01/00.

E-fund account checks                            First 20 are free; box of 150,
                                                 $15.95
E-fund ATM withdrawal                            $0.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E-fund cash advance at bank                    $2.50
E-fund annual fee                              $35
E-fund account debit card replacement          $10

* You may be assessed a redemption fee of 2% if you redeem or exchange shares within 60 days after investing in the Global Equity or International Growth Funds.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year.

Normal frequency of dividends and distributions For all of our equity funds, distributions of capital gains (both long-term and short-term) and investment income normally are declared and paid once a year. For Citizens Income Fund, dividends of investment income normally are declared and paid monthly and capital gains are distributed once a year. For Citizens Ultra Short Bond Fund, dividends of investment income normally are declared daily and paid monthly, and capital gains are distributed once a year. For Citizens Balanced Fund, dividends of investment income normally are declared and paid quarterly and capital gains are distributed once a year. For Citizens Money Market Fund, dividends are declared daily and paid monthly, and the fund expects to make no capital gains distributions. A fund won't declare a dividend or distribution if it has no net income or capital gains, and may make additional distributions at any time if tax considerations make it necessary.

Receiving your dividends and distributions You can receive your dividends and distributions in one of four ways: automatically reinvested in additional shares of the same fund; automatically invested in another Citizens fund of your choice; sent to you by check; or electronically transferred to your bank account (via ACH).

Unless you instruct us otherwise, your account will be set up for automatic reinvestment. Your dividends and distributions will be used to buy additional shares of the same fund at the NAV calculated on the date the dividends or distributions are paid. Information regarding dividends and other distributions will be included on your statement.

Note regarding "lost shareholders" In the event that mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash, the fund reserves the right to change the payment options on your account to "reinvest." In such event, returned checks and subsequent fund distributions would be reinvested in additional fund shares within your account. In order to change your distribution options back to "cash," we would need to receive your instructions to do so in writing.

TAX INFORMATION

The following discussion generally describes the tax considerations pertinent to a fund investor who is an individual taxpayer. These considerations may not be relevant if you are investing through a tax-deferred account such as an IRA, SEP IRA or 401(k) account. Because each investor's tax situation is unique, we suggest that you consult your tax adviser for further information.

Taxability of dividends and distributions You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from a fund, regardless of whether you take them in cash or reinvest them in additional shares.

Distributions paid from ordinary investment income and short-term capital gains are generally taxable as ordinary income. Distributions designated as capital gain distributions (paid from long-term capital gains) are treated as long-term capital gains for federal tax purposes. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.

"Buying a dividend" If you purchase shares just before a fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is known as "buying a dividend." If you wish to avoid this, you may want to check to see when the fund's next anticipated distribution is. This is not a concern for investments made through tax-deferred accounts or for investments in Citizens Money Market Fund.

Tax on dispositions of fund shares Redeeming (selling) fund shares and exchanging them for shares of another Citizens fund generally are considered taxable events. Depending on how much you paid for the shares you are selling or exchanging, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts.

Federal income tax withholding If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States described in this paragraph.

[LOGO] CITIZENS FUNDS(R)           800.223.7010
                                   www.citizensfunds.com

TO LEARN MORE

Additional documents are available that can help you learn more about the funds:

Statement of Additional Information (SAI) -- contains more detailed information about the management and operations of the funds. The SAI is incorporated by reference into this prospectus (meaning it is legally part of it).

Annual and Semi-Annual Reports to Shareholders -- issued every six months, shareholder reports contain performance figures and discussions of the market conditions and investment strategies that significantly affected the funds'performance during the report period.

You can receive a copy of each fund's current SAI and shareholder report without charge by calling 800.223.7010 or by visiting our web site at www.citizensfunds.com.

Information about Citizens Funds, including the current SAI and shareholder report, are also available from the SEC through a variety of methods. You can:

o find them on the Edgar Database of the SEC Internet site at http://www.sec.gov
o have copies sent to you (after paying a copying fee) by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov
o view and copy them in person at the SEC's Public Reference Room in Washington, D.C.; for more information, call 202.942.8090


Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments FundsNetwork(R).

Citizens Funds(R) and E-fund(R) are registered trademarks of Citizens Advisers, Inc.

Transfer and Dividend Paying Agent: BISYS, 3435 Stelzer Road, Columbus, OH 43219

(C)2003 Citizens Advisers, Inc.

SEC File No.811-362


[RECYCLE LOGO] Printed on recycled paper with soy-based inks.          PROS 8/03

                                Citizens Funds(R)

                       Statement of Additional Information

                              ______________, 2003

      This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Funds' Prospectus dated ___________, 2003. A copy of the current Prospectus can be obtained by calling
(800) 223-7010, by writing Citizens Funds, 230 Commerce Way, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.


      Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds annual and semi-annual reports. For a free copy of an annual or semi-annual report, please call (800) 223-7010.

                                Citizens Funds(R)

                            Citizens Core Growth Fund
        Citizens Emerging Growth FundCitizens Small Cap Core Growth Fund
         Citizens Value Fund (formerly known as Meyers Pride Value Fund)
                             Citizens Balanced Fund
                           Citizens Global Equity Fund
                       Citizens International Growth Fund
                              Citizens Income Fund
                         Citizens Ultra Short Bond Fund
                           Citizens Money Market Fund

      Table of Contents                                             Page


      Citizens Funds.................................................
      Investment Strategies, Risks and Fundamental and
      Non-Fundamental Policies ......................................
      Trustees, Officers and Beneficial Owners.......................
      Investment Advisory and Other Services.........................
      Brokerage Allocation and Soft Dollars..........................
      Ownership of Shares and Shareholder Rights.....................
      How We Value Fund Shares.......................................
      Tax Matters....................................................
      How We Calculate Performance...................................
      Financial Statements...........................................
      Appendix A:  Description of Ratings............................
      Appendix B:  Proxy Voting Guidelines...........................

Citizens Funds


     Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified management company. Citizens Funds presently consists of twelve separate series, each with its own investment objective, assets and liabilities, including:
Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens International Growth Fund (inception date 12/20/00), Citizens Value Fund (the successor to the Meyers Pride Value Fund (inception date 6/13/96), Citizens Balanced Fund (inception date 12/20/02) and Ultra Short Bond Fund (inception date 11/21/02). On September 14, 2001, shareholders of the Meyers Pride Value Fund approved its reorganization into the Citizens Value Fund, a newly-created series of the Trust, effective September 24, 2001. Unless otherwise noted, all historical fees, expenses and performance set forth herein or in the prospectus relating to the Citizens Value Fund for periods prior to the reorganization relate to the Meyers Pride Value Fund). The remaining series are not covered by this SAI.

     On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. Each of the series of Citizens Funds covered by this Statement of Additional Information is referred to herein as a "Fund," or, collectively, the "Funds."

      This Statement of Additional Information relates to Standard, Administrative and Institutional Class shares of the Funds.


Investment Strategies, Risks and Fundamental and Non-Fundamental Policies

Investment Strategies and Risks

     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

     The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.


Investment Structure

     Each of the Citizens Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, Balanced Fund, Global Equity Fund and International Growth Fund may invest up to 25% of their respective assets in [one or more] Citizens money market fund[s].

      The Citizens Money Market Fund intends to [may] invest substantially all of its assets in the Citizens Prime Money Market. Both the Citizens Money Market Fund and the Citizens Prime Money Market Fund are series of the Trust. The Citizens Prime Money Market Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Citizens Prime Money Market Fund has the same investment objective and substantially similar investment policies as the Citizens Money Market Fund.

      The Citizens Money Market Fund may withdraw its investment from the Citizens Prime Money Market Fund at any time if its Board of Trustees determines that it is in the best interest of its shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Citizens Money Market Fund's assets in another similarly structured portfolio having the same investment objective as that Fund, or instructing the investment adviser to directly invest the

Fund's assets in securities. The Citizens Money Market Fund's Trustees believe that the aggregate per share expenses of that Fund and the Citizens Prime Money Market Fund will not be greater than the expenses that the Citizens Money Market Fund would incur if it were to have continued investing directly in securities.

      The Trust does not hold annual meetings. However, when the Citizens Prime Money Market Fund is required to do so by law, or in the judgment of Trustees it is necessary or desirable to do so, it will submit matters to its shareholders for a vote. When the Citizens Money Market Fund is asked to vote on matters concerning the Citizens Prime Money Market Fund, the Citizens Money Market Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law, which may include voting in the same proportion as the vote of all other security holders voting on the issue. Of course, the Citizens Money Market Fund could be outvoted, or otherwise adversely affected, by other investors in the Citizens Prime Money Market Fund.

      The Citizens Prime Money Market Fund may sell shares to institutional investors in addition to the Citizens Money Market Fund. These investors may be mutual funds, which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Citizens Prime Money Market Fund may not be the same. These differences in returns are also present in other mutual fund structures.

      Information about any other mutual funds that are other shareholders of the Citizens Prime Money Market Fund is available from Citizens Securities, Inc.


Preferred Stock


     Each Fund (other than Citizens Money Market Fund) may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, like equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


Convertible Securities

     Each Fund, other than Citizens Money Market Fund, may invest in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     The Citizens Value Fund will limit investments in convertible securities to those generally considered to be investment-grade debt securities, which are defined as being rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services ("Moody's"), or the equivalent of an investment grade rating by another rating agency. A description of ratings is contained in Appendix A.

Derivative Securities

     Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds, other than Citizens Money Market Fund, may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. Each Fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

     Options. Each Fund, other than Citizens Money Market Fund, may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund pays or receives for buying or writing a call or put option is deemed to constitute the market value of the option at the time of purchase or sale. Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

     Futures Contracts. Each Fund, other than Citizens Money Market Fund, may purchase or sell futures contracts (including index futures) and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     Warrants. Each Fund, other than Citizens Money Market Fund, may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

     Structured Securities. Each Fund, other than Citizens Money Market Fund, may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

     Risks. The use of derivative securities depends on the Fund manager's or a subadviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

o the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
o an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
o the possible absence of a liquid secondary market for any particular derivative at any time;
o the potential loss if the counter party to the transaction does not perform as promised; and
o the possible need to defer closing out certain positions to avoid adverse tax consequences.

      Options may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

      Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

      Structured Securities, or Strips may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before a Fund receives the money it initially invested in the security. This may happen if interest rates go down. A Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, a Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

Repurchase Agreements

      The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. Government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

      The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Foreign Securities

      Each Fund, other than Citizens Money Market Fund, and especially Citizens Global Equity Fund and Citizens International Growth Fund, may invest in foreign securities that meet the Trust's social and financial criteria. For Citizens Value Fund, such securities must be publicly-traded in the United States in the form of American Depositary Receipts (ADRs) or similar instruments that are traded in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

     Each Fund (other than Citizens Money Market Fund) may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

      The Funds (other than Citizens Money Market Fund) may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

"When-Issued" Securities

     Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if Citizens Advisers, Inc. (the "Adviser" or "Citizens Advisers") or a subadviser were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Private Placements and Illiquid Investments

      Each Fund may invest up to 15% of its net assets (up to 10% of net assets for Citizens Money Market Fund) in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Rule 144A Securities

      Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable subadviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Real Estate Securities

      Each Fund (other than Citizens Money Market Fund) may invest in equity and debt securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

Lending of Portfolio Securities

      Each Fund may lend (a "Lending Fund") its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) a Lending Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) a Lending Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Lending Fund. A Lending Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, a Lending Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Adviser.

Hedging Risk

      Citizens Global Equity Fund and Citizens International Growth Fund may (but are not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.

Short-Term Debt Obligations

      The Funds may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers' acceptances.

      Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers' acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

      U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. Government Obligations

      Each Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

Corporate Debt Obligations

      The Funds may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

      Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

Asset-backed Securities

     The Funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

Socially Responsible Investing

     Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner which includes investing in companies that have positive workplace, community and environmental records.

      In finding such investments, our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse data sources and direct dialog with the companies under review. Screening occurs in two steps. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process.

Companies are eliminated from investment consideration if they:



      o Produce tobacco or tobacco products, or distribute/sell tobacco or tobacco products as the primary line of business;

      o Produce alcoholic beverages or distribute/sell alcoholic beverages as the primary line of business;

      o Operate nuclear power plants or are primary suppliers of nuclear power for the industry;

      o Have material interests in the manufacture or distribution/sales of weapons or weapons-specific components;


      o     Are involved in gambling as a main line of business;

      o Lack diversity at the level of the board of directors/senior management.


      o Have material interests in the manufacture of personal care products and test on animals where not required by law.


      Once a company passes the above exclusionary screens, our research team conducts a qualitative analysis in seeking to identify companies with sound business practices, a history of environmental stewardship, and good employee and community relations. In particular, our research focuses on the following:

Business Practices and Corporate Governance

      o We examine the business practices of companies and favor companies that are responsive to consumer and public concerns and that market their products responsibly.

      o We create a corporate governance profile for companies, and seek to invest in companies that demonstrate "best practices" related to board independence and elections, auditor independence, executive compensation, expensing of options, voting rights and other important governance issues.

      o We consider the social impact of a company's product line, with particular attention to safety and quality issues. We avoid companies that have a clear pattern of regulatory violations for their products.

Environmental Performance


      o We consider each company's environmental performance based on its historical and current environmental impacts, the existence and comprehensiveness of its environmental policies and the current industry practices. We avoid companies with poor environmental records in the context of these criteria.

      o We favor companies that have minimal impact on the environment, best-in-class practices and clearly defined environmental goals. We look for companies with rigorous environmental policies that are continually enforced and for companies that engage in proactive environmental initiatives.


Human Rights


      o We do not invest in companies that have patterns of permitting the use of child labor, forced labor or other abuses in the manufacture of their products.


      o We seek companies that have codes of conduct and vendor standards for their subcontractors, overseas operations and suppliers.

Diversity and Equal Opportunity

      o We avoid companies that have a pattern of discrimination based on age, gender, religion, race, disability or sexual orientation.


      o We favor companies that promote equal opportunity and that actively recruit, hire and promote individuals in order to create a diverse workforce. We look for companies that actively seek supplies from women or minority-owned businesses.


Employee Relations

      o We do not invest in companies that have patterns of labor law violations or that engage in unfair labor practices.

      o We avoid companies that have poor safety records or consistent patterns of OSHA violations.


      o We favor companies that provide family-friendly benefits, have good relationships with their unions, and offer competitive salaries, benefits and stock options or other forms of profit sharing. We favor companies that provide benefits to same-sex partners.


Community Relations

      o We consider each company's relationship to the communities in which it operates, with particular attention to community concerns with the company facilities and practices.

      o We favor companies that give to their communities, whether it be financial or by encouraging employee volunteerism.

Animal Testing


      o We favor companies that actively support, find and use alternatives to animal testing.


      o     We avoid companies with a pattern of violations of the Animal
            Welfare Act.

All holdings are monitored to ensure our standards for corporate responsibility are met. Securities are rescreened when new information suggests a change in facts that could affect the social research decision.

Fundamental and Non-Fundamental Policies


     The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. The Citizens Prime Money market Fund has the same fundamental investment policies as the Citizens Money Market Fund.


      1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      2. The Funds may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

      4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the Securities Act in selling a security.

      5. The Funds may not concentrate their investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

      6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

     As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of each Fund other than Citizens Money Market Fund, and no more than 10% of the net assets of Citizens Money Market Fund, will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Trust's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

      As a non-fundamental policy, Citizens Small Cap Core Growth Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that, when purchased, are within the range of the Russell 2000 Growth Index, as measured by market capitalization. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, Citizens Global Equity Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      As a non-fundamental policy, the Citizens Ultra Short Bond Fund will, under normal circumstances, invest at least 80% of its net assets in bonds and other related instruments. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Temporary Defensive Positions

      Each Fund may invest some or all of its assets in cash, cash equivalents, money market instruments (including, without limitation, U.S. Treasury obligations, obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; commercial paper or other corporate notes of investment grade quality; and Yankee bonds) and repurchase agreements as: (i) temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions, and/or
(ii) for liquidity purposes or pending the investment of the proceeds of the sale of a Fund's shares. Such temporary defensive positions would be inconsistent with a Fund's principal investment strategies (other than Citizens Money Market Fund which invests exclusively in money market instruments) and may adversely impact Fund performance.

Portfolio Turnover

      With regard to Citizens Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of the U.S. Government and its agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser or a subadviser.

      For Citizens Income Fund and Citizens Ultra Short Bond Fund we purchase fixed income securities and for Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund and Citizens International Growth Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.


      Portfolio turnover rates will vary, depending on the type of Fund and its particular investment objective. For example, Citizens Emerging Growth Fund's turnover rate may be in excess of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. For the fiscal years ended June 30, 2001, 2002 and 2003, the Funds had the following portfolio turnover rates: Citizens Core Growth Fund -- 44.95%, 76.40% and __________%; Citizens Emerging Growth Fund -- 136.63%, 202.57% and ___________%; Citizens Small Cap Core Growth Fund -146.62%, 294.26% and __________%; Citizens Value Fund (1) -- 62.55%, 34.77%, 5.87% and ____________%; Citizens Global Equity Fund -- 151.95%,
132.82% and ______________%; Citizens Income Fund -- 60.53%,54.05% and
__________%; Citizens International Growth Fund - 39.88% (from December 20,

2000, commencement of operations, to June 30, 2001), 158.84% and _______________%; Citizens Balanced Fund--_____ (from December 20, 2002, commencement of operations, to June 30, 2003); and Citizens Ultra Short Bond Fund--__________% (from November 21, 2002, commencement of operations, to June 30, 2003)

(1) Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and was managed by Meyers Capital Management, LLC. Turnover rates given are for the years ended May 31, 2001and2002,the period of June 1, 2002 through June 30, 2002, and the fiscal year ended June 30, 2003, respectively.


More Details on Citizens Money Market Fund

      The following are present policies of the Citizens Money Market Fund, but may be changed by the Trust's Trustees without a vote of the shareholders of the
Fund:

      1. The Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. The Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Fund's Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. The Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's, S&P or any other Nationally Recognized Statistical Rating Organization.

      2. The Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

      3. The Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies - Repurchase Agreements."

      4. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Trust's Board of Trustees have authorized the Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the non-fundamental investment policies of the Funds under "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies" above.

      5. The Fund may not sell short or buy on margin and may not write put or call options.

      Quality and Maturity of Securities. Because Citizens Money Market Fund uses the amortized cost method of valuation (see "How We Value Fund Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

      Immediately after Citizens Money Market Fund acquires any security, no more than 5% of the Fund's total assets may be invested in securities issued by the issuer of that security, except that this limitation does not apply to U.S. Government securities or to securities subject to an unconditional guarantee or demand feature provided by an entity that does not control, is not under common control with and is not controlled by the issuer of the underlying security (a "non-controlled person"). Also, notwithstanding the foregoing, the Fund may invest up to 25% of its total assets in the First Tier Securities (defined below) of a single issuer for up to three business days after the acquisition of the security.

      With respect to 75% of the Fund's total assets, immediately after the Fund acquires a guarantee or demand feature or a security subject to a guarantee or demand feature that is provided by a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature. Immediately after the Fund acquires a security subject to a guarantee or demand feature that is provided by an entity that is not a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature.

     Citizens Money Market Fund also may only invest in securities which are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Trust's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above and, in the case of a security subject to a conditional demand feature, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

Trustees, Officers and Beneficial Owners


      A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this SAI. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act, because they have an affiliation with the Funds' Adviser or Distributor.(1) The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Funds' Adviser or Distributor. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for twelve funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with their Fund duties is 230 Commerce Way, Portsmouth, NH 03801.


----------
(1) Sophia Collier and each officer listed as an interested person of the Funds, is interested by virtue of their position or affiliation with the Funds' investment adviser. Mitchell A. Johnson is an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------

Name and Age               Position(s) w/ Funds and     Principal Occupation(s) During
                           Date Elected or Appointed    Past 5 Years
-------------------------------------------------------------------------------------------------------

Sophia Collier             Trustee since 10/91          Portfolio Manager, Citizens Funds, since 3/95
47                         President 1991-1998, Chair   Majority Owner and Chair of Board of Directors,
                           of Board                     Citizens Advisers, Inc., since 12/91
                           1/02 - 8/02                  President, Citizens Advisers, Inc., 12/91-9/98
                                                        and since 7/02
                                                        Chair of the Board of Directors, Northpoint
                                                        Technology, Ltd., since 1/97



Mitchell A. Johnson        Trustee 12/97 - 8/01 and     President, MAJ Capital Management (personal
61                         since 11/02;                 investments), since 8/94
                           Trustee Emeritus since       President, Corporate Finance, Student Loan
                           8/01-11/02                   Marketing Association, 5/73-8/94


------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------

Name and Age               Position(s) w/ Funds and     Principal Occupation(s) During
                           Date Elected or Appointed    Past 5 Years
-------------------------------------------------------------------------------------------------------
Judy Belk                  Trustee since 5/01           Senior Advisor and Consultant to Philanthropic
50                                                      and Non-Profit Organizations, since 11/00
                                                        Vice President, Global Public Affairs, Levi
                                                        Strauss & Co., 6/90-6/00

Walter D. Bristol, Jr.     Trustee since 5/01           Executive Vice President for Corporate
52                                                      Operations and Chief Financial Officer,
                                                        American Heart Association, since 5/96


Jeannie H. Diefenderfer    Trustee since 5/01           Vice President, Verizon, since 8/02
41                                                      Group President, Verizon, 8/01-7/02
                                                        Senior Vice President, Verizon, 5/98-7/01
                                                        Executive Director, Verizon, 2/96-4/98


Pablo S. Eisenberg         Trustee since 12/99          Senior Fellow, Public Policy Institute,
70                                                      Georgetown University, since 1/99
                                                        Executive Director, Center for Community
                                                        Change, 5/75-6/98

Orlando Hernandez          Trustee since 8/01           Vice President of Finance, Texas Instruments,
55                                                      5/76-4/01


Martha S. Pope             Trustee since 12/99          Senior Advisor for the Northern Ireland Peace
58                                                      Negotiations, 1/95-7/98
                                                        Trustee, National Park Foundation, since 8/00
                                                        Trustee, Hofstra University, since 6/00


------------------------------------------------------------------------------------------------------
Officers Who Are Not Trustees
------------------------------------------------------------------------------------------------------

Name and Age               Position(s) w/ Funds and     Principal Occupation(s) During
                           Date Elected or Appointed    Past 5 Years
-------------------------------------------------------------------------------------------------------

Sean P. Driscoll           Treasurer since 3/99         Senior Vice President, Citizens Advisers, Inc,
38                                                      since 4/03
                                                        Vice President, Citizens Advisers, Inc.,
                                                        11/98-4/03
                                                        Assistant Treasurer, Citizens Advisers, Inc.,
                                                        since 10/02
                                                        Director, Fund Administration, State Street
                                                        Bank and Trust Company, 3/98-11/98
                                                        Vice President, Compliance, Putnam
                                                        Investments, 1/97-3/98

Marcia Kovalik             Secretary since 5/03         Vice President, Citizens Advisers, Inc., since
40                         Asst. Secretary 5/01-5/03    4/03
                                                        Counsel, Citizens Advisers, Inc., 2/01-4/03
                                                        Associate, Boynton, Waldron, Doleac, Woodman &
                                                        Scott, P.A., 9/95-2/01


Alaina Metz(2)             Asst. Secretary since 2/01   Chief Administrative Officer, BISYS Fund
35                                                      Services Ohio, Inc., since 6/95



James Darden Rives         Treasurer since 5/03         Controller, Finance and Accounting, Citizens
                                                        Advisers, Inc. since 5/03
                                                        Controller, Video Network Communications,
                                                        Inc., 4/97-5/03


      The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, each comprised of the Independent Trustees of the Trust.

      The Audit Committee met two times last year to review the Funds' internal and external accounting procedures and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.


      The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for Independent Trustees and for membership on Committees. The Nominating Committee periodically reviews procedures and policies of the Board of Trustees and its Committees and periodically reviews compensation of Independent Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee did not meet last year.

      The Social Responsibility Committee works in partnership with the Adviser to enhance and promote the Funds' continued leadership in providing socially responsible investments for its shareholders. The Social Responsibility Committee met four times last year.


      The Board of Trustees has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection and nomination of other Independent Trustees.

----------
(2) Address:  BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

      The following table shows the amount of equity securities owned by each Trustee in all of the Funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2002.


--------------------------------------------------------------------------------------------------
            Name of Trustee            Dollar Range of Equity Securities in      Aggregate Dollar
                                                     Each Fund                   Range of Equity
                                                                                Securities in All
                                                                                Funds overseen by
                                                                               Trustee in Citizens
                                                                                    Family of
                                                                                      Funds
--------------------------------------------------------------------------------------------------
          Interested Trustees

   Sophia Collier                     Citizens Core Growth Fund - over           Over $100,000
                                      $100,000
                                      Citizens Small Cap Core Growth Fund -
                                      over $100,000
                                      Citizens Value Fund - over $100,000
                                      Citizens Money Market
                                      Fund-$10,001-50,000



   Mitchell A. Johnson                Citizens Global Equity Fund - $1 -         $10,001-50,000
                                      10,000
                                      Citizens Small Cap Core Growth
                                      Fund-$10,001-50,000
                                      Citizens Value Fund-$1-10,000


--------------------------------------------------------------------------------------------------
          Independent Trustees

   Judy Belk                          Citizens Global Equity Fund - $1 -         $1 - 10,000
                                      10,000

   Walter D. Bristol, Jr.             Citizens Income Fund-$1-10,000             $1-10,000

   Jeannie H. Diefenderfer            None                                       None

   Pablo S. Eisenberg                 Citizens Core Growth Fund $10,001 -        $10,001 - 50,000
                                      50,000
                                      Citizens Global Equity Fund - $1 -
                                      10,000

   Orlando Hernandez - Trustee        None                                       None

   Martha S. Pope - Trustee           Citizens Core Growth Fund - $10,001 -      $10,001 - 50,000
                                      50,000
                                      Citizens Emerging Growth Fund - $1 -
                                      10,000
                                      Citizens Global Equity Fund - $1 -
                                      10,000

      The following compensation table discloses the aggregate compensation paid to the Trustees from the Trust for services provided for the Trust's fiscal year ended June 30, 2002. None of the Trustees receives pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from any Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

                       CITIZENS FUNDS - COMPENSATION TABLE

---------------------------------------------------------------------------------------------------
   Name, Address, and Age      Aggregate      Pension or   Number of Funds in   Total Compensation
                             Compensation     Retirement   Citizens Family of   from Registrant and
                            from the Funds     Benefits     Funds Overseen by  Fund Complex Paid to
                                              Accrued as         Trustee             Trustees
                                             Part of Fund
                                               Expenses
---------------------------------------------------------------------------------------------------
    Interested Trustees

 Sophia Collier*                  N/A             N/A              12                   N/A
 Mitchell A. Johnson*             N/A             N/A              12                   N/A

---------------------------------------------------------------------------------------------------
    Independent Trustees

         Judy Belk                                N/A              12
 Walter D. Bristol, Jr.                           N/A              12
 Jeannie H. Diefenderfer                          N/A              12
 Pablo S. Eisenberg                               N/A              12
 Orlando Hernandez                                N/A              12
 Martha S. Pope                                   N/A              12


----------
*Sophia Collier and Mitchell A. Johnson receive no compensation from the Trust for serving as Trustees.


      As of August 1, 2003, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of a Fund or class of a Fund except as set forth below:

--------------------------------------------------------------------------------
                                                                     Percentage
       Fund:              Shareholder:              Address:         Ownership:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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      [The Board of Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and class as of August 1, 2003.]


Investment Advisory and Other Services

Adviser


      The Funds and the Citizens Prime Money Market Fund are managed by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective August 19, 2002 ("Management Agreement"). The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to any Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).


      Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for the Funds, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Funds' current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

      The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more subadvisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any subadvisers will be liable for any loss to the Funds sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any subadviser to the full extent permitted by the Trust's Declaration of Trust.

      In approving the Management Agreement, the Trustees considered, among other things, the nature and quality of the services provided by the Adviser. The Trustees reviewed information regarding the investment performance of the Funds for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Funds. The Trustees reviewed data showing how each Fund's fees and total expense ratios compared with those of comparable funds.

      The Trustees also considered the benefits to the Adviser from soft dollar arrangements with brokers and other fallout benefits to the Adviser. The Trustees reviewed information concerning the level of profits received by the Adviser from its arrangements with the Funds.

      Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the Funds, the Management Agreement was reasonable, fair and in the best interests of each Fund and its shareholders. The Trustees also concluded that the fees provided in the Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     The Prospectus for the Funds contains a description of the fees payable to the Adviser for services under the Management Agreement with respect to each Fund. The Adviser may reimburse any Fund or waive all or a portion of its management fees.


     As payment for providing the Citizens Prime Money Market Fund with investment advisory services, the Adviser will receive an annual management fee of 0.25% of average net assets of the Citizens Prime Money Market Fund. The Adviser has agreed that for any period the Citizens Money Market Fund invests its assets in the Citizens Prime Money Market Fund, the total management fee payable to the Adviser under the Management Agreement with respect to the Citizens Money Market Fund shall not exceed 0.35% per annum of that Fund's average net assets minus the Fund's allocable share of the management fees paid to the Adviser from the Citizens Prime Money Market Fund.


     Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers. She is President and an Interested Trustee of Citizens Funds. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

     Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

      At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to subadvisers, and Citizens Advisers has retained a subadviser to assist in the management of certain Funds.

      State Street Global Advisors Funds Management, Inc.

      The subadviser for the Citizens Global Equity Fund and Citizens International Growth Fund, SSgA Funds Management, Inc., is a registered investment adviser and Massachusetts corporation organized on May 1, 2001 as the successor to the mutual fund investment operations of State Street Global Advisors. SSgA is a wholly owned subsidiary of State Street Corporation. Its headquarters are at Two International Place, Boston, Massachusetts.

      Under Sub-Advisory Agreements between the Adviser and SSgA, the Adviser pays the following sub-advisory fees based on an annual rate of the applicable Fund's average net assets:

            Citizens Global Equity Fund
            0.35% on the first $500 million
            0.25% on remaining assets

            Citizens International Growth Fund
            0.40% on the first $500 million
            0.30% on remaining assets

Management Fees

      The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

      Each Fund pays the Adviser a fee for its services as a percentage of each Fund's average annual net assets as follows:

      Citizens Core Growth Fund --0.50%; Citizens Emerging Growth Fund--1.00%; Citizens Small Cap Core Growth Fund--0.50%; Citizens Value Fund-- .70% ; Citizens Balanced Fund- 0.65%; Citizens Global Equity Fund--1.00%; Citizens International Growth Fund--1.05%; Citizens Income Fund--0.65%; Citizens Ultra Short Bond Fund- 0.35%; and Citizens Money Market Fund--0.35%. The fee is accrued daily and payable twice monthly but in no event less frequently than semi-annually and computed as of the close of each business day.


      For the fiscal years ended June 30, 2001, 2002 and 2003 the Adviser was paid the following advisory fees: Citizens Core Growth Fund, 2001-$3,663,436, 2002-$2,554,001 and 2003-$____________; Citizens Emerging Growth Fund (1),
2001-$3,831,660, 2002 -$2,507,289 and 2003-$________________; Citizens Small Cap
Growth Fund, 2001-$62,259, 2002-$84,612 and 2003-$_______________; Citizens
Global Equity Fund, 2001-$3,222,719, 2002-$1,934,591 and
2003-$_________________; Citizens Income Fund, 2001-$429,441, 2002-$483,055 and
2003-$______________; Citizens Money Market Fund, 2001-$497,473,2002-$522,807
and 2003-$_________________; and Citizens International Growth Fund (from December 20, 2000, commencement of operations to June 30, 2001)- $4,930, 2002-$31,525 and 2003-$________________. Meyers Capital Management, LLC, the
Adviser to the Meyers Pride Value Fund (the predecessor to the Citizens Value
Fund), was paid the following fees for the fiscal year ended May 31, 2001:
$_____________ 104,112. For the period from June 1, 2001 to September 23, 2001,
Meyers Capital Management, LLC was paid the following advisory fee by the Meyers Pride Value Fund: $45,517. From the period from September 24, 2001 to May 31, 2002, the Adviser was paid $147,496 by the Citizens Value Fund and for the period from June 1, 2002 to June 30, 2002, the Adviser was paid $18,864 and for the fiscal year ended June 30, 2003, the Adviser was paid $________________. For the period from December 20, 2002 (commencement of operations) to June 30, 2003, the Adviser was paid $__________ by the Citizens Balanced Fund. For the period from November 21, 2002 (commencement of operations) to June 30, 2003 the Adviser was paid $___________ by the Citizens Ultra Short Bond Fund.

(1) For the fiscal years ending June 30, 2001, June 30, 2002 and June 30, 2003, the Adviser voluntarily waived 0.10% of its fee when the Fund's monthly average net assets exceeded $100 million.


Citizens Securities, Inc.


      Citizens Securities, Inc., a wholly owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's principal underwriter or distributor and as the placement agent for the Citizens Prime Money Market Fund. Its offices are located at 230 Commerce Way, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.


Administrative and Shareholder Services


      Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract, which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions which maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:


--------------------------------------------------------------------------------
                   Fund                                       Administrative Fee
--------------------------------------------------------------------------------

Citizens Core Growth Fund                                            0.15%
--------------------------------------------------------------------------------
Citizens Emerging Growth Fund                                        0.15%
--------------------------------------------------------------------------------
Citizens Small Cap Core Growth Fund                                  0.15%
--------------------------------------------------------------------------------
Citizens Value Fund                                                  0.15%
--------------------------------------------------------------------------------
Citizens Balanced Fund                                               0.15%
--------------------------------------------------------------------------------
Citizens International Growth Fund                                   0.15%
--------------------------------------------------------------------------------
Citizens Global Equity Fund                                          0.15%
--------------------------------------------------------------------------------
Citizens Income Fund                                                 0.15%
--------------------------------------------------------------------------------
Citizens Ultra Short Bond Fund                                       0.15%
--------------------------------------------------------------------------------
Citizens Money Market Fund                                           0.15%
--------------------------------------------------------------------------------
Citizens Prime Money Market Fund                                     0.15%
--------------------------------------------------------------------------------


      The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian, Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Prospectuses and Statements of Additional Information, proxies and other regulatory filings; and special projects.


      In addition, Citizens Advisers provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee, except that the Citizens Core Growth Fund, Standard Class shares, pays a percentage on average annual net assets. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.


      The Citizens Core Growth Fund, Standard Class shares are charged a shareholder service fee of up to 0.35% of average annual net assets.


      For the fiscal years ended June 30, 2001, 2002 and 2003, the Adviser was paid the following administrative and shareholder service fees: Citizens Core Growth Fund, 2001-$2,373,743, 2002-$1,569,070 and 2003-$___________; Citizens
Emerging Growth Fund, 2001-$544,834, 2002-$444,849 and 2003-$________________;
Citizens Small Cap Core Growth Fund, 2001-$29,405, 2002-$34,467 and 2003-$_________________; Citizens Global Equity Fund, 2001-$406,727,
2002-$291,207 and 2003-$______________; Citizens Income Fund, 2001-$97,319,
2002-$110,163 and 2003-$_______________; Citizens Money Market Fund,
2001-$211,425, 2002-$245,160 and 2003-$_______________; and Citizens
International Growth Fund, (from December 20, 2000, commencement of operations, to June 30, 2001)-$2,561, 2002-$4,618 and 2003-$_______________. Prior to
September 24, 2001, Citizens Value Fund was operated as the Meyer's Pride Value Fund, a series of the Meyers Investment Trust, with BISYS Fund Services serving as Administrator. For the fiscal year ended May 31, 2001 and from June 1, 2001 to September 23, 2001 BISYS was paid $40,000 and $9,222, respectively. From September 24, 2001 to May 31, 2002, the Adviser was paid the following administrative and shareholder service fees for the Citizens Value Fund - $38,045. From June 1, 2002 to June 30, 2002, the Adviser was paid the following administrative and shareholder service fees for the Citizens Value Fund - $3,801. For the fiscal year ended June 30, 2003, the Adviser was paid the following administrative and shareholder service fees for the Citizens Value Fund-$_____________. For the period from December 20, 2002 (commencement of operations) to June 30, 2003, the Adviser was paid the following administrative and shareholder service fees for the Citizens Balanced Fund-$___________. For the period from November 21, 2002 (commencement of operations) to June 30, 2003, the Adviser was paid the following administrative and shareholder service fees for the Citizens Ultra Short Bond Fund-$_________.


12b-1 Plan

      Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of each Fund's shares.


      The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder with respect to the Standard and Administrative Class shares of Citizens Core Growth Fund, Emerging Growth Fund and Global Equity Fund and the Standard Class shares of Citizens Small Cap Core Growth Fund, Value Fund, Global Equity Fund, International Growth Fund, Income Fund, Balanced Fund and Ultra Short Bond Fund (collectively, the "12b-1 Classes of the Funds"). In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the 12b-1 Classes of the Funds and their respective shareholders. Pursuant to this Plan, the Trust, on behalf of the 12b-1 Classes of the Funds, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of the applicable class (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

      The Distribution Plan allows for compensation to be paid to the Funds' distributor and others in an amount equal to 0.25% of the average annual net assets of the applicable 12b-1 Class of the Fund. The Distribution Plan does not apply to Institutional shares and currently no fees under the Distribution Plan are being imposed on the Citizens Money Market Fund.

      The 12b-1 Plan will continue in effect unless terminated as provided below, if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to any 12b-1 Class of the Funds at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the applicable class, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

      The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. For the year ended June 30, 2003the Trust approved and paid to Citizens Securities $_______________ under its 12b-1 Plan, broken down by category as follows:


DISTRIBUTION EXPENSES

--------------------------------------------------------------------------------
Name of Fund     Marketing      Printing &     Compensation to   Compensation to
Share Class    Advertising &    Mailing of    Broker/Dealers &   Sales Personnel
                  Public       Prospectus &        Service
                 Relations        Sales         Organizations
                              Literature to
                             Non-Shareholders
--------------------------------------------------------------------------------
Core Growth
Standard
--------------------------------------------------------------------------------
Core Growth
Administrative
--------------------------------------------------------------------------------
Emerging
Growth
Standard
--------------------------------------------------------------------------------
Emerging
Growth
Administrative
--------------------------------------------------------------------------------
Small Cap
Core Growth
Standard
--------------------------------------------------------------------------------
Balanced
Standard
--------------------------------------------------------------------------------
Global Equity
Standard
--------------------------------------------------------------------------------
Global Equity
Administrative
--------------------------------------------------------------------------------
International
Growth
Standard
--------------------------------------------------------------------------------
Income
Standard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ultra Short
Bond
Standard
--------------------------------------------------------------------------------
Value Standard
--------------------------------------------------------------------------------

Expenses

      Other expenses to be paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.


      Standard, Institutional and Administrative Class shareholders in the Funds pay there pro rata portion of Fund expenses, as well as any class expenses attributable to that class of shares only. Class expenses include, but are not limited to, transfer agent fees, distribution fees and shareholder fees and expenses.

      When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. For the fiscal year ended June 30, 2003, the following annualized expense ratios were paid by the Funds after waivers and reimbursements (based on average annual net assets of the respective Funds):
Citizens Core Growth Fund (Standard Class shares), _____; Citizens Core Growth Fund (Institutional Class shares), _______%; Citizens Core Growth Fund (Administrative Class shares), _____%; Citizens Emerging Growth Fund (Standard Class shares), ______%; Citizens Emerging Growth Fund (Institutional Class shares), _____%; Citizens Emerging Growth Fund (Administrative Class shares), _____%; Citizens Small Cap Core Growth Fund (Standard Class shares), ____%. Citizens Global Equity Fund (Standard Class shares), ____%; Citizens Global Equity Fund (Institutional Class shares), _____%, Citizens Global Equity Fund (Administrative Class shares), _____%; Citizens Income Fund (Standard Class shares), ____%; Citizens Money Market Fund (Standard Class shares), ____%; Citizens Money Market Fund (Institutional Class shares), ____%; and Citizens International Growth Fund (Standard Class shares), ____%; and Citizens Value Fund (Standard Class shares), Citizens Balanced Fund (Standard Class Shares), ___% and Citizens Ultra Short Bond Fund (Standard Class Shares), ____%.


Codes of Ethics

      The Funds, the Adviser, the subadviser and the distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Service Providers

Custodian


      Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund and the Citizens Prime Money Market Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


Transfer Agent and Accounting Agent

      The transfer agent, dividend-paying agent and accounting agent for the Funds is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Fund shares, preparing and mailing shareholder confirmations, paying dividends and other distributions, and other shareholder and account activities. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust. Bisys also serves as dividend paying and accounting agent for the Citizens Prime Money Market Fund and Citizens Advisers serves as its transfer agent.


Auditors

      PricewaterhouseCoopers LLP, independent accountants, audits the financial statements of the Funds and the Citizens Prime Money Market Fund and provides other audit, tax and related services. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.


Legal Counsel

      Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

Brokerage Allocation and Soft Dollars

     The Adviser seeks to obtain for each Fund the best net price and the most favorable execution of orders. The factors the Adviser and applicable subadviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability. These considerations are weighed by the Adviser and subadviser in determining the reasonableness of the overall costs and commissions charged.


     Purchases are made from issuers, underwriters, dealers or brokers, and banks that specialize in the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services or who has agreed to pay certain Fund expenses with a portion of its commission.


      To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a subadviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

     In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a subadviser exercises investment discretion.

     The Adviser or a subadviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser or a subadviser has with respect to accounts over which they exercise investment discretion.

     The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Funds. Subadvisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or a subadviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

     Any soft dollars generated by transactions on behalf of a Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e). These brokerage and research services may benefit the Fund, other series of the Trust or other clients of the Adviser or the subadviser. For these purposes, brokerage and research services mean services that provide assistance to the Adviser, or a subadviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

     The investment management or advisory fee that a Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


      Subject to achieving best execution, the Adviser or a subadviser also may direct commission business to one or more designated brokers or dealers who agree to pay certain Fund expenses with a portion of their commissions. The Adviser or a subadviser may cause a Fund to pay a broker or dealer who pays Fund expenses a commission for executing a portfolio transaction for that Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.



      By directing brokerage business to a designated broker or dealer, the Adviser or a subadviser may be limited in their ability to negotiate brokerage commissions or to commingle or "bunch" orders in the same securities for other accounts they manage.



                             BROKERAGE COMMISSIONS
                           Fiscal Years Ended June 30


                                            2001         2002         2003
                                            ----         ----         ----
Citizens Core Growth Fund                  $663,279   $1,033,788      $
Citizens Emerging Growth Fund               808,111    1,341,755
Citizens Small Cap Core Growth Fund
Citizens Value Fund (1)                      31,028      133,261

                                                          39,486       93,281

Citizens Global Equity Fund               1,929,683      483,912
Citizens International Growth Fund (2)        4,686       10,282
Citizens Income Fund                          3,552           --
Citizens Balanced Fund                                       N/A          N/A
Citizens Ultra Short Bond Fund                               N/A          N/A

(1) Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and distributed by BISYS LP. Information is provided for fiscal years ended May 31.

(2)   Citizens International Growth Fund commenced operations on December 20,
      2000.

    For the fiscal years ended June 30, 2002 and June 30, 2003, the Citizens Global Equity Fund paid the amounts indicated to Sate Street Capital Markets LLC, an affiliate of SSgA Funds Management, Inc. SSgA Funds Management, Inc. is a subadviser to Citizens Global Equity Fund and Citizens International Growth
Fund:


--------------------------------------------------------------------------------
                                                             Percentage of the
                                                             Fund's Aggregate
                                                             Dollar Amount of
                                         Percentage of the   Transactions
                     Aggregate           Fund's Aggregate    Involving the
                     Brokerage           Brokerage           Payment of
                     Commissions Paid    Commissions Paid    Commissions
                     to Affiliated       to Affiliated       Effected Through
Fund                 Brokers             Brokers             Affiliated Brokers
--------------------------------------------------------------------------------

Citizens Global          $40,735                8.42%               9.35%
Equity Fund-2002
--------------------------------------------------------------------------------
Citizens Global          $______                ____%              _____%
Equity Fund-2003
--------------------------------------------------------------------------------



      For the fiscal year ended June 30, 2003, the Funds directed the following amount of transactions and paid the following brokerage commissions to brokers who provided research services in connection with such transactions:


                                           Amount of            Commissions
                                          Transactions              Paid

Citizens Core Growth Fund
Citizens Emerging Growth Fund
Citizens Small Cap Core Growth Fund
Citizens Value Fund
Citizens Global Equity Fund
Citizens International Growth Fund
Citizens Income Fund
Citizens Balanced Fund
Citizens Ultra Short Bond Fund


Ownership of Shares and Shareholder Rights

      The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

      Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

      By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

Voting Rights

      Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

Dividends and Distributions

Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund and Citizens International Growth Fund

      The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund and Citizens International Growth Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Funds at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Citizens Balanced Fund

      The Citizens Balanced Fund normally declares and pays dividends substantially equal to all net investment income quarterly in March, June, September and December. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Citizens Income Fund and Citizens Ultra Short Bond Fund


      The Citizens Income Fund distributes to its shareholders monthly dividends substantially equal to all of its net investment income. Net income for the Citizens Ultra Short Bond Fund is determined and accrued daily and paid monthly. Each Fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by each Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.


Citizens Money Market Fund

      Net income for the Citizens Money Market Fund is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Dividends begin to accrue on the first day following the date of purchase, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to a dividend declared on the day of the redemption. Dividends are automatically reinvested in shares, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, the Fund's daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and (b) minus all expenses accrued, including interest, taxes and other expense items, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized gains or losses on investments.

Shareholder and Trustee Liability

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

How to Purchase and Redeem Shares

How to Buy Shares


      It's easy to buy shares of the Funds. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds are unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for up to 20 days.


      Shares in the Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

      Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

      Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

      A shareholder's redemption proceeds are subject to any applicable redemption fee. The Citizens Global Equity and International Growth Funds charge a redemption fee of 2% (paid to the Funds) with respect to shares of those Funds redeemed or exchanged within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions,

(2) redemptions by the Funds of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

Investment Minimums

      The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts).


      The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum balance for the Fund ($1,000 for UGMA/UTMA and AIP), you may be assessed a yearly fee of $20.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts, but does not apply to IRA accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.


     The minimum initial investment in Administrative Class and Institutional Class shares is $1,000,000 (less than $1,000,000 for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $1,000,000 (or less than $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the Trust reserves the right to transfer these accounts from the Administrative or Institutional Class and convert them to Standard Class shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

     There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

Automatic Investment Plan

     To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

How to Sell Shares

     Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $100,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). Your financial institution may charge an additional fee for this service. You will earn dividends up to and including the date when we receive your redemption request.

     If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

     Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

     Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $100,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

     Certain requests for redemption under $100,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.


     We reserve the right to wait up to seven business days (and up to fifteen days for shares recently purchased) before paying the proceeds of any redemption on any investments made by check or ACH transfer.


Additional Redemption Information

     The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

     The Trustees of the Trust may cause the involuntary redemption of shares of a Fund at any time for any reason the Trustees deem appropriate. The Trust or its Adviser has the right to compel the redemption of shares of each Fund if the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum for Standard Class shares ($1,000 for UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Administrative Class and Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard Class shares if the aggregate Net Asset Value of the shares in the account is less than $1,000,000 (or less for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors at the discretion of the Trust).

     When you redeem shares of a Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

How We Value Fund Shares

      The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, will normally comprise a portion of the assets of the Citizens Balanced Fund and may comprise a portion of assets in the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund and Citizens International Growth Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

      The value of equity securities held in the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund and Citizens International Growth Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

      The Net Asset Value per share of a Fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value. Since these expenses differ by Class, the Net Asset Value of Standard, Administrative and Institutional Class shares will vary and are computed separately.

      We attempt to keep the Net Asset Value of the Citizens Money Market Fund fixed at $1.00 per share, while we expect the Net Asset Value per share in the other Funds to fluctuate.

      The value of the shares for each Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.


      The value of the Citizens Money Market Fund's investment in the Citizens Prime Money Market Fund will be the aggregate net asset value of all shares of the Citizens Prime Money Market Fund held by the Citizens Money Market Fund. The Citizens Prime Money Market Fund typically calculates the value of its shares at 2 p.m. Eastern Time.


Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund


     As described in the Prospectus, shares of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price, or if there have been no sales, at the last available bid price. Fixed income investments are generally valued at the closing bid price. Securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.


     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

      Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

      The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities will be valued at fair value.

Citizens Money Market Fund


      The Trust's Trustees have determined that it is appropriate for the Citizens Money Market Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses. The Citizens Prime Money Market Fund also values its shares using the amortized cost method.


      While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

      The Board of Trustees has established procedures designed to stabilize the Net Asset Value of the Citizens Money Market Fund at $1.00 per share, to the extent reasonably possible. These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

      Under the procedures that the Trustees have adopted in connection with the valuation of the Fund's securities using the amortized cost method, the Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with $1.00. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.25%. If the deviation from $1.00 per shares exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

      The Citizens Money Market Fund also limits its investments, including repurchase agreements, to those U.S. dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 13 to 14).

Tax Matters

      The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

Taxation of the Funds


      Federal Taxes. Each Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund and the Citizens Prime Money Market Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund and the Citizens Prime Money Market Fund must meet various requirements of Subchapter M relating to the nature of its gross income, the amount of its distributions, and the composition of its portfolio assets.


      If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

      Massachusetts Taxes. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

      Foreign Taxes. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries is not known.

      If a Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to "pass through" to its shareholders for foreign tax credit purposes the foreign income taxes paid by the Fund. Except in the case of the Citizens Global Equity Fund and Citizens International Growth Fund, we do not expect that any of the Funds will hold sufficient foreign assets to satisfy the 50% test. If the Citizens Global Equity Fund or Citizens International Growth Fund elects to pass through its foreign taxes, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes.

Taxation of Shareholders

      Taxation of Distributions. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

      Dividends Received Deduction. For each of the Funds other than Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, a portion of any ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of a Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of each of Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

      "Buying A Dividend." Any dividend or distribution from a Fund other than the Citizens Money Market Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      Withholding for Non-U.S. Persons. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

      Backup Withholding. The Funds are required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds (other than redemption proceeds from Citizens Money Market
Fund) and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

Effects of Certain Investments and Transactions

      Certain Debt Instruments. An investment by a Fund in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      Options, Etc. A Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

      Foreign Investments. Special tax considerations apply with respect to foreign investments of those Funds which are permitted to make such investments. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may need to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

      The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

How We Calculate Performance

      All performance reported in advertisements is historical and not intended to indicate future returns. The Citizens Value Fund's total return includes the performance of its predecessor, the Meyers Pride Value Fund, a registered investment company which contributed its assets to the Citizens Value Fund on September 24, 2001.

      From time to time the yield and compounded effective yield of our Funds may be published in advertisements and sales material. For the Citizens Income Fund and Citizens Ultra Short Bond Fund the yield is usually reported over a 30 day period, whereas for the Citizens Money Market Fund the yield is quoted over a seven day period.


     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


     Citizens Income and Citizens Ultra Short Bond Funds' Yields

     To calculate the Citizens Income Fund and Citizens Ultra Short Bond Fund's yields, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.

     The yield quotation for each Fund is based on the annualized net investment income per share of the Fund over a 30-day (or one-month) period. The yield is calculated by dividing the net investment income per share of the Fund earned during the period by the public offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of the Fund's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purpose of yield calculations in accordance with standardized methods applicable to all stock and bond Funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the Fund's Net Asset Value per share. Expenses accrued for the period includes any fees charged to all shareholders during the base period.

     The Citizens Income Fund and Citizens Ultra Short Bond Fund's yields are calculated according to the following SEC formula:

                     6
Yield = 2  [(a-b + 1) - 1]
             ---
             cd

where:
a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

     Citizens Money Market Fund's Yield

     Every business day, the Citizens Money Market Fund quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take the Fund's net investment income per share for the most recent 7 days, annualize it and then divide by the Fund's Net Asset Value per share (expected always to be $1.00) to get a percentage. The effective yield assumes you have reinvested your dividends.

     The current yield of the Citizens Money Market Fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in a Fund's actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

     Compounded effective yield, which may be quoted for the Citizens Money Market Fund, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. This is accomplished by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

The formula for effective yield is:
                         365/7
[(base period return + 1)     ] - 1

      Compounded effective yield information is useful to investors in reviewing the performance of the Citizens Money Market Fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using the Fund's yield information as a basis for comparison with other investments.

      Since the Citizens Money Market Fund is invested in short-term money market instruments, the yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Funds.

      Current yield and effective yield, which are calculated according to a formula prescribed by the SEC, may differ from the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a major change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (i.e., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

      The following table sets forth various measures of performance for certain classes of the Funds as of June 30, 2002:

      Fund                    7-Day Yield     Effective Yield     30-Day Yield
      ----                    -----------     ---------------     ------------
Citizens Money Market Fund
(Standard Class shares)           %                 %                  N/A

Citizens Money Market Fund
(Institutional Class shares)      %                 %                  N/A

Citizens Income Fund
(Standard Class shares)           N/A               N/A                5.52%


Citizens Ultra Short Bond         N/A               N/A                ____%
Fund (Standard shares)


Total Return and Other Quotations

     We can express investment results for our four equity Funds and the Citizens Income Fund in terms of "total return." Total return refers to the total change in value of an investment in a Fund over a specified period.

     In calculating the total return of a class of shares of a Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular Fund's income, if any). Finally, we multiply the number of these shares by the Net

Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:

        n
P(1 + T) = ERV

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

      In calculating total rates of return, all Fund expenses are included. The ERV assumes reinvestment of all dividends and distributions less taxes due on such distributions and complete redemption of the hypothetical investment at the end of the period.


      The average annual total return for certain classes of the Funds for the one year, five year and since inception periods ended June 30, 2003 were as follows:


                                                        10 Year
                                        5 Year       Average Annual
                      One Year      Average Annual     Return (Or
      Fund          Total Return     Total Return   Since Inception)

Citizens Core
Growth Fund
(Standard Class                                            %
shares)                                                 (3/3/95)

Citizens Core
Growth Fund
(Institutional                                             %
Class shares)                                          (1/25/96)

Citizens Core
Growth Fund
(Administrative                                            %
Class shares)                                          (2/04/00)

Citizens
Emerging Growth
Fund (Standard                                             %
Class shares)                                           (2/8/94)

Citizens
Emerging Growth
Fund                                                       %
(Institutional                                         (11/01/99)
Class shares)

Citizens
Emerging Growth
Fund                                                       %
(Administrative                                         (2/4/00)
Class shares)

Citizens Small
Cap Core Growth
Fund (Standard                                             %
Class shares)                                          (12/28/99)

Citizens Global
Equity Fund
(Standard Class                                            %
shares)                                                 (2/8/94)

Citizens Global
Equity Fund
(Institutional                                             %
Class shares)                                          (11/01/99)

Citizens Global
Equity Fund
(Administrative                                            %
Class shares)                                           (2/4/00)

Citizens
International
Growth Fund                                                %
(Standard Class                                        (12/20/00)
shares)

Citizens Income
Fund (Standard
Class shares)                                              %
                                                       (6/10/92)

Citizens Value
Fund                                                       %
(Standard Class                                        (6/13/96)
shares) Citizens
Balanced Fund           N/A              N/A             _____%
(Standard Class                                        (12/20/02)
shares) Citizens Ultra
Short Bond Fund         N/A              N/A            _______%
(Standard Class                                        (11/21/02)
shares)


      When we quote a Fund's yield or total return we are referring to its past results and not predicting the Fund's future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise a Fund's actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

      We may include after-tax performance in advertisements for the Funds. After-tax returns are calculated using the highest individual marginal federal income tax rates, which may vary over the measurement period, but do not reflect the impact of state or local taxes. To the extent a Fund includes such information, it will be calculated according to the following SEC formulas:

      Average Annual Total Returns (after taxes on distributions)

                  n
            P(1+T)  = ATV
                         D

            where:

            P     = A hypothetical initial payment of $1,000. T = Average annual total return (after taxes on distributions).
            n     = Number of years.
            ATV   = Ending redeemable value of a hypothetical $1,000 payment
               D made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Returns (after taxes on distributions and redemption)

                  n
            P(1+T)  = ATV
                         DR

            where:
            P       = A hypothetical initial payment of $1,000.
            T       = Average annual total return (after taxes on
                      distributions and redemption).
            n       = Number of years.
            ATV     = Ending redeemable value of a hypothetical $1,000 payment
               DR made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


     The average annual total return (after taxes on distributions) for certain classes of the Funds for the one year, five year and since inception periods ended June 30, 2003 were as follows:


                                        5 Year
                      One Year      Average Annual
      Fund          Total Return     Total Return   Since Inception

Citizens Core
Growth (Standard
Class Shares)                                              %
                                                        (3/3/95)

Citizens Core
Growth
(Institutional                                             %
Class Shares)                                          (1/25/96)

Citizens Core
Growth
(Administrative
Class Shares)                                              %
                                                        (2/4/00)

Citizens
Emerging Growth
(Standard Class                                            %
Shares)                                                 (2/8/94)

Citizens
Emerging Growth
(Institutional                                             %
Class Shares)                                          (11/01/99)

Citizens
Emerging Growth
(Administrative
Class Shares)                                              %
                                                        (2/4/00)

Citizens Global
Equity (Standard
Class Shares)                                              %
                                                       (12/28/99)

Citizens Global
Equity
(Institutional                                             %
Class Shares)                                           (2/8/94)

Citizens Global
Equity
(Administrative
Class Shares)                                              %
                                                       (11/01/99)

Citizens Income
Fund (Standard
Class Shares)                                              %
                                                        (2/4/00)

Citizens
International
Growth Fund
(Standard Class                                            %
Shares)                                                (12/20/00)
Citizens Small
Cap Core Growth
(Standard Class
Shares)                                                    %
                                                       (6/10/92)

Citizens Value
Fund (Standard
Class Shares)                                              %
                                                       (6/13/96)


Citizens
Balanced Fund
(Standard Class          N/A              N/A            _____%
shares)                                                (12/20/02)

Citizens Ultra
Short Bond Fund                                         ______%
(Standard Class          N/A              N/A          (11/21/02)
shares)

The average annual total return (after taxes on distributions and redemptions) for certain classes of the Funds for the one year, five year and since inception periods ended June 30, 2003 were as follows:

                                        5 Year
                      One Year      Average Annual
      Fund          Total Return     Total Return   Since Inception

Citizens Core
Growth (Standard
Class Shares)                                              %
                                                        (3/3/95)

Citizens Core
Growth
(Institutional                                             %
Class Shares)                                          (1/25/96)

Citizens Core
Growth
(Administrative
Class Shares)                                              %
                                                        (2/4/00)

Citizens
Emerging Growth                                            %
(Standard Class                                         (2/8/94)
Shares)

Citizens
Emerging Growth
(Institutional                                             %
Class Shares)                                          (11/01/99)

Citizens
Emerging Growth
(Administrative
Class Shares)                                              %
                                                        (2/4/00)

Citizens Global
Equity (Standard
Class Shares)                                         %(12/28/99)

Citizens Global
Equity                                                     %
(Institutional                                          (2/8/94)
Class Shares)

Citizens Global
Equity
(Administrative                                            %
Class Shares)                                          (11/01/99)

Citizens Income
Fund (Standard
Class Shares)                                              %
                                                        (2/4/00)

Citizens
International
Growth Fund                                                %
(Standard Class                                        (12/20/00)
Shares)

Citizens Small
Cap Core Growth
(Standard Class
Shares)                                                % (6/10/92)

Citizens Value
Fund (Standard
Class Shares)                                              %
                                                       (6/13/96)

Citizens
Balanced Fund
(Standard Class          N/A              N/A           ______%
shares)                                                (12/20/02)

Citzens Ultra
Short Bond Fund                                          _____%
(Standard Class          N/A              N/A          (11/21/02)
shares)


     When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Morgan Stanley Capital International (MSCI) World Index, MSCI Europe, Australasia, Far East (EAFE) Index, Lehman U.S. Aggregate Index and the Russell 2000 Growth Index, as well as other data and rankings from recognized independent publishers or sources such as Morningstar, Inc., Lipper, Inc., IBC's Money Fund Report, Bloomberg Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Worth Magazine, Your Money Magazine, Smart Money Magazine, Forbes Magazine, Fortune Magazine, and others.

Financial Statements


     The financial statements of each of the Funds, included in the Funds' Annual Reports to shareholders for the fiscal year ended June 30, 2003, are incorporated herein by reference.

Proxy Voting Guidelines and Procedures

      The Funds consider proxy voting to be an important responsibility. Through proxy voting, the Funds play an important role in guiding businesses toward financial success and responsible social actions. A proxy is a document that provides shareholders with information about issues that will be discussed and voted upon at a stockholders' meeting. Shareholders may attend the meeting and register their votes in person, or mail in their "proxy" ballots. If you own individual shares of stocks, you have probably been asked to vote proxies and are familiar with the ballots.

      The Funds' Board of Trustees has delegated to the Adviser of the Funds the responsibility to vote proxies on behalf of the Funds. Guiding the Funds' proxy voting policies is a dual commitment to shareholders' financial interests and to socially responsible behavior by companies. The Adviser generally votes by mail, but sometimes attends stockholders' meetings to speak out and vote on key social issues. In order to facilitate the actual process of voting proxies, the Adviser has contractually delegated to a third party its administrative duties with respect to voting proxies on behalf of the Funds.

   The Funds' proxy voting guidelines can be grouped into two broad categories:

      o Guidelines for Voting Social Issues: Proposals related to social and policy matters are typically brought forward by shareholders with the objective of amending practices or prompting disclosure. For example, proposals may deal with hiring practices, environmental policy or workplace conditions.

      o Guidelines for Voting Corporate Governance Issues: These proposals by shareholders or management focus on such matters as executive compensation, corporate actions (e.g., mergers and acquisitions), board of directors composition, etc.

      In order to ensure that the Funds vote proxies in the best interests of shareholders, the Board of of Trustees has approved and adopted procedures to properly deal with any material conflicts of interest. The overwhelming majority of proxies voted on behalf of the Funds are voted in accordance with the pre-approved guidelines set forth below and in Appendix B. Because these proxies are voted pursuant to pre-determined procedures, the votes are not the product of a conflict of interest. In the limited instances where there Adviser has actual knowledge of a material conflict of interest, involving the Adviser or affiliated persons of the Adviser, a proxy voting committee of the Adviser will research the issue and make a unanimous decision regarding how to vote the proxy in a manner that is consistent with the proxy voting procedures and in the best interest of the Funds. If for any reason the Committee is not able to render a decision on how to vote a proxy involving a possible conflict of interest involving the Adviser or an affiliated person of the Adviser, the Committee will delegate to the Funds' Board of Trustees the responsibility to determine how to vote the proxy.

      Below is a general summary of the Funds' proxy voting guidelines. The Funds' detailed proxy voting guidelines and procedures are attached as Appendix D to this State of Additional Information. In certain cases the Funds may deviate from these guidelines as a company's particular situation demands.

Diversity

The Funds believe that companies should make every effort to increase diversity on boards of directors and among upper management. There are various reasons to support these initiatives, including the findings of a 1998 study by Hillman, Harris, Cannella and Bellinger, which found that S&P 500 companies with diversity had better shareholder returns with decreased risk to shareholders. The companies with the most women and minority directors produced returns averaging 21% higher than companies with no diversity. Companies with higher levels of diversity are better able to respond to a diverse customer base. Diversity at the top sends a clear signal to employees that the issue is of importance to the company; a move that coincides with improved employee morale and reduced turnover.

      o The Funds will SUPPORT proposals asking the board to include more women and minorities on the board of directors.

      o The Funds will SUPPORT proposals asking management to report on the company's affirmative action policies, including the release of EEO-1 forms and statistical documentation of diversity at various positions in the company.

Equality Principles

      o The Funds will SUPPORT proposals that ask management to adopt a sexual orientation non-discrimination policy. The Funds will also support initiatives to provide spousal benefits to domestic partners regardless of sexual orientation, and to promote diversity and tolerance through company sponsored programs.

Animal Testing

The Funds do not invest in companies that conduct animal testing when not required by law. However, companies the Funds invest in may have conducted animal testing in the past or are required to by law. The Funds urge these companies to prohibit future animal testing or develop a comprehensive testing policy, and to fund programs that develop alternatives to animal testing. We strongly encourage companies to have their testing facilities certified by internationally recognized organizations, such as the American Association for Accreditation of Laboratory Animal Care.

      o The Funds will SUPPORT proposals asking companies to phase out or stop animal testing.

      o The Funds will SUPPORT proposals asking management to develop animal welfare standards and report on those initiatives to shareholders.

Environment

CERES

The Coalition for Environmentally Responsible Economies (CERES) was formed in 1999 in response to the Exxon Valdez tanker spill in Alaska. The coalition created a set of principles designed to serve as a guide for environmental stewardship. By endorsing the principles, the company commits itself to:

      o Work towards a sustainable business model that conserves energy and natural resources and promotes environmental restoration;

      o     Clearly define goals and measures of progress;

      o Report to the public the progress towards those goals in a CERES Report format.

      o The Funds will SUPPORT proposals asking management to endorse the CERES Principles.

Emissions of Pollutants

The Funds encourage companies to go beyond the requirements of federal, state and local environmental laws or regulations by adopting innovative approaches to preventing pollution, conserving resources and clearly reporting on the environmental impact of operations.

      o The Funds will SUPPORT proposals that ask management to control emissions of pollutants, except when the company already reports to shareholders on emissions and has clearly defined plans to reduce them from current levels.

Hazards at Facilities

Companies have a responsibility to inform members in the community about potential environmental health or safety risks posed by substances used at company facilities. Shareholders have asked companies to provide this information in a report to the community.

      o The Funds will SUPPORT proposals that ask companies to report on hazards posed by manufacturing facilities.

Take Action on Climate Change

Over the past one hundred years, the atmospheric concentration of carbon dioxide increased from 280 parts per million to 365 parts per million. Scientists expect that number to increase to 560 parts per million in the next 50 years, with the effect of bigger storms, more frequent droughts and increased smog. Signatories of the Kyoto Protocol in 1997 agreed to reduce carbon dioxide to 7% below 1990 levels. Since 1997, many companies have been asked to report or take action on climate change as proposed in the Kyoto agreement.

      o The Funds will SUPPORT proposals that ask management to report or take action on climate change, except when a company has already issued a statement recognizing the threats of global warming, with a clear policy to address the issue and meet Kyoto targets.

Genetically Engineered Products

There is growing concern that genetically engineered products may pose serious health risks to humans, animals and the environment. Many investors are concerned that adverse effects on people or the environment by these genetically engineered products may produce significant liabilities for a company.

      o The Funds will SUPPORT proposals asking management to label, restrict or phase out sales of genetically engineered products.

      o The Funds will SUPPORT initiatives asking companies to report on the financial risks of production and consumption of genetically engineered products, or the risks of halting or restricting their production.

Human Rights

In efforts to reduce product costs, many companies make or import their products from factories in low-wage, developing countries that do not have rigorous labor or environmental codes. As a result, numerous reports have surfaced about deplorable working conditions, also known as "sweatshops." Many organizations have asked companies to adopt codes of conduct address this issue, and hire independent monitoring groups to ensure the implementation of those codes at both company and sub-contractor factories.

      o The Funds will SUPPORT proposals that ask management to report on global company or contractor standards.

      o The Funds will SUPPORT proposals asking management to adopt codes of conduct based on International Labor Organization (ILO) core labor conventions.

      o The Funds will SUPPORT proposals that ask management to use independent third party monitoring to ensure compliance with International Labor Organization (ILO) standards.

Operations in Mexico

In 1965, the Mexican government created the maquiladora program to combat high unemployment in northern Mexico. U.S. companies have moved many manufacturing operations to the area to lower their costs, which has been beneficial for many Mexicans and Americans in the form of jobs and affordable goods. However, critics say the development has come at the cost of worker safety, environmental pollution and low wages.

      o The Funds will SUPPORT proposals that ask management to report on or review operations in Mexico, or adopt labor standards for operations in Mexico.

Operations in Burma

The SPCD, the ruling military government in Burma (also known as Myanmar), has been accused of gross human rights violations in the deaths of over 10,000 civilians following political unrest. International human rights groups have also found evidence of extra-judicial killings, rape and use of forced labor in enforcing a cease fire between various ethnic groups. The international community has heeded the call by the National Coalition Government of the Union of Burma, a government-in-exile, for economic sanctions against the country and the ruling military regime.

Although the Funds will usually avoid companies with operations in Burma, there may be exceptions. The Funds will follow these guidelines for proposals related to Burma:

      o The Funds will SUPPORT proposals asking the company to cut financial or business ties to the ruling military regime. We will also support resolutions that ask management to suspend all operations in Burma.

      o The Funds will SUPPORT proposals that ask management to report on operations in Burma.

      o The Funds will SUPPORT proposals that ask management to use no contractors in or source products from Burma.

China

As an emerging economic power, China manufactures many products for companies in nations around the world. Human rights groups are concerned about working conditions in China, including the possible use of forced or slave labor to produce goods. The Chinese government says prisons are designed to maintain social order and produce goods for the economy, but the goods in those prisons are not exported outside of China.

      o The Funds will SUPPORT proposals that ask management to certify that company operations in China are conducted free of forced or slave labor.

      o The Funds will SUPPORT proposals asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

Tobacco

The Funds do not invest in companies that are involved in the production of tobacco, but not media companies that may accept advertising revenue from tobacco companies. The Funds are concerned by the promotion of tobacco products, particularly when they are targeted at children. Additionally, second-hand smoke can pose health risks in the work environment.

      o The Funds will SUPPORT proposals to sever the company's links to the tobacco industry.

      o The Funds will SUPPORT proposals asking companies to report on or adopt ethical criteria for accepting tobacco advertising.

      o The Funds will SUPPORT proposals asking companies to adopt no-smoking policies for facilities or places of business.

Non-Partisanship and Political Contributions

In recent years, companies have faced scrutiny and criticism for political contributions to major political parties and candidates. There is a perception that companies consistently making large contributions are buying influence and unduly affecting the democratic process.

      o The Funds will SUPPORT proposals asking companies to affirm political non-partisanship.

      o The Funds will SUPPORT proposals that ask companies to increase disclosure of political or political action committee contributions. The Funds will oppose such proposals if the information is already easily available.

      o The Funds will SUPPORT proposals asking companies to disclose their policies and history of soft dollar contributions. However, the Funds will oppose such proposals if the company contributed $20,000 or less during the most recent federal election cycle.

Board of Directors

The Funds believes that boards are most effective when they include people from diverse backgrounds who are independent from management. This is the most effective way for the board to represent shareholders' interests. The Funds define directors as independent when the following criteria are met:

      1.    Director is not an employee of the company.

      2. Director is not an employee of a significant supplier or customer of the company.

      3. Director is not in an interlocking relationship, where an executive sits on the board of another company that employs the first director.

      4. Director is not a member of an entity that is one of the company's paid consultants or advisors.

      5. Director does not have a personal contract with the company or one of its affiliates or subsidiaries.

      6. Director has any other personal, professional or financial relationship with any executives of the company that would impair the objectivity of the board member's independent judgment.

The Funds vote in the election of directors according to the following guidelines to encourage accountability, independence and diversity on the board of directors of a company:

      o The Funds will normally WITHHOLD votes from a slate of board nominees if the slate does not include any women or minorities.

      o The Funds will WITHHOLD votes from all directors if less than 50% of directors are independent. Similarly, we withhold votes from all directors if less than 100% of each committee's membership is composed of independent directors. The Funds consider the audit, compensation and nominating committees to be key committees.

      o The Funds will WITHHOLD votes from members of the audit committee if non-audit fees to the company's independent accountant exceed 25% of aggregate fees. We believe that the objectivity and independence of the auditor is compromised when a large percentage of fees are obtained from non-audit services.

      o The Funds will WITHHOLD votes from individual directors if they attend less than 75% of board and committee meetings. We believe each director should devote the time necessary to effectively perform his or her duties as a director.

      o The Funds will WITHHOLD votes from individual directors if they serve on the boards of six (6) or more companies.

      o The Funds will WITHHOLD votes from all directors if the board has a classified structure. Classified, or staggered, boards have members who are usually elected every three years with one third of the directors standing for election each year.

Board of Directors - Related Proposals

      o The Funds will SUPPORT proposals to increase diversity and allow union and employee board representation.

      o The Funds will SUPPORT proposals to remove classified boards, and OPPOSE proposals to instate them. Classified boards can present an impediment to free market control, as it may serve as a form of anti-takeover defense. The Funds believe the annual election of directors make them more accountable to shareholders.

      o The Funds generally will SUPPORT proposals to separate the positions of Chairperson and Chief Executive Officer. Similarly, we SUPPORT proposals asking the Chair to be an independent director.

      o The Funds will SUPPORT proposals seeking to increase board independence and committee independence. Similarly, we will SUPPORT proposals that require a majority of independent directors on the board and on each committee.

      o The Funds will SUPPORT proposals that seek to limit director liability. Recent trends indicate a rise in the number of suits filed against company executives. While directors should be held accountable for their actions, they should be protected from decisions made in good faith.

      o The Funds will OPPOSE proposals requiring minimum stock ownership if 1,000 more shares or more are required of each director. Although the Funds believe it is important to align the interests of board members with shareholders, we do not want ownership requirements to preclude qualified individuals from serving on the board of directors.

      o The Funds will generally SUPPORT proposals seeking to institute cumulative voting in the election of directors. The idea of cumulative voting is to provide minority shareholders with a greater chance of having a representative on the board of directors.

Auditors

The Funds will OPPOSE the approval or ratification of the auditor if 25% or more of the aggregate fees are for non-audit services.

The Funds carefully examine the fees paid to the independent auditor, as disclosed in the companies proxy statement, to determine the ratio of non-audit fees to the aggregate. We believe that the objectivity and independence of the auditor is compromised when an overwhelming percentage of fees are obtained from non-audit services.

Ownership and Corporate Defenses

On occasion, shareholders are asked to increase or decrease the number of shares authorized for issuance. The Funds are mindful of the effects of these actions, and the rationale of the management for instituting the changes. The authorization of more shares presents management with potential takeover defenses, such as issuing stock to parties friendly to management.

      o The Funds will OPPOSE management proposals to increase authorized common stock if the proposed increase is not intended to effect a merger, stock split, re-capitalization or other reorganization.

      o The Funds will consider proposals to approve common stock, preferred stock or stock warrant issues on a case-by-case basis.

      o The Funds will OPPOSE management proposals to authorize or increase blank check preferred stock, when the board asks for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval.

      o The Funds will OPPOSE management proposals to eliminate preemptive rights.

Corporate Restructuring

The Funds look at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our shareholders and at the social implications to shareholders.

Corporate Takeover Defenses

Greenmail provisions are designed to thwart hostile takeover attempts. The company being targeted for takeover, in an effort to maintain control, offers a premium on shares owned by the hostile potential buyers. The Funds believe this practice is not fair to shareholders, as one party receives a premium not available to other shareholders. Anti-greenmail provisions in corporate charters act to discourage firms from raiding and bullying a company in hopes of obtaining a short-term gain.

      o The Funds will SUPPORT anti-greenmail provisions, and OPPOSE the payment of greenmail.

Shareholder rights plans, commonly known as "Poison Pills" are one of the most popular types of corporate defense mechanisms. Shareholders are given rights to purchase shares at a steep discount in certain circumstances, such as when a hostile third party buys a certain percentage of the company's outstanding stock. When that percentage is achieved, the plan is triggered and shareholders are able to buy stock at a discount price. The practice effectively kills the takeover bid, as the voting power of the hostile party is diluted. Critics say these poison pill plans give directors strong veto powers to reject offers or discourage them altogether, which may not be in the best interest of shareholders.

      o The Funds will SUPPORT resolutions to redeem shareholder rights plans.

      o     The Funds will OPPOSE the adoption of a shareholder rights plan.

Shareholder Issues

      o The Funds will SUPPORT shareholders' rights to call a special meeting, act by written consent and maintain the right to have in-person annual meetings.

      o The Funds will SUPPORT proposals that ask management to rotate the annual meeting location, as a means of providing greater shareholder access to the company.

      o The Funds will SUPPORT proposals to eliminate super-majority vote requirements to approve mergers, and OPPOSE proposals to establish super-majority vote requirements for mergers.

      o The Funds will SUPPORT proposals to eliminate super-majority vote requirements (lock-in) to change bylaw or charter provisions. Conversely, we will OPPOSE proposals to establish those super-majority requirements.

      o The Funds will SUPPORT proposals asking the company to consider factors other than the interests of shareholders in assessing a merger or takeover bid.

Executive Compensation

The Funds believe that a properly planned and executed compensation program can have the effect of providing incentive to employees and executives critical to the long-term health of the company. Such a properly implemented program will also align the goals and rewards of employees with those of stockholders. A comprehensive and well-designed compensation program of stock, salary, and bonus components that is clearly understood by all parties can effectively achieve that goal.

Mindful that such compensations should not harm shareholders while enriching executives and employees, the Funds follow the following guidelines on the various forms of compensation:

      o The Funds will OPPOSE the approval of stock option, stock award and stock purchase plans if the overall dilution of all company plans on outstanding shares is greater than 15%. Additionally we will OPPOSE a plan if it has an automatic replenishment feature to add a specified number or percentage of shares for award each year.

      o The Funds will OPPOSE the approval of stock option, stock award and stock purchase plans if the plans grant the administering committee the authority to reprice or replace underwater options, to grant reload options, or to accelerate the vesting requirements of outstanding options.

      o The Funds will OPPOSE the approval of a stock option plan if the options are priced at less than 100% of fair market value of the underlying shares on the date of the grant.

      o In general, the Funds will SUPPORT initiatives seeking shareholder approval of executive compensation packages.

      As stated above, the Funds' detailed proxy voting guidelines are attached as Appendix B to this Statement of Additional Information. In certain cases the Adviser, on behalf of the Funds, may deviate from these guidelines if a company's particular situation demands it. However, the Adviser is always guided by the best interests of the Funds' shareholders and social mandates.


     APPENDIX A: Description of Ratings

     Description of Bond Ratings
     We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch Ratings represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

Moody's

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Rating Refinements: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Long-Term Issue Credit Ratings

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r: The symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Fitch Ratings International Long-Term Credit Ratings

      AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" indicates the lowest recovery potential, i.e. below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-): Plus or minus signs may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC."

Moody's Short-Term Prime Rating System--Taxable Debt & Deposits Globally

      Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.
      o     High rates of return on funds employed.
      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions than is the case for Prime-1 securities. Ample alternate liquidity is maintained.

   Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Note: Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

Standard & Poor's Short-Term Issue Credit Ratings

      Standard & Poor's short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

      A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


      D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B: Proxy Voting Guidelines

PROXY VOTING GUIDELINES FOR U.S. COMPANIES - 2003 CITIZENS FUNDS

The votes marked with the letter "x" denote how the funds will vote on the particular proposals described. If a vote is submitted by the third party administrator to the Adviser for a determination and no determination is made by the Adviser, the third party administrator will abstain from voting on the proposal at issue. Any guidelines that trigger a vote against a proposal override other guidelines which would trigger a vote in favor of the proposal.

Elect Directors (1000)
--------------------------------------------------------------------------------
  1000-1   Always vote FOR uncontested director nominees.
--------------------------------------------------------------------------------
  1000-2 WITHHOLD votes from director nominees IF 50% or more directors X are (1) employees or (2) have financial ties to the company.
--------------------------------------------------------------------------------
  1000-3   WITHHOLD votes from director nominees IF 1% or more directors       X
           serving on the nominating committee are employees or have ties.
--------------------------------------------------------------------------------
  1000-4   WITHHOLD votes from director nominees IF employee directors         x
           serve on the board's nominating committee.
--------------------------------------------------------------------------------
           WITHHOLD from any director nominee attending less than 75% of
  1000-5   the board and committee meetings during the previous fiscal         X
           year.
--------------------------------------------------------------------------------
  1000-6   WITHHOLD votes from director nominees IF 1% or more directors       X
           serving on the compensation committee are employees.
--------------------------------------------------------------------------------
  1000-7   WITHHOLD votes from director nominees IF the board will
           consist of more than XX directors after the election.
--------------------------------------------------------------------------------
  1000-8   WITHHOLD votes from director nominees IF the board will
           consist of fewer than XX directors after the election.
--------------------------------------------------------------------------------
  1000-9   WITHHOLD votes from director nominees IF the company has            X
           adopted a classified board structure.
--------------------------------------------------------------------------------
 1000-10   WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.
--------------------------------------------------------------------------------
 1000-11   WITHHOLD votes from director nominees IF 1% or more employee        X
           directors serve on the board's audit committee.
--------------------------------------------------------------------------------
 1000-12   WITHHOLD votes from director nominees IF the board does not         X
           include at least one woman director.
--------------------------------------------------------------------------------
 1000-13   WITHHOLD votes from director nominees IF the board does not         X
           include at least one minority director.
--------------------------------------------------------------------------------
 1000-14   WITHHOLD votes from audit committee member nominees IF              X
           non-audit services exceed 25% of fees.
--------------------------------------------------------------------------------
           WITHHOLD votes from any director nominee who is retired from
 1000-15   active employment and who serves on boards at 5 other major         X
           companies.
--------------------------------------------------------------------------------
 1000-16   WITHHOLD votes from any director nominee who is employed            X
           full-time and who serves on boards at 2 other major companies.
--------------------------------------------------------------------------------

Contested Election of Directors (1001) Case by Case
--------------------------------------------------------------------------------
  1001-1   Always vote FOR all management nominees.
--------------------------------------------------------------------------------
  1001-2   Always vote AGAINST all management nominees.
--------------------------------------------------------------------------------

Ratify Selection of Auditors (1010) Screen: Case by Case if #2 is triggered
--------------------------------------------------------------------------------
  1010-1   Always vote FOR a management proposal to ratify the board's selection of auditors.
--------------------------------------------------------------------------------
  1010-2   Vote AGAINST IF the previous auditor was dismissed because of       x
           a disagreement with the company.
--------------------------------------------------------------------------------
  1010-3   Vote AGAINST IF the non-audit services exceed 25% of fees.          x
--------------------------------------------------------------------------------
  1010-4         Vote AGAINST IF the auditors have served more than XX
                 consecutive years.
--------------------------------------------------------------------------------

Approve Name Change (1020)
--------------------------------------------------------------------------------
  1020-1   Always vote FOR a management proposal to change the company         x
           name.
--------------------------------------------------------------------------------
  1020-2   Always vote AGAINST a management proposal to change the
           company name.
--------------------------------------------------------------------------------

Approve Other Business (1030)
--------------------------------------------------------------------------------
  1030-1   Always vote FOR a management proposal to approve other              x
           business.
--------------------------------------------------------------------------------
  1030-2   Always vote AGAINST a management proposal to approve other business.
--------------------------------------------------------------------------------

Adjourn Meeting (1035)
--------------------------------------------------------------------------------
  1035-1   Always vote FOR a management proposal to adjourn the meeting.       x
--------------------------------------------------------------------------------
  1035-2   Always vote AGAINST a management proposal to adjourn the
           meeting.
--------------------------------------------------------------------------------

Approve Technical Amendments (1040)
--------------------------------------------------------------------------------
  1040-1   Always vote FOR a management proposal to make technical             x
           amendments to the charter and/or bylaws.
--------------------------------------------------------------------------------
  1040-2 Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.
--------------------------------------------------------------------------------

Approve Financial Statements (1050)
--------------------------------------------------------------------------------
  1050-1   Always vote FOR a management proposal to approve financial          x
           statements.
--------------------------------------------------------------------------------
  1050-2 Always vote AGAINST a management proposal to approve financial statements.
--------------------------------------------------------------------------------

Increase Authorized Common Stock (1100)
--------------------------------------------------------------------------------
  1100-1   Always vote FOR a management proposal to increase authorized common stock.
--------------------------------------------------------------------------------
  1100-2   Always vote AGAINST a management proposal to increase
           authorized common stock.
--------------------------------------------------------------------------------
  1100-3   Vote AGAINST IF the increase is NOT intended to effect a            x
           merger, stock split, or recapitalization.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1100-4   Vote AGAINST IF the dilution represents more than XX% of
           current authorized shares.
--------------------------------------------------------------------------------

Decrease Authorized Common Stock (1101)
--------------------------------------------------------------------------------
  1101-1   Always vote FOR a management proposal to decrease authorized        x
           common stock.
--------------------------------------------------------------------------------
  1101-2   Always vote AGAINST a management proposal to decrease
           authorized common stock.
--------------------------------------------------------------------------------

Amend Authorized Common Stock (1102) Case by Case
--------------------------------------------------------------------------------
  1102-1   Always vote FOR a management proposal to amend authorized
           common stock.
--------------------------------------------------------------------------------
  1102-2   Always vote AGAINST a management proposal to amend authorized common stock.
--------------------------------------------------------------------------------

Approve Common Stock Issuance (1103) Case by Case
--------------------------------------------------------------------------------
  1103-1   Always vote FOR a management proposal to approve the issuance of authorized common stock.
--------------------------------------------------------------------------------
  1103-2   Always vote AGAINST a management proposal to approve the
           issuance of authorized common stock.
--------------------------------------------------------------------------------
  1103-3   Vote AGAINST IF the dilution represents more than XX% of
           current outstanding voting power.
--------------------------------------------------------------------------------
  1103-4   Vote AGAINST IF the stock would be issued at a discount to the fair market value.
--------------------------------------------------------------------------------
  1103-5   Vote AGAINST IF the issued common stock has superior voting rights.
--------------------------------------------------------------------------------

Approve Issuance or Exercise of Stock Warrants (1104) Case by Case
--------------------------------------------------------------------------------
  1104-1   Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
--------------------------------------------------------------------------------
  1104-2   Always vote AGAINST a management proposal to approve the
           issuance or exercise of stock warrants.
--------------------------------------------------------------------------------
  1104-3   Vote AGAINST IF the warrants, when exercised, would exceed XX%
           of the outstanding voting power.
--------------------------------------------------------------------------------

Authorize Preferred Stock (1110)
--------------------------------------------------------------------------------
  1110-1   Always vote FOR a management proposal to authorize preferred stock.
--------------------------------------------------------------------------------
  1110-2   Always vote AGAINST a management proposal to authorize
           preferred stock.
--------------------------------------------------------------------------------
  1110-3   Vote AGAINST IF the board has unlimited rights to set the           x
           terms and conditions of the shares.
--------------------------------------------------------------------------------

Increase Authorized Preferred Stock (1111)
--------------------------------------------------------------------------------
  1111-1 Always vote FOR a management proposal to increase authorized preferred stock.
--------------------------------------------------------------------------------
  1111-2   Always vote AGAINST a management proposal to increase
           authorized preferred stock.
--------------------------------------------------------------------------------
  1111-3   Vote AGAINST IF the proposed increase creates potential
           dilution of more than XX%.
--------------------------------------------------------------------------------
  1111-4   Vote AGAINST IF the board has unlimited rights to set the           x
           terms and conditions of the shares.
--------------------------------------------------------------------------------

Decrease Authorized Preferred Stock (1112)
--------------------------------------------------------------------------------
  1112-1   Always vote FOR a management proposal to decrease authorized        x
           preferred stock.
--------------------------------------------------------------------------------
  1112-2   Always vote AGAINST a management proposal to decrease
           authorized preferred stock.
--------------------------------------------------------------------------------

Cancel Series of Preferred Stock (1113)
--------------------------------------------------------------------------------
  1113-1   Always vote FOR a management proposal to cancel a class or          x
           series of preferred stock.
--------------------------------------------------------------------------------
  1113-2   Always vote AGAINST a management proposal to cancel a class or series of preferred stock.
--------------------------------------------------------------------------------

Amend Authorized Preferred Stock (1114) Case by Case
--------------------------------------------------------------------------------
  1114-1   Always vote FOR a management proposal to amend preferred stock.
--------------------------------------------------------------------------------
  1114-2   Always vote AGAINST a management proposal to amend preferred stock.
--------------------------------------------------------------------------------

Approve Issuance or Conversion of Preferred Stock (1115) Case by Case
--------------------------------------------------------------------------------
  1115-1   Always vote FOR a management proposal to issue or convert
           preferred stock.
--------------------------------------------------------------------------------
  1115-2 Always vote AGAINST a management proposal to issue or convert preferred stock.
--------------------------------------------------------------------------------
  1115-3   Vote AGAINST IF the dilution represents more than XX% of the total voting power.
--------------------------------------------------------------------------------
  1115-4   Vote AGAINST IF the shares have voting rights superior to
           those of other shareholders.
--------------------------------------------------------------------------------

Eliminate Preemptive Rights (1120)
--------------------------------------------------------------------------------
  1120-1   Always vote FOR a management proposal to eliminate preemptive rights.
--------------------------------------------------------------------------------
  1120-2   Always vote AGAINST a management proposal to eliminate              x
           preemptive rights.
--------------------------------------------------------------------------------

Restore Preemptive Rights (1121)
--------------------------------------------------------------------------------
 1121-1  Always vote FOR a management proposal to create or restore            x
         preemptive rights.
--------------------------------------------------------------------------------
 1121-2 Always vote AGAINST a management proposal to create or restore preemptive rights.
--------------------------------------------------------------------------------

Authorize Dual Class Stock (1130)
--------------------------------------------------------------------------------
  1130-1   Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
--------------------------------------------------------------------------------
  1130-2 Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.
--------------------------------------------------------------------------------
  1130-3   Vote AGAINST IF the shares have inferior or superior voting         x
           rights.
--------------------------------------------------------------------------------

Eliminate Dual Class Stock (1131)
--------------------------------------------------------------------------------
  1131-1   Always vote FOR a management proposal to eliminate authorized       x
           dual or multiple classes of common stock.
--------------------------------------------------------------------------------
  1131-2   Always vote AGAINST a management proposal to eliminate
           authorized dual or multiple classes of common stock.
--------------------------------------------------------------------------------

Amend Dual Class Stock (1132) Case by Case
--------------------------------------------------------------------------------
  1132-1   Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
--------------------------------------------------------------------------------
  1132-2   Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.
--------------------------------------------------------------------------------

Increase Authorized Dual Class Stock (1133)
--------------------------------------------------------------------------------
  1133-1   Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to increase
  1133-2   authorized shares of one or more classes of dual or multiple class common stock.
--------------------------------------------------------------------------------
  1133-3   Vote AGAINST IF it will allow the company to issue additional       x
           shares with superior voting rights.
--------------------------------------------------------------------------------
  1133-4   Vote AGAINST IF the dilution is more than XX% of the
           outstanding voting power.
--------------------------------------------------------------------------------
  1133-5   Vote AGAINST IF the dilution is more than XX% of the class of stock.
--------------------------------------------------------------------------------

Approve Share Repurchase (1140)
--------------------------------------------------------------------------------
  1140-1   Always vote FOR a management proposal to approve a stock            x
           repurchase program.
--------------------------------------------------------------------------------
  1140-2 Always vote AGAINST a management proposal to approve a stock repurchase program.
--------------------------------------------------------------------------------

Approve Stock Split (1150)
--------------------------------------------------------------------------------
  1150-1   Always vote FOR a management proposal to approve a stock split.     x
--------------------------------------------------------------------------------
  1150-2   Always vote AGAINST a management proposal to approve a stock split.
--------------------------------------------------------------------------------

Approve Reverse Stock Split (1151)
--------------------------------------------------------------------------------
  1151-1   Always vote FOR a management proposal to approve reverse a          x
           stock split.
--------------------------------------------------------------------------------
  1151-2   Always vote AGAINST a management proposal to approve reverse a stock split.
--------------------------------------------------------------------------------

Approve Merger/Acquisition (1200) Case by Case
--------------------------------------------------------------------------------
  1200-1 Always vote FOR a management proposal to merge with or acquire another company.
--------------------------------------------------------------------------------
  1200-2   Always vote AGAINST a management proposal to merge with or acquire another company.
--------------------------------------------------------------------------------
  1200-3   Vote AGAINST IF the combined entity would be controlled by a person or group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1200-4   Vote AGAINST IF the change-in-control provision would be
           triggered.
--------------------------------------------------------------------------------
  1200-5   Vote AGAINST IF the current shareholders would be minority owners of the combined company.
--------------------------------------------------------------------------------
  1200-6   Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
--------------------------------------------------------------------------------
  1200-7   Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
--------------------------------------------------------------------------------
  1200-8   Vote AGAINST IF the proposal would move the target company's location outside of the U.S.
--------------------------------------------------------------------------------

Approve Recapitalization (1209)     CASE BY CASE
--------------------------------------------------------------------------------
  1209-1   Always vote FOR a management proposal to approve
           recapitalization.
--------------------------------------------------------------------------------
  1209-2   Always vote AGAINST a management proposal to approve
           recapitalization.
--------------------------------------------------------------------------------

Approve Restructuring (1210)  CASE BY CASE
--------------------------------------------------------------------------------
  1210-1   Always vote FOR a management proposal to restructure the
           company.
--------------------------------------------------------------------------------
  1210-2   Always vote AGAINST a management proposal to restructure the company.
--------------------------------------------------------------------------------

Approve Bankruptcy Restructuring (1211)
--------------------------------------------------------------------------------
  1211-1   Always vote FOR a management proposal on bankruptcy                 x
           restructurings.
--------------------------------------------------------------------------------
  1211-2   Always vote AGAINST a management proposal on bankruptcy
           restructurings.
--------------------------------------------------------------------------------

Approve Liquidation (1212)          CASE BY CASE
--------------------------------------------------------------------------------
  1212-1   Always vote FOR a management proposal to approve liquidation.
--------------------------------------------------------------------------------
  1212-2   Always vote AGAINST a management proposal to approve
           liquidation.
--------------------------------------------------------------------------------

Approve Reincorporation (1220) Case by Case
--------------------------------------------------------------------------------
  1220-1   Always vote FOR a management proposal to reincorporate in a different state.
--------------------------------------------------------------------------------
  1220-2   Always vote AGAINST a management proposal to reincorporate in a different state.
--------------------------------------------------------------------------------
  1220-3   Vote AGAINST IF the proposal would reduce shareholder rights.
--------------------------------------------------------------------------------
  1220-4   Vote AGAINST IF the proposal would move the target company's location outside of the U.S.
--------------------------------------------------------------------------------

Approve Leveraged Buyout (1230) Case by Case
--------------------------------------------------------------------------------
  1230-1   Always vote FOR a management proposal to approve a leveraged buyout of the company.
--------------------------------------------------------------------------------
  1230-2   Always vote AGAINST a management proposal to approve a
           leveraged buyout of the company.
--------------------------------------------------------------------------------
  1230-3   Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
--------------------------------------------------------------------------------

Approve Spin-Off (1240) Case by Case
--------------------------------------------------------------------------------
  1240-1   Always vote FOR a management proposal to spin off certain
           company operations or divisions.
--------------------------------------------------------------------------------
  1240-2   Always vote AGAINST a management proposal to spin off certain company operations or divisions.
--------------------------------------------------------------------------------

Approve Sale of Assets (1250) Case by Case
--------------------------------------------------------------------------------
  1250-1   Always vote FOR a management proposal to approve the sale of assets.
--------------------------------------------------------------------------------
  1250-2   Always vote AGAINST a management proposal to approve the sale of assets.
--------------------------------------------------------------------------------

Eliminate Cumulative Voting (1300)
--------------------------------------------------------------------------------
  1300-1   Always vote FOR a management proposal to eliminate cumulative voting.
--------------------------------------------------------------------------------
  1300-2   Always vote AGAINST a management proposal to eliminate              x
           cumulative voting.
--------------------------------------------------------------------------------

Adopt Cumulative Voting (1301)
--------------------------------------------------------------------------------
  1301-1   Always vote FOR a management proposal to adopt cumulative           x
           voting.
--------------------------------------------------------------------------------
  1301-2   Always vote AGAINST a management proposal to adopt cumulative voting.
--------------------------------------------------------------------------------

Adopt Director Liability Provision (1310)
--------------------------------------------------------------------------------
  1310-1   Always vote FOR a management proposal to limit the liability        x
           of directors.
--------------------------------------------------------------------------------
  1310-2   Always vote AGAINST a management proposal to limit the
           liability of directors.
--------------------------------------------------------------------------------

Amend Director Liability Provision (1311)
--------------------------------------------------------------------------------
  1311-1   Always vote FOR a management proposal to amend director             x
           liability provisions.
--------------------------------------------------------------------------------
  1311-2   Always vote AGAINST a management proposal to amend director liability provisions.
--------------------------------------------------------------------------------

Adopt Indemnification Provision (1320)
--------------------------------------------------------------------------------
  1320-1   Always vote FOR a management proposal to indemnify directors        x
           and officers.
--------------------------------------------------------------------------------
  1320-2   Always vote AGAINST a management proposal to indemnify
           directors and officers.
--------------------------------------------------------------------------------

Amend Indemnification Provision (1321)
--------------------------------------------------------------------------------
  1321-1   Always vote FOR a management proposal to amend provisions           x
           concerning the indemnification of directors and officers.
--------------------------------------------------------------------------------
  1321-2 Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.
--------------------------------------------------------------------------------

Approve Board Size (1332)
--------------------------------------------------------------------------------
  1332-1   Always vote FOR a management proposal to set the board size.
--------------------------------------------------------------------------------
  1332-2   Always vote AGAINST a management proposal to set the board          x
           size.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1332-3   Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
--------------------------------------------------------------------------------
  1332-4   Vote AGAINST IF the proposed maximum board size is greater than XX directors.
--------------------------------------------------------------------------------
  1332-5   Vote AGAINST IF the proposed minimum board size is less than
           XX directors.
--------------------------------------------------------------------------------
  1332-6   Vote AGAINST IF the board will consist of more than XX
           directors.
--------------------------------------------------------------------------------
  1332-7   Vote AGAINST IF the board will consist of fewer than XX
           directors.
--------------------------------------------------------------------------------

No Shareholder Approval to Fill Vacancy (1340)
--------------------------------------------------------------------------------
  1340-1   Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to allow the
  1340-2   directors to fill vacancies on the board without shareholder        x
           approval.
--------------------------------------------------------------------------------

Give Board Authority to Set Board Size (1341)
--------------------------------------------------------------------------------
           Always vote FOR a management proposal to give the board the
  1341-1   authority to set the size of the board as needed without
           shareholder approval.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to give the board
  1341-2   the authority to set the size of the board as needed without        x
           shareholder approval.
--------------------------------------------------------------------------------

Removal of Directors (1342)
--------------------------------------------------------------------------------
  1342-1   Always vote FOR a management proposal regarding the removal of directors.
--------------------------------------------------------------------------------
  1342-2   Always vote AGAINST a management proposal regarding the
           removal of directors.
--------------------------------------------------------------------------------
  1342-3   Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
--------------------------------------------------------------------------------
  1342-4   Vote AGAINST IF the proposal would allow for the removal of         x
           directors without cause.
--------------------------------------------------------------------------------

Approve Non-Technical Charter Amendments (1350)
--------------------------------------------------------------------------------
  1350-1 Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of incorporation.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to approve
  1350-2   non-technical amendments to the company's certificate of
           incorporation.
--------------------------------------------------------------------------------
  1350-3 Vote AGAINST IF an amendment would have the effect of reducing x shareholders' rights.
--------------------------------------------------------------------------------

Approve Non-Technical Bylaw Amendments (1351)
--------------------------------------------------------------------------------
  1351-1 Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.
--------------------------------------------------------------------------------
  1351-2   Always vote AGAINST a management proposal to approve
           non-technical amendments to the company's bylaws.
--------------------------------------------------------------------------------
  1351-3 Vote AGAINST IF an amendment would have the effect of reducing x shareholders' rights.
--------------------------------------------------------------------------------

Approve Classified Board (1400)
--------------------------------------------------------------------------------
  1400-1   Always vote FOR a management proposal to adopt a classified board.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1400-2   Always vote AGAINST a management proposal to adopt a                x
           classified board.
--------------------------------------------------------------------------------
  1400-3   Vote AGAINST IF the company has cumulative voting.
--------------------------------------------------------------------------------
  1400-4   Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).
--------------------------------------------------------------------------------

Amend Classified Board (1401) Case by Case
--------------------------------------------------------------------------------
  1401-1   Always vote FOR a management proposal to amend a classified board.
--------------------------------------------------------------------------------
  1401-2   Always vote AGAINST a management proposal to amend a
           classified board.
--------------------------------------------------------------------------------

Repeal Classified Board (1402)
--------------------------------------------------------------------------------
  1402-1   Always vote FOR a management proposal to repeal a classified        x
           board.
--------------------------------------------------------------------------------
  1402-2   Always vote AGAINST a management proposal to repeal a
           classified board.
--------------------------------------------------------------------------------

Adopt Poison Pill (1410) Case by Case
--------------------------------------------------------------------------------
  1410-1 Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
--------------------------------------------------------------------------------
  1410-2 Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).
--------------------------------------------------------------------------------
  1410-3   Vote AGAINST IF the poison pill contains a "dead-hand"
           provision.
--------------------------------------------------------------------------------
  1410-4   Vote AGAINST IF the company has a classified board.
--------------------------------------------------------------------------------
  1410-5   Vote AGAINST IF the poison pill does not have a "sunset"
           provision.
--------------------------------------------------------------------------------
  1410-6   Vote AGAINST IF the poison pill does not have a TIDE provision.
--------------------------------------------------------------------------------
  1410-7   Vote AGAINST IF the poison pill trigger is less than XX %.
--------------------------------------------------------------------------------

Redeem Poison Pill (1411)
--------------------------------------------------------------------------------
  1411-1   Always vote FOR a management proposal to redeem a shareholder       x
           rights plan (poison pill).
--------------------------------------------------------------------------------
  1411-2   Always vote AGAINST a management proposal to redeem a
           shareholder rights plan (poison pill).
--------------------------------------------------------------------------------

Eliminate Special Meeting (1420)
--------------------------------------------------------------------------------
  1420-1   Always vote FOR a management proposal to eliminate
           shareholders' right to call a special meeting.
--------------------------------------------------------------------------------
  1420-2   Always vote AGAINST a management proposal to eliminate              x
           shareholders' right to call a special meeting.
--------------------------------------------------------------------------------

Limit Special Meeting (1421)
--------------------------------------------------------------------------------
  1421-1   Always vote FOR a management proposal to limit shareholders'
           right to call a special meeting.
--------------------------------------------------------------------------------
  1421-2   Always vote AGAINST a management proposal to limit
           shareholders' right to call a special meeting.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1421-3   Vote AGAINST IF the limitation requires more than 20% of the        x
           outstanding shares to call a special meeting.
--------------------------------------------------------------------------------

Restore Special Meeting (1422)
--------------------------------------------------------------------------------
  1422-1 Always vote FOR a management proposal to restore shareholders' x right to call a special meeting.
--------------------------------------------------------------------------------
  1422-2   Always vote AGAINST a management proposal to restore
           shareholders' right to call a special meeting.
--------------------------------------------------------------------------------

Eliminate Written Consent (1430)
--------------------------------------------------------------------------------
  1430-1   Always vote FOR a management proposal to eliminate
           shareholders' right to act by written consent.
--------------------------------------------------------------------------------
  1430-2   Always vote AGAINST a management proposal to eliminate              x
           shareholders' right to act by written consent.
--------------------------------------------------------------------------------

Limit Written Consent (1431)
--------------------------------------------------------------------------------
  1431-1   Always vote FOR a management proposal to limit shareholders'
           right to act by written consent.
--------------------------------------------------------------------------------
  1431-2   Always vote AGAINST a management proposal to limit
           shareholders' right to act by written consent.
--------------------------------------------------------------------------------
  1431-3   Vote AGAINST IF the limitation requires written consent of          x
           more than 20% of the outstanding shares.
--------------------------------------------------------------------------------

Restore Written Consent (1432)
--------------------------------------------------------------------------------
  1432-1 Always vote FOR a management proposal to restore shareholders' x right to act by written consent.
--------------------------------------------------------------------------------
  1432-2   Always vote AGAINST a management proposal to restore
           shareholders' right to act by written consent.
--------------------------------------------------------------------------------

Adopt Supermajority Requirement (1440)
--------------------------------------------------------------------------------
           Always vote FOR a management proposal to establish a
  1440-1   supermajority vote provision to approve merger or other
           business combination.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to establish a
  1440-2   supermajority vote provision to approve merger or other             x
           business combination.
--------------------------------------------------------------------------------
  1440-3   Vote AGAINST IF the required vote is more than XX% of the
           outstanding shares.
--------------------------------------------------------------------------------

Amend Supermajority Requirement (1443)
--------------------------------------------------------------------------------
  1443-1   Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.
--------------------------------------------------------------------------------
  1443-2   Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
--------------------------------------------------------------------------------
  1443-3   Vote AGAINST IF the amendment increases the vote requirement        x
           above 50% of the outstanding shares.
--------------------------------------------------------------------------------

Eliminate Supermajority Requirement (1444)
--------------------------------------------------------------------------------
           Always vote FOR a management proposal to eliminate a
  1444-1   supermajority vote provision to approve merger or other             x
           business combination.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to eliminate a
  1444-2   supermajority vote provision to approve merger or other
           business combination.
--------------------------------------------------------------------------------

Adopt Supermajority Lock-in (1445)
--------------------------------------------------------------------------------
  1445-1   Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or
           charter provisions.
--------------------------------------------------------------------------------
  1445-2   Always vote AGAINST a management proposal to adopt                  x
           supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
--------------------------------------------------------------------------------
  1445-3 Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
--------------------------------------------------------------------------------
  1445-4   Vote AGAINST IF the proposal would result in establishing a complete lock-in on all of the charter and bylaw provisions.
--------------------------------------------------------------------------------

Amend Supermajority Lock-in (1446)
--------------------------------------------------------------------------------
  1446-1   Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or
           charter provisions.
--------------------------------------------------------------------------------
  1446-2   Always vote AGAINST a management proposal to amend
           supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
--------------------------------------------------------------------------------
  1446-3   Vote AGAINST IF the changes would increase the vote                 x
           requirement above 50% of the outstanding shares.
--------------------------------------------------------------------------------
  1446-4   Vote AGAINST IF the changes would result in a complete lock-in on all of the charter and bylaw provisions.
--------------------------------------------------------------------------------

Eliminate Supermajority Lock-in (1447)
--------------------------------------------------------------------------------
  1447-1   Always vote FOR a management proposal to eliminate                  x
           supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to eliminate
  1447-2   supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
--------------------------------------------------------------------------------

Consider Non-Financial Effects of Merger (1450)
--------------------------------------------------------------------------------
           Always vote FOR a management proposal to expand or clarify the
  1450-1   authority of the board of directors to consider factors other       x
           than the interests of shareholders in assessing a takeover bid.
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors
  1450-2   other than the interests of shareholders in assessing a
           takeover bid.
--------------------------------------------------------------------------------

Adopt Fair Price Provision (1460)
--------------------------------------------------------------------------------
  1460-1   Always vote FOR a management proposal that establishes a fair       x
           price provision.
--------------------------------------------------------------------------------
  1460-2   Always vote AGAINST a management proposal that establishes a fair price provision.
--------------------------------------------------------------------------------
Amend Fair Price Provision (1461) Case by Case
--------------------------------------------------------------------------------
  1461-1   Always vote FOR a management proposal to amend a fair price provision.
--------------------------------------------------------------------------------
  1461-2   Always vote AGAINST a management proposal to amend a fair
           price provision.
--------------------------------------------------------------------------------

Repeal Fair Price Provision (1462)
--------------------------------------------------------------------------------
  1462-1   Always vote FOR a management proposal to repeal a fair price provision.
--------------------------------------------------------------------------------
  1462-2   Always vote AGAINST a management proposal to repeal a fair          x
           price provision.
--------------------------------------------------------------------------------

Adopt Anti-Greenmail Provision (1470)
--------------------------------------------------------------------------------
  1470-1   Always vote FOR a management proposal to limit the payment of       x
           greenmail.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1470-2   Always vote AGAINST a management proposal to limit the payment of greenmail.
--------------------------------------------------------------------------------

Adopt Advance Notice Requirement (1480)
--------------------------------------------------------------------------------
  1480-1 Always vote FOR a management proposal to adopt advance notice requirements.
--------------------------------------------------------------------------------
  1480-2   Always vote AGAINST a management proposal to adopt advance notice requirements.
--------------------------------------------------------------------------------
  1480-3   Vote AGAINST IF the provision requires advance notice for
           director nominations.
--------------------------------------------------------------------------------
  1480-4   Vote AGAINST IF the provision requires advance notice of more       x
           than 60 days.
--------------------------------------------------------------------------------

Opt Out of State Takeover Law (1490)
--------------------------------------------------------------------------------
  1490-1   Always vote FOR a management proposal seeking to opt out of a       x
           state takeover statutory provision.
--------------------------------------------------------------------------------
  1490-2   Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.
--------------------------------------------------------------------------------

Opt Into State Takeover Law (1491)
--------------------------------------------------------------------------------
  1491-1   Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.
--------------------------------------------------------------------------------
  1491-2   Always vote AGAINST a management proposal seeking to opt into       x
           a state takeover statutory provision.
--------------------------------------------------------------------------------

Adopt Stock Option Plan (1500)
--------------------------------------------------------------------------------
  1500-1   Always vote FOR a management proposal to adopt a stock option plan for employees.
--------------------------------------------------------------------------------
  1500-2   Always vote AGAINST a management proposal to adopt a stock option plan for employees.
--------------------------------------------------------------------------------
  1500-3   Vote AGAINST IF the plan dilution is more than XX% of
           outstanding common stock.
--------------------------------------------------------------------------------
  1500-4   Vote AGAINST IF the minimum equity overhang of all plans is         x
           more than 15% of outstanding common stock.
--------------------------------------------------------------------------------
  1500-5   Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
--------------------------------------------------------------------------------
  1500-6   Vote AGAINST IF the plan permits pyramiding.
--------------------------------------------------------------------------------
  1500-7   Vote AGAINST IF the plan allows for the repricing or                x
           replacement of underwater options.
--------------------------------------------------------------------------------
           Vote AGAINST IF the plan allows for non-qualified options to
  1500-8   be priced at less than 100% of the fair market value on the         x
           grant date.
--------------------------------------------------------------------------------
           Vote AGAINST IF the plan has a share replenishment feature
  1500-9   (evergreen plan) - that is, it adds a specified number or           x
           percentage of outstanding shares for awards each year.
--------------------------------------------------------------------------------
 1500-10   Vote AGAINST IF the plan allows for multiple awards and does        x
           not set a limit on non-option awards.
--------------------------------------------------------------------------------
 1500-11   Vote AGAINST IF the plan permits time-lapsing restricted stock      x
           awards.
--------------------------------------------------------------------------------
 1500-12 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.
--------------------------------------------------------------------------------
 1500-13   Vote AGAINST IF the plan contains change-in-control provisions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1500-14   Vote AGAINST IF the plan administrator may provide loans to         x
           exercise awards.
--------------------------------------------------------------------------------
 1500-15   Vote AGAINST IF the plan administrator may accelerate the           x
           vesting of outstanding awards.
--------------------------------------------------------------------------------
 1500-16   Vote AGAINST IF the plan administrator may grant reloaded           x
           stock options.
--------------------------------------------------------------------------------
 1500-17   Vote AGAINST IF the company allowed the repricing or                x
           replacement of underwater options in past fiscal year.
--------------------------------------------------------------------------------
 1500-18   Vote AGAINST IF the options granted to the top 5 executives         x
           exceed 25% of options granted in the past fiscal year.
--------------------------------------------------------------------------------
 1500-19   Vote AGAINST IF the 3-year run rate exceeds the 75th                x
           percentile of its peer group.
--------------------------------------------------------------------------------
 1500-20   Vote AGAINST IF the company does not expense stock options.         X
--------------------------------------------------------------------------------

Amend Stock Option Plan (1501)
--------------------------------------------------------------------------------
  1501-1   Always vote FOR a management proposal to amend a stock option plan for employees.
--------------------------------------------------------------------------------
  1501-2   Always vote AGAINST a management proposal to amend a stock option plan for employees.
--------------------------------------------------------------------------------
  1501-3   Vote AGAINST IF the plan would allow options to be priced at        x
           less than 100% fair market value on the grant date.
--------------------------------------------------------------------------------
  1501-4   Vote AGAINST IF the amendment allows for the repricing or           x
           replacement of underwater options.
--------------------------------------------------------------------------------
  1501-5   Vote AGAINST IF the amendment extends post-retirement exercise period.
--------------------------------------------------------------------------------
  1501-6   Vote AGAINST IF the amendment enhances existing
           change-in-control features or adds such provisions.
--------------------------------------------------------------------------------
  1501-7   Vote AGAINST IF the amendment adds time-lapsing restricted          x
           stock awards to those granted.
--------------------------------------------------------------------------------
  1501-8   Vote AGAINST IF the amendment increases the per employee limit for awards.
--------------------------------------------------------------------------------
  1501-9   Vote AGAINST IF the amendment allows for multiple awards and        x
           does not set a limit on non-option awards.
--------------------------------------------------------------------------------

Add Shares to Stock Option Plan (1502)
--------------------------------------------------------------------------------
  1502-1   Always vote FOR a management proposal to add shares to a stock option plan for employees.
--------------------------------------------------------------------------------
  1502-2   Always vote AGAINST a management proposal to add shares to a stock option plan for employees.
--------------------------------------------------------------------------------
  1502-3   Vote AGAINST IF the plan dilution is more than XX% of
           outstanding common stock.
--------------------------------------------------------------------------------
  1502-4   Vote AGAINST IF the minimum equity overhang of all plans is         x
           more than 15% of total outstanding common stock.
--------------------------------------------------------------------------------
  1502-5   Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
--------------------------------------------------------------------------------
  1502-6   Vote AGAINST IF the plan permits pyramiding.
--------------------------------------------------------------------------------
  1502-7   Vote AGAINST IF the company allows for the repricing or             x
           replacement of underwater options.
--------------------------------------------------------------------------------
  1502-8   Vote AGAINST IF the plan allows non-qualified options to be         x
           priced at less than 100% of fair market value on the grant date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1502-9   Vote AGAINST IF the plan has a share replenishment feature          x
           (evergreen plan) - that is, it adds a specified number or
           percentage of outstanding shares for awards each year.
--------------------------------------------------------------------------------
 1502-10   Vote AGAINST IF the plan allows for multiple awards and does        x
           not set a limit on non-option awards.
--------------------------------------------------------------------------------
 1502-11   Vote AGAINST IF the plan permits awards of time-lapsing             x
           restricted stock.
--------------------------------------------------------------------------------
 1502-12 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.
--------------------------------------------------------------------------------
 1502-13   Vote AGAINST IF the plan contains change-in-control provisions.
--------------------------------------------------------------------------------
 1502-14   Vote AGAINST IF the plan administrator may provide loans to exercise awards.
--------------------------------------------------------------------------------
 1502-15   Vote AGAINST IF the plan administrator may accelerate the           x
           vesting of outstanding awards.
--------------------------------------------------------------------------------
 1502-16   Vote AGAINST IF the plan administrator may grant reloaded           x
           stock options.
--------------------------------------------------------------------------------
 1502-17   Vote AGAINST IF the company allowed the repricing or                x
           replacement of underwater options in past fiscal year.
--------------------------------------------------------------------------------
 1502-18   Vote AGAINST IF the options granted to the top 5 executives         x
           exceed 25% of options granted in the past fiscal year.
--------------------------------------------------------------------------------
 1502-19   Vote AGAINST IF the 3-year run rate exceeds the 75th                x
           percentile of its peer group.
--------------------------------------------------------------------------------
 1502-20   Vote AGAINST IF the company does not expense stock options.         X
--------------------------------------------------------------------------------

Limit Annual Awards (1503)
--------------------------------------------------------------------------------
  1503-1   Always vote FOR a management proposal to limit per-employee         x
           annual option awards.
--------------------------------------------------------------------------------
  1503-2   Vote AGAINST IF the per-employee limit is more than XX shares per year.
--------------------------------------------------------------------------------
  1503-3   Vote AGAINST IF the aggregate per-employee limit is more than
           XX shares over the life of the plan.
--------------------------------------------------------------------------------

Extend Term of Stock Option Plan (1505)
--------------------------------------------------------------------------------
  1505-1   Always vote FOR a management proposal to extend the term of a stock option plan for employees.
--------------------------------------------------------------------------------
  1505-2   Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.
--------------------------------------------------------------------------------
  1505-3   Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
--------------------------------------------------------------------------------
  1505-4   Vote AGAINST IF the minimum equity overhang of all plans is         x
           more than 15% of outstanding common stock.
--------------------------------------------------------------------------------
  1505-5   Vote AGAINST IF the plan permits pyramiding.
--------------------------------------------------------------------------------
  1505-6   Vote AGAINST IF the plan allows repricing or replacement of         x
           underwater options.
--------------------------------------------------------------------------------
  1505-7   Vote AGAINST IF the plan allows non-qualified options to be         x
           priced at less than 100% of the fair market value.
--------------------------------------------------------------------------------
  1505-8   Vote AGAINST IF the plan allows for multiple awards and does        x
           not set a limit on non-option awards.
--------------------------------------------------------------------------------
  1505-9   Vote AGAINST IF the plan permits time-lapsing restricted stock      x
           awards.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1505-10 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.
--------------------------------------------------------------------------------
 1505-11   Vote AGAINST IF the plan contains change-in-control provisions.
--------------------------------------------------------------------------------
 1505-12   Vote AGAINST IF the plan administrator may provide loans to exercise awards.
--------------------------------------------------------------------------------
 1505-13   Vote AGAINST IF the plan administrator may accelerate the           x
           vesting of outstanding awards.
--------------------------------------------------------------------------------
 1505-14   Vote AGAINST IF the plan administrator may grant reloaded           x
           stock options.
--------------------------------------------------------------------------------
 1505-15   Vote AGAINST IF the company repriced or replaced underwater         x
           options in the past fiscal year.
--------------------------------------------------------------------------------
 1505-16   Vote AGAINST IF the options granted to the top 5 executives         x
           exceed 25% of the options granted in the past fiscal year.
--------------------------------------------------------------------------------
 1505-17   Vote AGAINST IF the 3-year run rate exceeds the 75th                x
           percentile of its peer group.
--------------------------------------------------------------------------------
 1505-18   Vote AGAINST IF the company does not expense stock options.         X
--------------------------------------------------------------------------------

Adopt Director Stock Option Plan (1510)
--------------------------------------------------------------------------------
  1510-1   Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.
--------------------------------------------------------------------------------
  1510-2   Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.
--------------------------------------------------------------------------------
  1510-3   Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.
--------------------------------------------------------------------------------
  1510-4   Vote AGAINST IF the plan dilution is more than 100% of the          x
           outstanding common equity.
--------------------------------------------------------------------------------
  1510-5 Vote AGAINST IF the minimum potential dilution of all plans is x more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------
  1510-6   Vote AGAINST IF the plan authorizes 5 or more types of awards.      x
--------------------------------------------------------------------------------
  1510-7   Vote AGAINST IF the plan allows for non-formula discretionary       x
           awards.
--------------------------------------------------------------------------------
  1510-8   Vote AGAINST IF the plan includes an incentive to receive
           shares instead of cash.
--------------------------------------------------------------------------------
  1510-9 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.
--------------------------------------------------------------------------------
 1510-10   Vote AGAINST IF the company does not expense stock options.         X
--------------------------------------------------------------------------------

Amend Director Stock Option Plan (1511)
--------------------------------------------------------------------------------
  1511-1   Always vote FOR a management proposal to amend a stock option plan for non-employee directors.
--------------------------------------------------------------------------------
  1511-2   Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.
--------------------------------------------------------------------------------
  1511-3   Vote AGAINST IF the amendment increases the size of the option awards.
--------------------------------------------------------------------------------
  1511-4   Vote AGAINST IF the amendment would authorize 5 or more types       x
           of awards.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1511-5   Vote AGAINST IF the amendment would permit the granting of          x
           non-formula discretionary awards.
--------------------------------------------------------------------------------
  1511-6   Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
--------------------------------------------------------------------------------

Add Shares to Director Stock Option Plan (1512)
--------------------------------------------------------------------------------
  1512-1   Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.
--------------------------------------------------------------------------------
  1512-2   Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.
--------------------------------------------------------------------------------
  1512-3   Vote AGAINST IF the plan allows non-qualified options to be         x
           priced at less than 100% of fair market value.
--------------------------------------------------------------------------------
  1512-4   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------
  1512-5 Vote AGAINST IF the minimum potential dilution of all plans is x more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------
  1512-6   Vote AGAINST IF the plan authorizes 5 or more types of awards.      x
--------------------------------------------------------------------------------
  1512-7   Vote AGAINST IF the proposed plan allows for non-formula            x
           discretionary awards.
--------------------------------------------------------------------------------
  1512-8   Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
--------------------------------------------------------------------------------
  1512-9 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.
--------------------------------------------------------------------------------
 1512-10   Vote AGAINST IF the company does not expense stock options.         X
--------------------------------------------------------------------------------

Adopt Employee Stock Purchase Plan (1520)
--------------------------------------------------------------------------------
  1520-1   Always vote FOR a management proposal to adopt an employee stock purchase plan.
--------------------------------------------------------------------------------
  1520-2   Vote AGAINST IF the plan allows employees to purchase stock at less than XX% the fair market value.
--------------------------------------------------------------------------------
  1520-3   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------
  1520-4   Vote AGAINST IF the minimum potential dilution of all plans,        x
           including this proposal, is more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------
Amend Employee Stock Purchase Plan (1521) Case by Case
--------------------------------------------------------------------------------
  1521-1   Always vote FOR a management proposal to amend an employee stock purchase plan.
--------------------------------------------------------------------------------
  1521-2   Vote AGAINST IF the plan allows employees to purchase stock at less than XX% of the fair market value.
--------------------------------------------------------------------------------

Add Shares to Employee Stock Purchase Plan (1522)
--------------------------------------------------------------------------------
  1522-1   Always vote FOR a management proposal to add shares to an
           employee stock purchase plan.
--------------------------------------------------------------------------------
  1522-2   Vote AGAINST IF the plan allows employees to purchase stock at less than XX% of the fair market value.
--------------------------------------------------------------------------------
  1522-3   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------
  1522-4   Vote AGAINST IF the minimum potential dilution of all plans,        x
           including this proposal, is more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------

Adopt Stock Award Plan (1530)
--------------------------------------------------------------------------------
  1530-1   Always vote FOR a management proposal to adopt a stock award plan for executives.
--------------------------------------------------------------------------------
  1530-2   Always vote AGAINST a management proposal to adopt a stock award plan for executives.
--------------------------------------------------------------------------------
  1530-3   Vote AGAINST IF the awards vest solely on tenure.                   x
--------------------------------------------------------------------------------
  1530-4   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------
  1530-5 Vote AGAINST IF the minimum potential dilution of all plans is x more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------
  1530-6   Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's peer group.
--------------------------------------------------------------------------------

Amend Stock Award Plan (1531)
--------------------------------------------------------------------------------
  1531-1   Always vote FOR a management proposal to amend a stock award plan for executives.
--------------------------------------------------------------------------------
  1531-2   Always vote AGAINST a management proposal to amend a stock award plan for executives.
--------------------------------------------------------------------------------
  1531-3 Vote AGAINST IF the amendment shortens the vesting requirement x or lessens the performance requirements.
--------------------------------------------------------------------------------
  1531-4   Vote AGAINST IF the amendment increases the per-employee limit for awards.
--------------------------------------------------------------------------------

Add Shares to Stock Award Plan (1532)
--------------------------------------------------------------------------------
  1532-1   Always vote FOR a management proposal to add shares to a stock award plan for executives.
--------------------------------------------------------------------------------
  1532-2   Always vote AGAINST a management proposal to add shares to a stock award plan for executives.
--------------------------------------------------------------------------------
  1532-3   Vote AGAINST IF the awards vest solely on tenure.                   x
--------------------------------------------------------------------------------
  1532-4   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1532-5 Vote AGAINST IF the minimum potential dilution of all plans is x more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------
  1532-6   Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's peer group.
--------------------------------------------------------------------------------

Adopt Director Stock Award Plan (1540)
--------------------------------------------------------------------------------
  1540-1   Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
--------------------------------------------------------------------------------
  1540-2   Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.
--------------------------------------------------------------------------------
  1540-3   Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
--------------------------------------------------------------------------------
  1540-4   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------
  1540-5   Vote AGAINST IF the minimum potential dilution for all plans        x
           is more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1540-7   Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.
--------------------------------------------------------------------------------

Amend Director Stock Award Plan (1541)
--------------------------------------------------------------------------------
  1541-1   Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
--------------------------------------------------------------------------------
  1541-2   Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
--------------------------------------------------------------------------------
  1541-3   Vote AGAINST IF the amendment increases the award size.
--------------------------------------------------------------------------------
  1541-4   Vote AGAINST IF the amendment allows stock awards with no           x
           tenure or performance-based vesting.
--------------------------------------------------------------------------------
  1541-5   Vote AGAINST IF the amendment would permit the granting of          x
           non-formula discretionary awards.
--------------------------------------------------------------------------------
  1541-6   Vote AGAINST IF the proposed amendment would include an
           incentive to receive shares instead of cash.
--------------------------------------------------------------------------------

Add Shares to Director Stock Award Plan (1542)
--------------------------------------------------------------------------------
  1542-1   Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
--------------------------------------------------------------------------------
  1542-2   Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.
--------------------------------------------------------------------------------
  1542-3   Vote AGAINST IF the vesting is based on tenure or if the
           shares are unrestricted when granted.
--------------------------------------------------------------------------------
  1542-4   Vote AGAINST IF the plan dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------
  1542-5 Vote AGAINST IF the minimum potential dilution of all plans is x more than 15% of the outstanding common equity.
--------------------------------------------------------------------------------
  1542-6   Vote AGAINST IF the plan would permit the granting of               x
           non-formula discretionary awards.
--------------------------------------------------------------------------------
  1542-7   Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
--------------------------------------------------------------------------------

Approve Annual Bonus Plan (1560)
--------------------------------------------------------------------------------
 1560-1  Always vote FOR a management proposal to approve an annual bonus plan.
--------------------------------------------------------------------------------
 1560-2  Always vote AGAINST a management proposal to approve an annual bonus plan.
--------------------------------------------------------------------------------
 1560-3  Vote AGAINST IF the maximum per-employee payout is not disclosed.     x
--------------------------------------------------------------------------------
 1560-4  Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.
--------------------------------------------------------------------------------
 1560-5  Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
--------------------------------------------------------------------------------
 1560-6  Vote AGAINST IF the performance criteria is not disclosed.            x
--------------------------------------------------------------------------------

Approve Savings Plan (1561)
--------------------------------------------------------------------------------
  1561-1   Always vote FOR a management proposal to adopt a savings plan.      x
--------------------------------------------------------------------------------
  1561-2   Always vote AGAINST a management proposal to adopt a savings plan.
--------------------------------------------------------------------------------

Approve Option/Stock Awards (1562) Case by Case
--------------------------------------------------------------------------------
  1562-1 Always vote FOR a management proposal to grant a one-time option/stock award.
--------------------------------------------------------------------------------
  1562-2 Always vote AGAINST a management proposal to grant a one-time option/stock award.
--------------------------------------------------------------------------------
  1562-3   Vote AGAINST IF the option/stock award is priced less than XX%
           of the fair market value on the grant date.
--------------------------------------------------------------------------------
  1562-4   Vote AGAINST IF the option/stock award represents dilution of more than XX% of outstanding common equity.
--------------------------------------------------------------------------------
  1562-5   Vote AGAINST IF the option/stock award is time-lapsing
           restricted shares.
--------------------------------------------------------------------------------
  1562-6   Vote AGAINST IF the option/stock award is unrestricted shares.
--------------------------------------------------------------------------------
  1562-7   Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.
--------------------------------------------------------------------------------
  1562-8   Vote AGAINST IF the company's overhang, including this
           proposal, exceeds the 75th percentile of its peer group.
--------------------------------------------------------------------------------

Adopt Deferred Compensation Plan (1563)
--------------------------------------------------------------------------------
  1563-1   Always vote FOR a management proposal to adopt a deferred           x
           compensation plan.
--------------------------------------------------------------------------------
  1563-2   Vote AGAINST a management proposal to adopt a deferred
           compensation plan for non-employee directors.
--------------------------------------------------------------------------------
  1563-3   Vote AGAINST a management proposal to adopt a deferred
           compensation plan for executives.
--------------------------------------------------------------------------------
  1563-4   Vote AGAINST IF the dilution is more than XX% of the
           outstanding common equity.
--------------------------------------------------------------------------------

Approve Long-Term Bonus Plan (1564)
--------------------------------------------------------------------------------
  1564-1   Always vote FOR a management proposal to approve a long-term bonus plan.
--------------------------------------------------------------------------------
  1564-2   Always vote AGAINST a management proposal to approve a
           long-term bonus plan.
--------------------------------------------------------------------------------
  1564-3   Vote AGAINST IF the maximum per-employee payout is not              x
           disclosed.
--------------------------------------------------------------------------------
  1564-4   Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant's base salary.
--------------------------------------------------------------------------------
  1564-5   Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
--------------------------------------------------------------------------------
  1564-6   Vote AGAINST IF the proposal creates dilution of more than XX%
           of the outstanding common equity.
--------------------------------------------------------------------------------
  1564-7   Vote AGAINST IF the performance criteria is not disclosed.          x
--------------------------------------------------------------------------------

Approve Employment Agreements (1565) Case by Case
--------------------------------------------------------------------------------
  1565-1 Always vote FOR a management proposal to approve an employment agreement or contract.
--------------------------------------------------------------------------------
  1565-2   Always vote AGAINST a management proposal to approve an
           employment agreement or contract.
--------------------------------------------------------------------------------

Amend Deferred Compensation Plan (1566) Case by Case
--------------------------------------------------------------------------------
  1566-1 Always vote FOR a management proposal to amend a deferred compensation plan.
--------------------------------------------------------------------------------
  1566-2 Always vote AGAINST a management proposal to amend a deferred compensation plan.
--------------------------------------------------------------------------------

Exchange Underwater Options (1570)
--------------------------------------------------------------------------------
  1570-1   Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).
--------------------------------------------------------------------------------
           Always vote AGAINST a management proposal to exchange
  1570-2   underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).
--------------------------------------------------------------------------------
  1570-3   Vote AGAINST IF the 5 highest paid executives are eligible for      x
           the option exchange program.
--------------------------------------------------------------------------------

Amend Annual Bonus Plan (1581) Case by Case
--------------------------------------------------------------------------------
  1581-1   Always vote FOR a management proposal to amend an annual bonus plan.
--------------------------------------------------------------------------------
  1581-2   Always vote AGAINST a management proposal to amend an annual bonus plan.
--------------------------------------------------------------------------------
  1581-3 Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.
--------------------------------------------------------------------------------

Reapprove Option/Bonus Plan for OBRA (1582)
--------------------------------------------------------------------------------
  1582-1   Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
--------------------------------------------------------------------------------
  1582-2   Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
--------------------------------------------------------------------------------
  1582-3   Vote AGAINST IF the maximum per-employee payout is not              x
           disclosed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1582-4   Vote AGAINST IF the performance criteria is not disclosed.          x
--------------------------------------------------------------------------------
  1582-5   Vote AGAINST IF the company repriced or replaced options in         x
           the past fiscal year.
--------------------------------------------------------------------------------

Amend Long-Term Bonus Plan (1586) Case by Case
--------------------------------------------------------------------------------
  1586-1   Always vote FOR a management proposal to amend a long-term bonus plan.
--------------------------------------------------------------------------------
  1586-2   Always vote AGAINST a management proposal to amend a long-term bonus plan.
--------------------------------------------------------------------------------
  1586-3   Vote AGAINST IF the plan increases the per-employee maximum bonus.
--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)
--------------------------------------------------------------------------------
           Always vote FOR a shareholder proposal calling for stockholder x ratification of auditors.
--------------------------------------------------------------------------------
  2000-2   Always vote AGAINST a shareholder proposal calling for
           stockholder ratification of auditors.
--------------------------------------------------------------------------------

SP-Auditors Must Attend Annual Meeting (2001)
--------------------------------------------------------------------------------
  2001-1   Always vote FOR a shareholder proposal calling for the              x
           auditors to attend the annual meeting.
--------------------------------------------------------------------------------
  2001-2   Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.
--------------------------------------------------------------------------------

SP-Limit Consulting by Auditors (2002)
--------------------------------------------------------------------------------
  2002-1   Always vote FOR a shareholder proposal calling for limiting         x
           consulting by auditors.
--------------------------------------------------------------------------------
  2002-2   Always vote AGAINST a shareholder proposal calling for
           limiting consulting by auditors.
--------------------------------------------------------------------------------

SP-Rotate Auditors (2003)
--------------------------------------------------------------------------------
  2003-1   Always vote FOR a shareholder proposal calling for the              x
           rotation of auditors.
--------------------------------------------------------------------------------
  2003-2   Always vote AGAINST a shareholder proposal calling for the rotation of auditors.
--------------------------------------------------------------------------------

SP-Restore Preemptive Rights (2010)
--------------------------------------------------------------------------------
  2010-1   Always vote FOR a shareholder proposal to restore preemptive        x
           rights.
--------------------------------------------------------------------------------
  2010-2   Always vote AGAINST a shareholder proposal to restore
           preemptive rights.
--------------------------------------------------------------------------------

SP-Study Sale or Spin-Off (2030)
--------------------------------------------------------------------------------
  2030-1   Always vote FOR a shareholder proposal asking the company to        x
           study sales, spin-offs or other strategic alternatives.
--------------------------------------------------------------------------------
  2030-2   Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.
--------------------------------------------------------------------------------

SP-Adopt Confidential Voting (2100)
--------------------------------------------------------------------------------
  2100-1   Always vote FOR a shareholder proposal asking the board to          x
           adopt confidential voting and independent tabulation of the proxy ballots.
--------------------------------------------------------------------------------
  2100-2   Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.
--------------------------------------------------------------------------------

SP-Counting Shareholder Votes (2101)
--------------------------------------------------------------------------------
  2101-1   Always vote FOR a shareholder proposal asking the company to        x
           refrain from counting abstentions and broker non-votes in vote tabulations.
--------------------------------------------------------------------------------
  2101-2   Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.
--------------------------------------------------------------------------------

SP-No Discretionary Voting (2102)
--------------------------------------------------------------------------------
  2102-1   Always vote FOR a shareholder proposal to eliminate the             x
           company's discretion to vote unmarked proxy ballots.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  2102-2   Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.
--------------------------------------------------------------------------------

SP-Equal Access to the Proxy (2110)
--------------------------------------------------------------------------------
  2110-1 Always vote FOR a shareholder proposal to provide equal access x to the proxy materials for shareholders.
--------------------------------------------------------------------------------
  2110-2   Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
--------------------------------------------------------------------------------
  2110-3   Vote AGAINST IF the ballot will become open to shareholders'
           nominees.
--------------------------------------------------------------------------------
  2110-4   Vote AGAINST IF the change will allow shareholder statements.
--------------------------------------------------------------------------------

SP-Improve Meeting Reports (2120)
--------------------------------------------------------------------------------
  2120-1   Always vote FOR a shareholder proposal to improve annual            x
           meeting reports.
--------------------------------------------------------------------------------
  2120-2   Always vote AGAINST a shareholder proposal to improve annual meeting reports.
--------------------------------------------------------------------------------

SP-Change Annual Meeting Location (2130)
--------------------------------------------------------------------------------
  2130-1   Always vote FOR a shareholder proposal to change the annual         x
           meeting location.
--------------------------------------------------------------------------------
  2130-2   Always vote AGAINST a shareholder proposal to change the
           annual meeting location.
--------------------------------------------------------------------------------

SP-Change Annual Meeting Date (2131)
--------------------------------------------------------------------------------
  2131-1   Always vote FOR a shareholder proposal to change the annual         x
           meeting date.
--------------------------------------------------------------------------------
  2131-2   Always vote AGAINST a shareholder proposal to change the
           annual meeting date.
--------------------------------------------------------------------------------

SP-Board Inclusiveness (2201)
--------------------------------------------------------------------------------
  2201-1   Always vote FOR a shareholder proposal asking the board to          x
           include more women and minorities as directors.
--------------------------------------------------------------------------------
  2201-2 Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.
--------------------------------------------------------------------------------

SP-Increase Board Independence (2202)
--------------------------------------------------------------------------------
  2202-1   Always vote FOR a shareholder proposal seeking to increase          x
           board independence.
--------------------------------------------------------------------------------
  2202-2   Always vote AGAINST a shareholder proposal seeking to increase board independence.
--------------------------------------------------------------------------------

SP-Director Tenure/Retirement Age (2203)  CASE BY CASE
--------------------------------------------------------------------------------
  2203-1   Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a
           retirement or tenure policy.
--------------------------------------------------------------------------------
  2203-2   Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a
           retirement or tenure policy.
--------------------------------------------------------------------------------
  2203-3   Vote AGAINST IF the proposal seeks to establish a tenure
           policy shorter than XX years.
--------------------------------------------------------------------------------
  2203-4   Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.
--------------------------------------------------------------------------------

SP-Minimum Stock Ownership by Directors (2204)
--------------------------------------------------------------------------------
  2204-1   Always vote FOR a shareholder proposal to require minimum
           stock ownership by directors.
--------------------------------------------------------------------------------
  2204-2   Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
--------------------------------------------------------------------------------
  2204-3   Vote AGAINST IF the minimum level of ownership required is          x
           more than 1,000 shares.
--------------------------------------------------------------------------------

SP-Allow Union/Employee Representatives on the Board (2205)
--------------------------------------------------------------------------------
  2205-1   Always vote FOR a shareholder proposal that seeks to provide        x
           for union or employee representatives on the board of
           directors.
--------------------------------------------------------------------------------
  2205-2   Always vote AGAINST a shareholder proposal that seeks to
           provide for union or employee representatives on the board of directors.
--------------------------------------------------------------------------------

SP-Directors' Role in Corporate Strategy (2206)
--------------------------------------------------------------------------------
  2206-1   Always vote FOR a shareholder proposal seeking to increase          x
           disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.
--------------------------------------------------------------------------------
  2206-2 Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.
--------------------------------------------------------------------------------

SP-Increase Nominating Committee Independence (2210)
--------------------------------------------------------------------------------
  2210-1   Always vote FOR a shareholder proposal to increase the              x
           independence of the nominating committee.
--------------------------------------------------------------------------------
  2210-2 Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.
--------------------------------------------------------------------------------

SP-Create Nominating Committee (2211)
--------------------------------------------------------------------------------
  2211-1   Always vote FOR a shareholder proposal to create a nominating       x
           committee of the board.
--------------------------------------------------------------------------------
  2211-2   Always vote AGAINST a shareholder proposal to create a
           nominating committee of the board.
--------------------------------------------------------------------------------
           Vote AGAINST IF the proposal includes no requirements on the
  2211-3   number of independent directors required to serve on the
           committee.
--------------------------------------------------------------------------------

SP-Create Shareholder Committee (2212)
--------------------------------------------------------------------------------
  2212-1   Always vote FOR a shareholder proposal urging the creation of       x
           a shareholder committee.
--------------------------------------------------------------------------------
  2212-2   Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
--------------------------------------------------------------------------------
  2212-3   Vote AGAINST IF the proposal is a binding bylaw amendment.
--------------------------------------------------------------------------------

SP-Independent Board Chairman (2214)
--------------------------------------------------------------------------------
  2214-1   Always vote FOR a shareholder proposal asking that the              x
           chairman of the board of directors be chosen from among the ranks of the non-employee directors.
--------------------------------------------------------------------------------
  2214-2   Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
--------------------------------------------------------------------------------

SP-Lead Director (2215)
--------------------------------------------------------------------------------
  2215-1   Always vote FOR a shareholder proposal asking that a lead           x
           director be chosen from among the ranks of non-employee
           directors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  2215-2 Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.
--------------------------------------------------------------------------------

SP-Adopt Cumulative Voting (2220)
--------------------------------------------------------------------------------
  2220-1   Always vote FOR a shareholder proposal calling for the              x
           adoption of cumulative voting.
--------------------------------------------------------------------------------
  2220-2   Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.
--------------------------------------------------------------------------------

SP-Require Nominee Statement in Proxy (2230)
--------------------------------------------------------------------------------
  2230-1 Always vote FOR a shareholder proposal to require directors to x place a statement of candidacy in the proxy statement.
--------------------------------------------------------------------------------
  2230-2   Always vote AGAINST a shareholder proposal to require
           directors to place a statement of candidacy in the proxy
           statement.
--------------------------------------------------------------------------------

SP-Double Board Nominees (2231)           CASE BY CASE
--------------------------------------------------------------------------------
  2231-1   Always vote FOR a shareholder proposal to nominate two
           director candidates for each open board seat.
--------------------------------------------------------------------------------
  2231-2   Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.
--------------------------------------------------------------------------------

SP-Director Liability (2240)
--------------------------------------------------------------------------------
  2240-1   Always vote FOR a shareholder proposal to make directors            x
           liable for acts or omissions that constitute a breach of
           fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
--------------------------------------------------------------------------------
  2240-2   Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of
           fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
--------------------------------------------------------------------------------

SP-Repeal Classified Board (2300)
--------------------------------------------------------------------------------
  2300-1   Always vote FOR a shareholder proposal to repeal a classified       x
           board.
--------------------------------------------------------------------------------
  2300-2   Always vote AGAINST a shareholder proposal to repeal a
           classified board.
--------------------------------------------------------------------------------
  2300-3   Vote AGAINST IF the company does not have a shareholder
           rights plan (poison pill).
--------------------------------------------------------------------------------

SP-Redeem or Vote on Poison Pill (2310)
--------------------------------------------------------------------------------
  2310-1   Always vote FOR a shareholder proposal asking the board to          x
           redeem or to allow shareholders to vote on a shareholder
           rights plan (poison pill).
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal asking the board
  2310-2   to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).
--------------------------------------------------------------------------------
  2310-3   Vote AGAINST IF the proposal seeks to redeem the rights plan.
--------------------------------------------------------------------------------
  2310-4   Vote AGAINST IF the board has an independent majority.
--------------------------------------------------------------------------------
  2310-5   Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
--------------------------------------------------------------------------------
  2310-6   Vote AGAINST IF the pill does not contain a dead-hand
           provision.
--------------------------------------------------------------------------------
  2310-7   Vote AGAINST IF the company elects the entire board annually.
--------------------------------------------------------------------------------

SP-Eliminate Supermajority Provision (2320)
--------------------------------------------------------------------------------
  2320-1   Always vote FOR a shareholder proposal that seeks to                x
           eliminate supermajority provisions.
--------------------------------------------------------------------------------
  2320-2   Always vote AGAINST a shareholder proposal that seeks to
           eliminate supermajority provisions.
--------------------------------------------------------------------------------

SP-Reduce Supermajority Provision (2321)
--------------------------------------------------------------------------------
  2321-1   Always vote FOR a shareholder proposal that seeks to reduce         x
           supermajority provisions.
--------------------------------------------------------------------------------
  2321-2   Always vote AGAINST a shareholder proposal that seeks to
           reduce supermajority provisions.
--------------------------------------------------------------------------------

SP-Repeal Fair Price Provision (2324)
--------------------------------------------------------------------------------
  2324-1   Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
--------------------------------------------------------------------------------
  2324-2   Always vote AGAINST a shareholder proposal that seeks to            x
           repeal fair price provisions.
--------------------------------------------------------------------------------

SP-Restore Right to Call a Special Meeting (2325)
--------------------------------------------------------------------------------
  2325-1   Always vote FOR a shareholder proposal to restore                   x
           shareholders' right to call a special meeting.
--------------------------------------------------------------------------------
  2325-2   Always vote AGAINST a shareholder proposal to restore
           shareholders' right to call a special meeting.
--------------------------------------------------------------------------------

SP-Restore Right to Act by Written Consent (2326)
--------------------------------------------------------------------------------
  2326-1   Always vote FOR a shareholder proposal to restore                   x
           shareholders' right to act by written consent.
--------------------------------------------------------------------------------
  2326-2   Always vote AGAINST a shareholder proposal to restore
           shareholders' right to act by written consent.
--------------------------------------------------------------------------------

SP-Prohibit Targeted Share Placement (2330)
--------------------------------------------------------------------------------
 2330-1  Always vote FOR a shareholder proposal to limit the board's           x
         discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.
--------------------------------------------------------------------------------
 2330-2 Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.
--------------------------------------------------------------------------------
SP-Opt Out of State Takeover Statute (2341) Case by Case
--------------------------------------------------------------------------------
  2341-1   Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.
--------------------------------------------------------------------------------
  2341-2   Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory
           provision.
--------------------------------------------------------------------------------

SP-Reincorporation (2342) Case by Case
--------------------------------------------------------------------------------
  2342-1   Always vote FOR a shareholder proposal to reincorporate the company in another state.
--------------------------------------------------------------------------------
  2342-2   Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
--------------------------------------------------------------------------------
  2342-3   Vote AGAINST IF the new state has stronger anti-takeover
           provisions.
--------------------------------------------------------------------------------

SP-Adopt Anti-Greenmail Provision (2350)
--------------------------------------------------------------------------------
  2350-1   Always vote FOR a shareholder proposal to limit greenmail           x
           payments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  2320-2   Always vote AGAINST a shareholder proposal to limit greenmail payments.
--------------------------------------------------------------------------------

SP-Restrict Executive Compensation (2400) CASE BY CASE
--------------------------------------------------------------------------------
  2400-1   Always vote FOR a shareholder proposal to restrict executive        x
           compensation.
--------------------------------------------------------------------------------
  2400-2   Always vote AGAINST a shareholder proposal to restrict
           executive compensation.
--------------------------------------------------------------------------------
  2400-3   Vote AGAINST IF the proposal limits executive pay without
           linking compensation to financial performance.
--------------------------------------------------------------------------------

SP-Disclose Executive Compensation (2401)
--------------------------------------------------------------------------------
  2401-1   Always vote FOR a shareholder proposal to enhance the               x
           disclosure of executive compensation.
--------------------------------------------------------------------------------
  2401-2   Always vote AGAINST a shareholder proposal to enhance the
           disclosure of executive compensation.
--------------------------------------------------------------------------------
  2401-3   Vote AGAINST IF the proposal extends reporting to all
           executives paid more than $250,000.
--------------------------------------------------------------------------------

SP-Restrict Director Compensation (2402)  CASE BY CASE
--------------------------------------------------------------------------------
  2402-1   Always vote FOR a shareholder proposal to restrict director compensation.
--------------------------------------------------------------------------------
  2402-2   Always vote AGAINST a shareholder proposal to restrict
           director compensation.
--------------------------------------------------------------------------------

SP-Cap Executive Pay (2403)   CASE BY CASE
--------------------------------------------------------------------------------
  2403-1   Always vote FOR a shareholder proposal to cap executive pay.
--------------------------------------------------------------------------------
  2403-2   Always vote AGAINST a shareholder proposal to cap executive pay.
--------------------------------------------------------------------------------

SP-Pay Directors in Stock (2405)
--------------------------------------------------------------------------------
  2405-1   Always vote FOR a shareholder proposal calling for directors to be paid with company stock.
--------------------------------------------------------------------------------
  2405-2   Always vote AGAINST a shareholder proposal calling for
           directors to be paid with company stock.
--------------------------------------------------------------------------------
  2405-3   Vote AGAINST IF the resolution would require directors to           x
           receive their entire compensation in the form of company
           stock.
--------------------------------------------------------------------------------

SP-Approve Executive Compensation (2406)
--------------------------------------------------------------------------------
  2406-1   Always vote FOR a shareholder proposal calling for                  x
           shareholder votes on executive pay.
--------------------------------------------------------------------------------
  2406-2   Always vote AGAINST a shareholder proposal calling for
           shareholder votes on executive pay.
--------------------------------------------------------------------------------

SP-Restrict Director Pensions (2407)
--------------------------------------------------------------------------------
  2407-1   Always vote FOR a shareholder proposal calling for the              x
           termination of director retirement plans.
--------------------------------------------------------------------------------
  2407-2 Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.
--------------------------------------------------------------------------------

SP-Review/Report on/Link Executive Pay to Social Performance (2408)
--------------------------------------------------------------------------------
  2408-1   Always vote FOR a shareholder proposal that asks management         x
           to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
           management to review, report on and/or link executive
  2408-2   compensation to non-financial criteria, particularly social criteria.
--------------------------------------------------------------------------------
           Vote AGAINST IF the resolution goes beyond the request for a
  2408-3   review and/or report, and includes actual linkage of pay to social performance.
--------------------------------------------------------------------------------

SP-No Repricing of Underwater Options (2409)
--------------------------------------------------------------------------------
  2409-1   Always vote FOR a shareholder proposal seeking shareholder          x
           approval to reprice or replace underwater stock options.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal seeking
  2409-2   shareholder approval to reprice or replace underwater stock options.
--------------------------------------------------------------------------------
  2409-3   Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.
--------------------------------------------------------------------------------

SP-Golden Parachutes (2414)
--------------------------------------------------------------------------------
  2414-1   Always vote FOR a shareholder proposal calling for a ban or         x
           shareholder vote on future golden parachutes.
--------------------------------------------------------------------------------
  2414-2   Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
--------------------------------------------------------------------------------
  2414-3   Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives' salary and bonus.
--------------------------------------------------------------------------------

SP-Award Performance-Based Stock Options (2415)
--------------------------------------------------------------------------------
  2415-1   Always vote FOR a shareholder proposal seeking to award             x
           performance-based stock options.
--------------------------------------------------------------------------------
  2415-2 Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.
--------------------------------------------------------------------------------

SP-Expense Stock Options (2416)
--------------------------------------------------------------------------------
  2416-1   Always vote FOR a shareholder proposal establishing a policy        x
           of expensing the costs of all future stock options issued by the company in the company's annual income statement.
--------------------------------------------------------------------------------
  2416-2   Always vote AGAINST a shareholder proposal establishing a
           policy of expensing the costs of all future stock options
           issued by the company in the company's annual income
           statement.
--------------------------------------------------------------------------------

SP-Pension Fund Surplus (2417)
--------------------------------------------------------------------------------
  2417-1   Always vote FOR a shareholder proposal that requests future         x
           executive compensation be determined without any regard to any pension fund income.
--------------------------------------------------------------------------------
  2417-2   Always vote AGAINST a shareholder proposal that requests
           future executive compensation be determined without any
           regard to any pension fund income.
--------------------------------------------------------------------------------

SP-Create Compensation Committee (2420)
--------------------------------------------------------------------------------
  2420-1   Always vote FOR a shareholder proposal to create a                  x
           compensation committee.
--------------------------------------------------------------------------------
  2420-2   Always vote AGAINST a shareholder proposal to create a
           compensation committee.
--------------------------------------------------------------------------------

SP-Hire Independent Compensation Consultant (2421)
--------------------------------------------------------------------------------
  2421-1   Always vote FOR a shareholder proposal to require that the          x
           compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.
--------------------------------------------------------------------------------
  2421-2   Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent
           compensation consultants-separate from the compensation
           consultants working with corporate management-to assist with executive compensation issues.
--------------------------------------------------------------------------------

SP-Increase Compensation Committee Independence (2422)
--------------------------------------------------------------------------------
  2422-1   Always vote FOR a shareholder proposal to increase the              x
           independence of the compensation committee.
--------------------------------------------------------------------------------
  2422-2 Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.
--------------------------------------------------------------------------------

SP-Increase Audit Committee Independence (2500)
--------------------------------------------------------------------------------
  2500-1   Always vote FOR a shareholder proposal to increase the              x
           independence of the audit committee.
--------------------------------------------------------------------------------
  2500-2 Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.
--------------------------------------------------------------------------------

SP-Increase Key Committee Independence (2501)
--------------------------------------------------------------------------------
  2501-1   Always vote FOR a shareholder proposal to increase the              x
           independence of key committees.
--------------------------------------------------------------------------------
  2501-2 Always vote AGAINST a shareholder proposal to increase the independence of key committees.
--------------------------------------------------------------------------------

           SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)
--------------------------------------------------------------------------------
  3000-1   Always vote FOR a shareholder proposal that asks the company        x
           to develop or report on human rights policies.
--------------------------------------------------------------------------------
  3000-2   Always vote AGAINST a shareholder proposal that asks the
           company to develop or report on human rights policies.
--------------------------------------------------------------------------------
  3000-3   Vote AGAINST IF the company does not operate in countries of concern.
--------------------------------------------------------------------------------

SP-Review Operations' Impact on Local Groups (3005)
--------------------------------------------------------------------------------
  3005-1   Always vote FOR a shareholder proposal that asks the company        x
           to review its operations' impact on local groups.
--------------------------------------------------------------------------------
  3005-2   Always vote AGAINST a shareholder proposal that asks the
           company to review its operations' impact on local groups.
--------------------------------------------------------------------------------

SP-Burma-Limit or End Operations (3030)
--------------------------------------------------------------------------------
  3030-1   Always vote FOR a shareholder proposal that asks the company        x
           to limit or end operations in Burma.
--------------------------------------------------------------------------------
  3030-2   Always vote AGAINST a shareholder proposal that asks the
           company to limit or end operations in Burma.
--------------------------------------------------------------------------------
  3030-3   Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.
--------------------------------------------------------------------------------
  3030-4   Vote AGAINST IF the company does not contract directly with the Burmese government.
--------------------------------------------------------------------------------

SP-Burma-Review Operations (3031)
--------------------------------------------------------------------------------
  3031-1   Always vote FOR a shareholder proposal that asks management         x
           to review operations in Burma.
--------------------------------------------------------------------------------
  3031-2   Always vote AGAINST a shareholder proposal that asks
           management to review operations in Burma.
--------------------------------------------------------------------------------

SP-China-No Use of Forced Labor (3040)
--------------------------------------------------------------------------------
  3040-1   Always vote FOR a shareholder proposal that asks management         x
           to certify that company operations are free of forced labor.
--------------------------------------------------------------------------------
  3040-2   Always vote AGAINST a shareholder proposal that asks
           management to certify that company operations are free of
           forced labor.
--------------------------------------------------------------------------------

SP-China-Adopt Code of Conduct (3041)
--------------------------------------------------------------------------------
  3041-1   Always vote FOR a shareholder proposal that asks management         x
           to implement and/or increase activity on each of the
           principles of the U.S. Business Principles for Human Rights of Workers in China.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
           management to implement and/or increase activity on each of
  3041-2   the principles of the U.S. Business Principles for Human
           Rights of Workers in China.
--------------------------------------------------------------------------------
  3041-3   Vote AGAINST IF the company has de minimus operations
           involving China.
--------------------------------------------------------------------------------

SP-Review Military Contracting Criteria (3100)
--------------------------------------------------------------------------------
           Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the
  3100-1   company could use to determine the acceptability of military        x
           contracts and to govern the execution of the contracts.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
           management to develop social, economic and ethical criteria
  3100-2   that the company could use to determine the acceptability of military contracts and to govern the execution of the
           contracts.
--------------------------------------------------------------------------------
  3100-3   Vote AGAINST IF the company derives less than 50% of its
           revenues from military-related operations.
--------------------------------------------------------------------------------

SP-Review Economic Conversion (3110)
--------------------------------------------------------------------------------
           Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that
  3110-1   are dependent on defense contracts toward production for            x
           commercial markets.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
           management to create a plan for converting the company's
  3110-2   facilities that are dependent on defense contracts toward
           production for commercial markets.
--------------------------------------------------------------------------------
  3110-3   Vote AGAINST IF the company derives less than 50% of its
           revenues from defense contracts.
--------------------------------------------------------------------------------

SP-Review Space Weapons (3120)
--------------------------------------------------------------------------------
  3120-1   Always vote FOR a shareholder proposal that asks management         x
           to report on the company's government contracts for the
           development of ballistic missile defense technologies and
           related space systems.
--------------------------------------------------------------------------------
  3120-2   Always vote AGAINST a shareholder proposal that asks
           management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.
--------------------------------------------------------------------------------

SP-Review Foreign Military Sales (3130)
--------------------------------------------------------------------------------
  3130-1   Always vote FOR a shareholder proposal that asks management         x
           to report on the company's foreign military sales or foreign offset activities.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
  3130-2   management to report on the company's foreign military sales or foreign offset activities.
--------------------------------------------------------------------------------
           Vote AGAINST IF all of the company's current weapons programs
  3130-3   result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.
--------------------------------------------------------------------------------

SP-Limit or End Nuclear Weapons Production (3150)
--------------------------------------------------------------------------------
  3150-1   Always vote FOR a shareholder proposal that asks management         x
           to limit or end nuclear weapons production.
--------------------------------------------------------------------------------
  3150-2   Always vote AGAINST a shareholder proposal that asks
           management to limit or end nuclear weapons production.
--------------------------------------------------------------------------------

SP-Review Nuclear Weapons Production (3151)
--------------------------------------------------------------------------------
  3151-1   Always vote FOR a shareholder proposal that asks management         x
           to review nuclear weapons production.
--------------------------------------------------------------------------------
  3151-2   Always vote AGAINST a shareholder proposal that asks
           management to review nuclear weapons production.
--------------------------------------------------------------------------------

SP-Review Charitable Giving Policy (3210) CASE BY CASE
--------------------------------------------------------------------------------
  3210-1   Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks the
  3210-2   company to establish shareholder-designated contribution
           programs.
--------------------------------------------------------------------------------
  3210-3 Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.
--------------------------------------------------------------------------------

SP-Limit or End Charitable Giving (3215)  CASE BY CASE
--------------------------------------------------------------------------------
 3215-1  Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
--------------------------------------------------------------------------------
 3215-2  Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
--------------------------------------------------------------------------------
 3215-3  Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.
--------------------------------------------------------------------------------

SP-Review Political Spending (3220)
--------------------------------------------------------------------------------
  3220-1   Always vote FOR a shareholder proposal that asks the company        x
           to increase disclosure of political spending and activities.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks the
  3220-2   company to increase disclosure of political spending and
           activities.
--------------------------------------------------------------------------------
  3220-3   Vote AGAINST IF the information requested is already easily available or if compliance is costly.
--------------------------------------------------------------------------------

SP-Limit or End Political Spending (3221)
--------------------------------------------------------------------------------
  3221-1   Always vote FOR a shareholder proposal that asks the company        x
           to limit or end political spending.
--------------------------------------------------------------------------------
  3221-2   Always vote AGAINST a shareholder proposal that asks the
           company to limit or end political spending.
--------------------------------------------------------------------------------
  3221-3   Vote AGAINST IF the total contributions were less than
           $50,000 or the proposal would end all spending.
--------------------------------------------------------------------------------

SP-Disclose Prior Government Service (3222)
--------------------------------------------------------------------------------
  3222-1   Always vote FOR a shareholder proposal requesting disclosure        x
           of company executives' prior government service.
--------------------------------------------------------------------------------
  3222-2   Always vote AGAINST a shareholder proposal requesting
           disclosure of company executives' prior government service.
--------------------------------------------------------------------------------

SP-Affirm Political Nonpartisanship (3224)
--------------------------------------------------------------------------------
  3224-1   Always vote FOR a shareholder proposal requesting affirmation       x
           of political nonpartisanship.
--------------------------------------------------------------------------------
  3224-2   Always vote AGAINST a shareholder proposal requesting
           affirmation of political nonpartisanship.
--------------------------------------------------------------------------------

SP-Review Tobacco Marketing (3300)
--------------------------------------------------------------------------------
  3300-1   Always vote FOR a shareholder proposal that asks management         x
           to report on or change tobacco product marketing practices.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
  3300-2   management to report on or change tobacco product marketing practices.
--------------------------------------------------------------------------------
  3300-3   Vote AGAINST IF no relevant studies suggest the company's
           practices promote illegal sales to minors.
--------------------------------------------------------------------------------
  3300-4   Vote AGAINST IF the proposal deals with marketing to specific target groups.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  3300-5   Vote AGAINST IF the proposal deals with marketing practices abroad.
--------------------------------------------------------------------------------
  3300-6   Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.
--------------------------------------------------------------------------------
  3300-7   Vote AGAINST IF the proposal calls for action beyond
           reporting.
--------------------------------------------------------------------------------

   SP-Sever Links with Tobacco Industry (3307)
--------------------------------------------------------------------------------
  3307-1   Always vote FOR a shareholder proposal to sever links with          x
           the tobacco industry.
--------------------------------------------------------------------------------
  3307-2   Always vote AGAINST a shareholder proposal to sever links
           with the tobacco industry.
--------------------------------------------------------------------------------
  3307-3   Vote AGAINST IF the company is submitted to a tobacco company.
--------------------------------------------------------------------------------
  3307-4   Vote AGAINST IF the company is NOT a health care company.
--------------------------------------------------------------------------------
  3307-5   Vote AGAINST IF the company has retail outlets for tobacco products.
--------------------------------------------------------------------------------
  3307-6   Vote AGAINST IF the company provides products to the tobacco industry.
--------------------------------------------------------------------------------
  3307-7   Vote AGAINST IF the proposal concerns media outlets for
           tobacco advertising.
--------------------------------------------------------------------------------
  3307-8   Vote AGAINST IF the proposal concerns tobacco farmers.
--------------------------------------------------------------------------------

   SP-Review or Reduce Tobacco Harm to Health (3308)
--------------------------------------------------------------------------------
  3308-1   Always vote FOR a shareholder proposal that asks the company        x
           to review or reduce tobacco harm to health.
--------------------------------------------------------------------------------
  3308-2   Always vote AGAINST a shareholder proposal that asks the
           company to review or reduce tobacco harm to health.
--------------------------------------------------------------------------------
  3308-3   Vote AGAINST IF the proposal concerns adoption of a
           no-smoking policy.
--------------------------------------------------------------------------------
  3308-4   Vote AGAINST IF the proposal concerns research or changes to product ingredients.
--------------------------------------------------------------------------------
  3308-5   Vote AGAINST IF the proposal concerns changes to package
           labeling and health warnings.
--------------------------------------------------------------------------------

   SP-Review or Promote Animal Welfare (3320)
--------------------------------------------------------------------------------
  3320-1   Always vote FOR a shareholder proposal that asks management         x
           to review or promote animal welfare.
--------------------------------------------------------------------------------
  3320-2   Always vote AGAINST a shareholder proposal that asks
           management to review or promote animal welfare.
--------------------------------------------------------------------------------
  3320-3   Vote AGAINST IF the proposal calls for an end to consumer
           product safety tests with animals.
--------------------------------------------------------------------------------

   SP-Review Drug Pricing or Distribution (3340)CASE BY CASE
--------------------------------------------------------------------------------
  3340-1   Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
--------------------------------------------------------------------------------
  3340-2   Always vote AGAINST a shareholder proposal that asks the
           company to report or take action on pharmaceutical drug
           pricing or distribution.
--------------------------------------------------------------------------------
  3340-3   Vote AGAINST IF the proposal asks for more than a report.
--------------------------------------------------------------------------------
  3340-4   Vote AGAINST IF the proposal relates only to domestic pricing.
--------------------------------------------------------------------------------

   SP-Oppose Embryo/Fetal Destruction (3350)    CASE BY CASE
--------------------------------------------------------------------------------
  3350-1   Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
--------------------------------------------------------------------------------
  3350-2   Always vote AGAINST a shareholder proposal that asks the
           company to take action on embryo or fetal destruction.
--------------------------------------------------------------------------------

   SP-Review Nuclear Facility/Waste (3400)
--------------------------------------------------------------------------------
  3400-1   Always vote FOR a shareholder proposal that asks the company        x
           to review or report on nuclear facilities or nuclear waste.
--------------------------------------------------------------------------------
  3400-2   Always vote AGAINST a shareholder proposal that asks the
           company to review or report on nuclear facilities or nuclear waste.
--------------------------------------------------------------------------------
  3400-3   Vote AGAINST IF the proposal asks for action beyond reporting.
--------------------------------------------------------------------------------
  3400-4   Vote AGAINST IF the proposal asks for cessation of
           nuclear-related activities.
--------------------------------------------------------------------------------

   SP-Review Energy Efficiency & Renewables (3410)
--------------------------------------------------------------------------------
  3410-1   Always vote FOR a shareholder proposal that asks the company        x
           to review its reliance on nuclear and fossil fuels, its
           development or use of solar and wind power, or its energy
           efficiency.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks the
           company to review its reliance on nuclear and fossil fuels,
  3410-2   its development or use of solar and wind power, or its energy efficiency.
--------------------------------------------------------------------------------
  3410-3   Vote AGAINST IF the proposal asks for more than a report.
--------------------------------------------------------------------------------

   SP-Endorse Ceres Principles (3420)
--------------------------------------------------------------------------------
  3420-1   Always vote FOR a shareholder proposal that asks management         x
           to endorse the Ceres principles.
--------------------------------------------------------------------------------
  3420-2   Always vote AGAINST a shareholder proposal that asks
           management to endorse the Ceres principles.
--------------------------------------------------------------------------------
  3420-3   Vote AGAINST IF the company has well-established
           environmental management practices.
--------------------------------------------------------------------------------
  3420-4   Vote AGAINST IF the company has an average or better
           environmental performance record.
--------------------------------------------------------------------------------

   SP-Control Generation of Pollutants (3422)   CASE BY CASE
--------------------------------------------------------------------------------
  3422-1   Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
--------------------------------------------------------------------------------
  3422-2   Always vote AGAINST a shareholder proposal that asks the
           company to control generation of pollutant(s).
--------------------------------------------------------------------------------
  3422-3   Vote AGAINST IF the proposal asks for action beyond reporting.
--------------------------------------------------------------------------------
  3422-4   Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
--------------------------------------------------------------------------------
  3422-5   Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.
--------------------------------------------------------------------------------

   SP-Report on Environmental Impact or Plans (3423)
--------------------------------------------------------------------------------
  3423-1   Always vote FOR a shareholder proposal that asks the company        x
           to report on its environmental impact or plans.
--------------------------------------------------------------------------------
  3423-2   Always vote AGAINST a shareholder proposal that asks the
           company to report on its environmental impact or plans.
--------------------------------------------------------------------------------
  3423-3   Vote AGAINST IF management has issued a written statement
           beyond the legal minimum.
--------------------------------------------------------------------------------

   SP-Report or Take Action on Climate Change (3425)  CASE BY CASE
--------------------------------------------------------------------------------
  3425-1   Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
--------------------------------------------------------------------------------
  3425-2   Always vote AGAINST a shareholder proposal that asks
           management to report or take action on climate change.
--------------------------------------------------------------------------------
  3425-3   Vote AGAINST IF management has issued a statement
           acknowledging a global warming threat.
--------------------------------------------------------------------------------
  3425-4   Vote AGAINST IF management acknowledges a global warming
           threat and has issued company policy.
--------------------------------------------------------------------------------
  3425-5   Vote AGAINST IF management has issued a statement and
           committed to targets and timetable.
--------------------------------------------------------------------------------
  3425-6   Vote AGAINST IF the company is not a major emitter of
           greenhouse gases.
--------------------------------------------------------------------------------


   SP-Review or Curb Bioengineering (3430)
--------------------------------------------------------------------------------
  3430-1   Always vote FOR a shareholder proposal that asks management         x
           to report on, label or restrict sales of bio-engineered
           products.
--------------------------------------------------------------------------------
  3430-2   Always vote AGAINST a shareholder proposal that asks
           management to report on, label or restrict sales of
           bio-engineered products.
--------------------------------------------------------------------------------
  3430-3   Vote AGAINST IF the proposal asks for action beyond reporting.
--------------------------------------------------------------------------------
  3430-4   Vote AGAINST IF the proposal calls for a moratorium on sales of bio-engineered products.
--------------------------------------------------------------------------------

   SP-Preserve/Report on Natural Habitat (3440)
--------------------------------------------------------------------------------
  3440-1   Always vote FOR a shareholder proposal that asks the company        x
           to preserve natural habitat.
--------------------------------------------------------------------------------
  3440-2   Always vote AGAINST a shareholder proposal that asks the
           company to preserve natural habitat.
--------------------------------------------------------------------------------
  3440-3   Vote AGAINST IF the proposal asks for action beyond reporting.
--------------------------------------------------------------------------------
  3440-4   Vote AGAINST IF the proposal does not address a unique
           habitat.
--------------------------------------------------------------------------------

   SP-Review Developing Country Debt (3500)
--------------------------------------------------------------------------------
  3500-1   Always vote FOR a shareholder proposal asking the company to        x
           review its developing country debt and lending criteria and to report to shareholders on its findings.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal asking the company
  3500-2   to review their developing country debt and lending criteria and to report to shareholders on its findings.
--------------------------------------------------------------------------------
  3500-3   Vote AGAINST IF the proposal asks for action beyond reporting.
--------------------------------------------------------------------------------

   SP-Review Social Impact of Financial Ventures (3503)
--------------------------------------------------------------------------------
           Always vote FOR a shareholder proposal that requests a
           company to assess the environmental, public health, human
  3503-1   rights, labor rights or other socio-economic impacts of its         x
           credit decisions.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human
  3503-2   rights, labor rights or other socio-economic impacts of its credit decisions.
--------------------------------------------------------------------------------
  3503-3   Vote AGAINST IF the proposal asks for action beyond reporting.
--------------------------------------------------------------------------------

   SP-Review Fair Lending Policy (3520)
--------------------------------------------------------------------------------
  3520-1   Always vote FOR a shareholder proposal requesting reports           x
           and/or reviews of plans and/or policies on fair lending
           practices.
--------------------------------------------------------------------------------
  3520-2   Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending
           practices.
--------------------------------------------------------------------------------

   SP-Review Plant Closings (3600)
--------------------------------------------------------------------------------
  3600-1   Always vote FOR a shareholder proposal that asks the company        x
           to establish committees to consider issues related to
           facilities closure and relocation of work.
--------------------------------------------------------------------------------
  3600-2   Always vote AGAINST a shareholder proposal that asks the
           company to establish committees to consider issues related to facilities closure and relocation of work.
--------------------------------------------------------------------------------

   SP-Report on EEO (3610)
--------------------------------------------------------------------------------
  3610-1   Always vote FOR a shareholder proposal that asks management         x
           to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks
           management to report on the company's affirmative action
  3610-2   policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
--------------------------------------------------------------------------------
  3610-3   Vote AGAINST IF the company releases its EEO-1 reports.
--------------------------------------------------------------------------------
  3610-4   Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.
--------------------------------------------------------------------------------
  3610-5 Vote AGAINST IF the information indicates a well-established affirmative action program.
--------------------------------------------------------------------------------

   SP-Drop Sexual Orientation from EEO Policy (3614)
--------------------------------------------------------------------------------
  3614-1   Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
--------------------------------------------------------------------------------
  3614-2   Always vote AGAINST a shareholder proposal that asks                x
           management to drop sexual orientation from EEO policy.
--------------------------------------------------------------------------------

   SP-Adopt Sexual Orientation Anti-Bias Policy (3615)
--------------------------------------------------------------------------------
  3615-1   Always vote FOR a shareholder proposal that asks management         x
           to adopt a sexual orientation non-discrimination policy.
--------------------------------------------------------------------------------
  3615-2   Always vote AGAINST a shareholder proposal that asks
           management to adopt a sexual orientation non-discrimination policy.
--------------------------------------------------------------------------------

   SP-Review Mexican Work Force Conditions (3621)
--------------------------------------------------------------------------------
  3621-1   Always vote FOR a shareholder proposal that asks management         x
           to report on or review Mexican operations.
--------------------------------------------------------------------------------
  3621-2   Always vote AGAINST a shareholder proposal that asks
           management to report on or review Mexican operations.
--------------------------------------------------------------------------------

   SP-Adopt Standards for Mexican Operation (3622)
--------------------------------------------------------------------------------
  3622-1   Always vote FOR a shareholder proposal that asks management         x
           to adopt standards for Mexican operations.
--------------------------------------------------------------------------------
  3622-2   Always vote AGAINST a shareholder proposal that asks
           management to adopt standards for Mexican operations.
--------------------------------------------------------------------------------

   SP-Review or Implement MacBride Principles (3630)
--------------------------------------------------------------------------------
  3630-1   Always vote FOR a shareholder proposal that asks management         x
           to review or implement the MacBride principles.
--------------------------------------------------------------------------------
  3630-2   Always vote AGAINST a shareholder proposal that asks
           management to review or implement the MacBride principles.
--------------------------------------------------------------------------------
  3630-3   Vote AGAINST IF no fair employment problems exist.
--------------------------------------------------------------------------------

   SP-Urge MacBride on Contractor/Franchisee (3632)
--------------------------------------------------------------------------------
           Always vote FOR a shareholder proposal that asks the company
  3632-1   to encourage its contractors and franchisees to implement the       x
           MacBride principles.
--------------------------------------------------------------------------------
           Always vote AGAINST a shareholder proposal that asks the
  3632-2   company to encourage its contractors and franchisees to
           implement the MacBride principles.
--------------------------------------------------------------------------------
  3632-3 Vote AGAINST IF no fair employment problems exist at contractor/franchisee.
--------------------------------------------------------------------------------

   SP-Review Global Labor Practices (3680)
--------------------------------------------------------------------------------
  3680-1   Always vote FOR a shareholder proposal that asks management         x
           to report on or review its global labor practices or those of their contractors.
--------------------------------------------------------------------------------
  3680-2   Always vote AGAINST a shareholder proposal that asks
           management to report on or review its global labor practices or those of their contractors.
--------------------------------------------------------------------------------
  3680-3 Vote AGAINST IF the company already reports publicly using a recognized standard.
--------------------------------------------------------------------------------
  3680-4   Vote AGAINST IF the resolution asks for more than a report.
--------------------------------------------------------------------------------

   SP-Monitor/Adopt ILO Conventions (3681)
--------------------------------------------------------------------------------
  3681-1   Always vote FOR a shareholder proposal that asks management         x
           to adopt, implement or enforce a global workplace code of
           conduct based on the International Labor Organization's (ILO)
           core labor conventions.
--------------------------------------------------------------------------------
  3681-2   Always vote AGAINST a shareholder proposal that asks
           management to adopt, implement or enforce a global workplace code of conduct based on the International Labor
           Organization's (ILO) core labor conventions.
--------------------------------------------------------------------------------
  3681-3   Vote AGAINST IF the proposal asks the company to use
           third-party monitors.
--------------------------------------------------------------------------------
  3681-4   Vote AGAINST IF the company has a reasonable code and
           monitoring system.
--------------------------------------------------------------------------------

   SP-Report on Sustainability (3700)
--------------------------------------------------------------------------------
  3700-1   Always vote FOR a shareholder proposal requesting reports on        x
           sustainability.
--------------------------------------------------------------------------------
  3700-2   Always vote AGAINST a shareholder proposal requesting reports on sustainability.
--------------------------------------------------------------------------------
  3700-3   Always vote AGAINST IF the company has already issued a
           report in GRI format.
--------------------------------------------------------------------------------

PROXY VOTING GUIDELINES FOR NON-U.S. COMPANIES - 2003 CITIZENS FUNDS

   Election of Directors by Slate (4000) SCREEN FOR BOARD DIVERSITY: Withhold all nominees if there is no diversity among the board. ABSTAIN if that information is not available.
--------------------------------------------------------------------------------
  4000-1   Always vote FOR the election of directors by slate.
--------------------------------------------------------------------------------
  4000-2   Vote AGAINST IF the names and occupations or affiliations of        x
           nominees are not provided.
--------------------------------------------------------------------------------
  4000-3   Vote AGAINST IF executives make up more than XX% (JAPAN ONLY).
--------------------------------------------------------------------------------
  4000-4   Vote AGAINST IF executives make up more than 70% of the board.      x
--------------------------------------------------------------------------------
  4000-5   Vote AGAINST IF employees or linked directors comprise more         X
           than 70%.
--------------------------------------------------------------------------------
  4000-6   Vote AGAINST IF the positions of chairman and CEO are not
           separated.
--------------------------------------------------------------------------------
  4000-7   Vote AGAINST IF the board size exceeds XX.
--------------------------------------------------------------------------------
  4000-8   Vote AGAINST IF the age of oldest candidate exceeds XX.
--------------------------------------------------------------------------------
  4000-9   Vote AGAINST IF the board structure is classified.
--------------------------------------------------------------------------------
 4000-10   Vote AGAINST IF the circular does not disclose compliance           X
           with local corporate governance standards.
--------------------------------------------------------------------------------

   Elect Supervisory Board/Corporate Assembly (4001) SCREEN FOR BOARD
   DIVERSITY: Withhold all nominees if there is no diversity among the board. ABSTAIN if that information is not available.
--------------------------------------------------------------------------------
  4001-1 Always vote FOR a management proposal to elect members of the supervisory board/corporate assembly.
--------------------------------------------------------------------------------
  4001-2   Vote AGAINST IF the names and occupations or affiliations of        x
           the nominees are not provided.
--------------------------------------------------------------------------------

   Elect Statutory Auditors (4002)
--------------------------------------------------------------------------------
  4002-1   Always vote FOR a management proposal to elect statutory
           auditors.
--------------------------------------------------------------------------------
  4002-2   Vote AGAINST IF executives comprise 70% of the board as a           X
           whole or of nominees when information is not available.
--------------------------------------------------------------------------------

   Appoint Board Advisors/Deputy Directors (4003)
--------------------------------------------------------------------------------
  4003-1   Always vote FOR a management proposal to appoint board              X
           advisors or deputy directors.
--------------------------------------------------------------------------------
  4003-2   Always vote AGAINST a management proposal to appoint board advisors or deputy directors.
--------------------------------------------------------------------------------

   Ratify Executive Board Appointments (4004) SCREEN FOR BOARD DIVERSITY:
   Withhold all nominees if there is no diversity among the board. ABSTAIN if that information is not available.
--------------------------------------------------------------------------------
  4004-1   Always vote FOR a management proposal to ratify board
           appointments.
--------------------------------------------------------------------------------
  4004-2   Vote AGAINST IF the names and occupations or affiliations of        X
           the nominees are not provided.
--------------------------------------------------------------------------------

   Appoint Outside Auditors (4010)
--------------------------------------------------------------------------------
  4010-1   Always vote FOR a management proposal to appoint auditors for the company.
--------------------------------------------------------------------------------
  4010-2   Always vote AGAINST a management proposal to appoint auditors for the company.
--------------------------------------------------------------------------------
  4010-3   Vote AGAINST IF the non-audit fees exceed 50% of total fees         X
           paid to the auditors (UK ONLY).
--------------------------------------------------------------------------------
  4010-4   Vote AGAINST IF the non-audit fees exceed 50% of total fees         X
           paid to the auditors (OTHER).
--------------------------------------------------------------------------------
  4010-5   Vote AGAINST IF the audit fees are not disclosed.                   X
--------------------------------------------------------------------------------
  4010-6   Vote AGAINST IF executives sit on the audit committee or IF there is no audit committee.
--------------------------------------------------------------------------------

   Set Auditors' Fees (4011)
--------------------------------------------------------------------------------
  4011-1   Always vote FOR a management proposal to empower management to pay auditors or to approve a specific amount for the
           auditors' remuneration.
--------------------------------------------------------------------------------
  4011-2   Always vote AGAINST a management proposal to empower
           management to pay auditors or to approve a specific amount for the auditors' remuneration
--------------------------------------------------------------------------------
  4011-3   Vote AGAINST IF the non-audit fees exceed 50% of the total          X
           fees paid to the auditors (UK ONLY).
--------------------------------------------------------------------------------
  4011-4   Vote AGAINST IF the non-audit fees exceed 50 % of the total         X
           fees paid to the auditors (OTHER).
--------------------------------------------------------------------------------
  4011-5   Vote AGAINST IF the audit fees are not disclosed.                   X
--------------------------------------------------------------------------------
  4011-6   Vote AGAINST IF executives sit on the audit committee, or IF there is no audit committee.
--------------------------------------------------------------------------------

   Appoint Auditors and Set Their Fees (4012)
--------------------------------------------------------------------------------
  4012-1 Always vote FOR a management proposal to endorse the board's selection of auditors and empower management to pay them.
--------------------------------------------------------------------------------
  4012-2   Vote AGAINST IF the non-audit fees exceed 50% of total fees         X
           paid to the auditors (UK ONLY).
--------------------------------------------------------------------------------
  4012-3   Vote AGAINST IF the non-audit fees exceed 50% of total fees         X
           paid to the auditors (OTHER).
--------------------------------------------------------------------------------
  4012-4   Vote AGAINST IF the audit fees are not disclosed.                   X
--------------------------------------------------------------------------------
  4012-5   Vote AGAINST IF executives sit on the audit committee or IF there is no audit committee.
--------------------------------------------------------------------------------
  4012-6 Vote AGAINST IF the audit firm is not one of the top four UK accounting firms (PricewaterhouseCoopers, KPMG, Deloitte &
           Touche, Ernst & Young) and the company is in the FTSE 100 (UK
           ONLY).
--------------------------------------------------------------------------------

Ratify Acts of Auditors (4013)
--------------------------------------------------------------------------------
  4013-1   Always vote FOR a management proposal to endorse the
           auditors' performance during the previous financial year,
           legally discharging them of responsibility.
--------------------------------------------------------------------------------
  4013-2   Always ABSTAIN on a management proposal to endorse the
           auditors' performance during the previous financial year,
           legally discharging them of responsibility.
--------------------------------------------------------------------------------
  4013-3   Always vote AGAINST a management proposal to endorse the            X
           auditors' performance during the previous financial year,
           legally discharging them of responsibility.
--------------------------------------------------------------------------------
  4013-4   Vote AGAINST IF the non-audit fees exceed XX% of the total fees paid to the auditors.
--------------------------------------------------------------------------------
  4013-5   Vote AGAINST IF the audit fees are not disclosed.
--------------------------------------------------------------------------------
  4013-6   Vote AGAINST IF executives sit on the audit committee, or IF there is no audit committee.
--------------------------------------------------------------------------------

   Set Number of Auditors (4014)
--------------------------------------------------------------------------------
  4014-1   Always vote FOR a management proposal to set the number of          X
           auditors for the financial year.
--------------------------------------------------------------------------------
  4014-2   Always vote AGAINST a management proposal to set the number of auditors for the financial year.
--------------------------------------------------------------------------------

   Appoint Appraiser/Special Auditor (4015)
--------------------------------------------------------------------------------
  4015-1   Always vote FOR a management proposal to appoint
           appraiser/special auditor.
--------------------------------------------------------------------------------
  4015-2 Always vote AGAINST a management proposal to appoint appraiser/special auditor.
--------------------------------------------------------------------------------
  4015-3   Vote AGAINST IF the proposed appraiser/special auditor is the       X
           same as the regular auditor.
--------------------------------------------------------------------------------

   Approve Financial Statements (4020)
--------------------------------------------------------------------------------
  4020-1   Always vote FOR a management proposal to approve the
           company's financial statements for the fiscal year.
--------------------------------------------------------------------------------
  4020-2   ABSTAIN IF the proposal discharges the directors from
           responsibility for decisions taken over the year.
--------------------------------------------------------------------------------
  4020-3   Always vote AGAINST a management proposal to approve the            X
           company's financial statements for the fiscal year.
--------------------------------------------------------------------------------
  4020-4   Vote AGAINST IF the proposal discharges the directors from liability.
--------------------------------------------------------------------------------
  4020-5   Vote AGAINST IF there is no audit committee.
--------------------------------------------------------------------------------
  4020-6   Vote AGAINST IF the audit committee does not have a majority of non-executive directors.
--------------------------------------------------------------------------------
  4020-7   Vote AGAINST IF any executives sit on the audit committee.
--------------------------------------------------------------------------------
  4020-8   Vote AGAINST IF the auditors have raised concerns in the
           evaluation of accounts.
--------------------------------------------------------------------------------

   Set Dividend/Allocate Profits (4021)
--------------------------------------------------------------------------------
  4021-1   Always vote FOR a management proposal to approve the                X
           dividends and endorse management's decisions on how to
           allocate the company's earnings.
--------------------------------------------------------------------------------
  4021-2   Vote AGAINST IF the dividend payout is less than XX% of
           profits.
--------------------------------------------------------------------------------
  4021-3   Vote AGAINST IF the dividend payout is more than XX % of
           profits.
--------------------------------------------------------------------------------

   Allocate Dividend, Profits, Board Fees (4022)
--------------------------------------------------------------------------------
           Always vote FOR a management proposal to approve dividends, endorse management's decisions on how to allocate the
  4022-1   company's earnings, and ratify decisions on fees for board members.
--------------------------------------------------------------------------------
  4022-2   Vote AGAINST IF the dividend payout is less than XX%.
--------------------------------------------------------------------------------
  4022-3   Vote AGAINST IF the dividend payout is more than 100%.              X
--------------------------------------------------------------------------------

   Approve Scrip Dividend/Dividend Reinvestment (4023)
--------------------------------------------------------------------------------
  4023-1   Always vote FOR a management proposal to authorize a program        X
           allowing investors to receive additional stock in lieu of a cash dividend or a program to facilitate the reinvestment of cash dividends in the company.
--------------------------------------------------------------------------------
  4023-2   Always vote AGAINST a management proposal to authorize a
           program allowing investors to receive additional stock in
           lieu of a cash dividend or a program to facilitate the
           reinvestment of cash dividends in the company.
--------------------------------------------------------------------------------

   Approve Bonus Dividend/Bonus Share Issue (4024)
--------------------------------------------------------------------------------
  4024-1   Always vote FOR a management proposal to approve a special          X
           bonus dividend or bonus share issue.
--------------------------------------------------------------------------------
  4024-2   Always vote AGAINST a management proposal to approve a
           special bonus dividend or bonus share issue.
--------------------------------------------------------------------------------

   Amend Dividend Distribution Rules (4025)
--------------------------------------------------------------------------------
  4025-1   Always vote FOR a management proposal to approve technical          X
           changes in the way dividends are distributed to shareholders.
--------------------------------------------------------------------------------
  4025-2   Always vote AGAINST a management proposal to approve
           technical changes in the way dividends are distributed to
           shareholders.
--------------------------------------------------------------------------------

   Approve Electronic Share Trading (4026)
--------------------------------------------------------------------------------
  4026-1   Always vote FOR a management proposal to permit the company's       X
           stock to be bought and sold on an electronic trading system.
--------------------------------------------------------------------------------
  4026-2   Always vote AGAINST a management proposal to permit the
           company's stock to be bought and sold on an electronic
           trading system.
--------------------------------------------------------------------------------

   Approve Book Entry System (4027)
--------------------------------------------------------------------------------
  4027-1   Always vote FOR a management proposal to approve the use of a       X
           book entry system to keep track of stock transactions.
--------------------------------------------------------------------------------
  4027-2   Always vote AGAINST a management proposal to approve the use of a book entry system to keep track of stock transactions.
--------------------------------------------------------------------------------

   Authorize Legal Formalities (4030)
--------------------------------------------------------------------------------
  4030-1   Always vote FOR a management proposal to authorize                  X
           formalities that are necessary to implement meeting
           decisions, approve the minutes, or make other decisions
           relating to protocol.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  4030-2   Always vote AGAINST a management proposal to authorize
           formalities that are necessary to implement meeting
           decisions, approve the minutes, or make other decisions
           relating to protocol.
--------------------------------------------------------------------------------

   Amend Company Purpose (4031)
--------------------------------------------------------------------------------
  4031-1   Always vote FOR a management proposal to amend articles,            X
           bylaws, or other key corporate documents to update the
           description of company operations.
--------------------------------------------------------------------------------
  4031-2   Always vote AGAINST a management proposal to amend articles, bylaws, or other key corporate documents to update the
           description of company operations.
--------------------------------------------------------------------------------

   Change Company Name (4032)
--------------------------------------------------------------------------------
  4032-1   Always vote FOR a management proposal to approve a change in        X
           the company's official name.
--------------------------------------------------------------------------------
  4032-2   Always vote AGAINST a management proposal to approve a change in the company's official name.
--------------------------------------------------------------------------------

   Relocate Corporate Headquarters (4033) Case by Case
--------------------------------------------------------------------------------
  4033-1   Always vote FOR a management proposal to approve a change in the location of the official headquarters of the company.
--------------------------------------------------------------------------------
  4033-2   Always vote AGAINST a management proposal to approve a change in the location of the official headquarters of the company.
--------------------------------------------------------------------------------

   Amend Meeting Procedures/Change Date (4034) Case by Case
--------------------------------------------------------------------------------
  4034-1 Always vote FOR a management proposal to approve rule changes affecting the conduct of meetings or to change a meeting date.
--------------------------------------------------------------------------------
  4034-2   Always vote AGAINST a management proposal to approve rule
           changes affecting the conduct of meetings or to change a
           meeting date.
--------------------------------------------------------------------------------

   Elect Shareholder Representatives (4035)
--------------------------------------------------------------------------------
  4035-1   Always vote FOR a management proposal to elect shareholder          x
           representatives.
--------------------------------------------------------------------------------
  4035-2   Always vote AGAINST a management proposal to elect
           shareholder representatives.
--------------------------------------------------------------------------------

   Extend Consolidated Taxation Status (4036) Case by Case
--------------------------------------------------------------------------------
  4036-1   Always vote FOR a management proposal to extend the
           consolidated taxation status of a company.
--------------------------------------------------------------------------------
  4036-2   Always vote AGAINST a management proposal to extend the
           consolidated taxation status of a company.
--------------------------------------------------------------------------------

   Approve Political Donation (4037)
--------------------------------------------------------------------------------
  4037-1   Always vote FOR a management proposal to approve donations made to political parties.
--------------------------------------------------------------------------------
  4037-2   Always vote AGAINST a management proposal to approve                x
           donations made to political parties.
--------------------------------------------------------------------------------
  4037-3   Vote AGAINST IF no information is provided on the amount or the recipient of the contribution.
--------------------------------------------------------------------------------
  4037-4   Vote FOR approving political donations to EU organizations as allowed under the Political Parties, Elections and
           Referendums Act 2000 (UK ONLY).
--------------------------------------------------------------------------------

   Election of Directors by Nominee (4038) SCREEN BOARD FOR DIVERSITY:
   Withhold all nominees if there is no diversity among the board. ABSTAIN if that information is not available.
--------------------------------------------------------------------------------
  4038-1   Always vote FOR a management proposal to elect directors by nominee.
--------------------------------------------------------------------------------
  4038-2   Vote AGAINST IF the nominee is both chairman and chief              X
           executive.
--------------------------------------------------------------------------------
  4038-3   Vote AGAINST IF the nominee is chairman and CEO, and there are less then 3 non-executive directors.
--------------------------------------------------------------------------------
  4038-4   Vote AGAINST IF the nominee is an executive and on the              X
           remuneration committee.
--------------------------------------------------------------------------------
  4038-5   Vote AGAINST IF the nominee is an executive with a fixed            X
           contract of 2 years or more (UK ONLY.)
--------------------------------------------------------------------------------
  4038-6   Vote AGAINST IF the nominee is an executive with a rolling          X
           contract of 2 years or more (UK ONLY.)
--------------------------------------------------------------------------------
  4038-7   Vote AGAINST IF the nominee is not subject to regular               X
           re-election.
--------------------------------------------------------------------------------
  4038-8   Vote AGAINST IF all elements of the nominee's remuneration          X
           are not fully disclosed.
--------------------------------------------------------------------------------
  4038-9   Vote AGAINST IF executives comprise more than 50% of the            X
           board.
--------------------------------------------------------------------------------
 4038-10   Vote AGAINST IF employees or linked directors comprise more         X
           than 70% of the board.
--------------------------------------------------------------------------------
 4038-11   Vote AGAINST IF the company is an investment trust and the board has executive members.
--------------------------------------------------------------------------------
 4038-12   Vote AGAINST IF the nominee is a non-executive director and         x
           has served on the board for 15 years or more.
--------------------------------------------------------------------------------
 4038-13   Vote AGAINST IF the nominee exceeds the age of XX.
--------------------------------------------------------------------------------
 4038-14   Vote AGAINST IF the board structure is classified.
--------------------------------------------------------------------------------
 4038-15   Vote AGAINST IF the board size exceeds XX.
--------------------------------------------------------------------------------

   Amend Articles-Technical (4040)
--------------------------------------------------------------------------------
  4040-1   Always vote FOR a management proposal to approve technical          x
           amendments to the corporation's articles, bylaws, charter, statutes or memorandum of association.
--------------------------------------------------------------------------------
  4040-2   Always vote AGAINST a management proposal to approve
           technical amendments to the corporation's articles, bylaws, charter, statutes or memorandum of association.
--------------------------------------------------------------------------------

   Authorize Charitable Donations (4041)
--------------------------------------------------------------------------------
  4041-1   Always vote FOR a management proposal to make charitable
           donations.
--------------------------------------------------------------------------------
  4041-2   Always vote AGAINST a management proposal to make charitable donations.
--------------------------------------------------------------------------------
  4041-3   Vote AGAINST IF the details of recipient(s) or amounts are          X
           not provided.
--------------------------------------------------------------------------------

   Change Fiscal Year (4042)
--------------------------------------------------------------------------------
  4042-1   Always vote FOR a management proposal to change the fiscal          X
           year.
--------------------------------------------------------------------------------
  4042-2   Always vote AGAINST a management proposal to change the
           fiscal year.
--------------------------------------------------------------------------------

   Approve Undisclosed Article Amendments (4043)
--------------------------------------------------------------------------------
  4043-1   Always vote FOR a management proposal for undisclosed article amendments.
--------------------------------------------------------------------------------
  4043-2    Always ABSTAIN on a management proposal to approve
           undisclosed article amendments.
--------------------------------------------------------------------------------
  4043-3   Always vote AGAINST a management proposal for undisclosed           X
           article amendments.
--------------------------------------------------------------------------------

   Issue Stock w/o Preemptive Rights (4100)
--------------------------------------------------------------------------------
  4100-1   Always vote FOR a management proposal to authorize the
           issuance of new stock without preemptive rights.
--------------------------------------------------------------------------------
  4100-2   Always vote AGAINST a management proposal to authorize the issuance of new stock without preemptive rights.
--------------------------------------------------------------------------------
  4100-3   Vote AGAINST IF the potential dilution exceeds 20%.                 x
--------------------------------------------------------------------------------
  4100-4   Vote AGAINST IF the explicit purpose is to strengthen               x
           takeover defenses.
--------------------------------------------------------------------------------
  4100-5   Vote AGAINST IF the proposal calls for a "blank check" stock        x
           authorization.
--------------------------------------------------------------------------------

   Issue Stock w/ Preemptive Rights (4101)
--------------------------------------------------------------------------------
  4101-1   Always vote FOR a management proposal to authorize the
           issuance of new stock with preemptive rights.
--------------------------------------------------------------------------------
  4101-2   Always vote AGAINST a management proposal to authorize the issuance of new stock with preemptive rights.
--------------------------------------------------------------------------------
  4101-3   Vote AGAINST IF the potential increase is higher than 100% of       x
           the shares outstanding.
--------------------------------------------------------------------------------
  4101-4   Vote AGAINST IF the explicit purpose is to strengthen               x
           takeover defenses.
--------------------------------------------------------------------------------

   Issue Stock w/ or w/o Preemptive Rights (4102)
--------------------------------------------------------------------------------
  4102-1   Always vote FOR a management proposal to authorize the
           issuance of new stock with or without preemptive rights.
--------------------------------------------------------------------------------
  4102-2   Vote AGAINST IF the potential dilution exceeds 20%.                 X
--------------------------------------------------------------------------------
  4102-3   Vote AGAINST IF the explicit purpose is to strengthen               X
           takeover defenses.
--------------------------------------------------------------------------------
  4102-4   Vote AGAINST IF the proposal calls for a "blank check" stock        X
           authorization.
--------------------------------------------------------------------------------

   Issue Stock with Warrants (4103)
--------------------------------------------------------------------------------
  4103-1   Always vote FOR a management proposal to issue stock with
           warrants that give the holder the right to purchase
           additional shares later.
--------------------------------------------------------------------------------
  4103-2   Vote AGAINST IF the preemptive rights are waived.                   X
--------------------------------------------------------------------------------
  4103-3   Vote AGAINST IF the preemptive rights are authorized.
--------------------------------------------------------------------------------
  4103-4   Vote AGAINST IF the potential stock increase is greater than        X
           100% of the outstanding shares.
--------------------------------------------------------------------------------
  4103-5   Vote AGAINST IF the explicit purpose is to strengthen               X
           takeover defenses.
--------------------------------------------------------------------------------
  4103-6   Vote AGAINST IF the proposal calls for a "blank check" stock        X
           authorization.
--------------------------------------------------------------------------------

Issue Bonds with Warrants (4104)
--------------------------------------------------------------------------------
  4104-1   Always vote FOR a management proposal to issue bonds with
           warrants that give the holder the right to purchase stock in the company later.
--------------------------------------------------------------------------------
  4104-2   Vote AGAINST IF the potential dilution exceeds 20%.                 X
--------------------------------------------------------------------------------
  4104-3   Vote AGAINST IF the resulting debt-to-equity ratio exceeds
           XX%.
--------------------------------------------------------------------------------

   Issue Warrants w/o Preemptive Rights (4110)
--------------------------------------------------------------------------------
  4110-1   Always vote FOR a management proposal to issue, without
           preemptive rights, warrants that give holders the right to new stock.
--------------------------------------------------------------------------------
  4110-2 Always vote AGAINST a management proposal to issue, without preemptive rights, warrants that give holders the right to new stock.
--------------------------------------------------------------------------------
  4110-3   Vote AGAINST IF the potential dilution exceeds 20 %.                X
--------------------------------------------------------------------------------
  4110-4   Vote AGAINST IF the explicit purpose is to strengthen               X
           takeover defenses.
--------------------------------------------------------------------------------
  4110-5   Vote AGAINST IF the proposal calls for a "blank check" stock        X
           authorization.
--------------------------------------------------------------------------------

   Issue Warrants w/ Preemptive Rights (4111)
--------------------------------------------------------------------------------
  4111-1   Always vote FOR a management proposal to issue, with
           preemptive rights, warrants that give holders the right to new stock.
--------------------------------------------------------------------------------
  4111-2   Always vote AGAINST a management proposal to issue, with
           preemptive rights, warrants that give holders the right to new stock.
--------------------------------------------------------------------------------
  4111-3   Vote AGAINST IF the potential dilution exceeds 100%.                X
--------------------------------------------------------------------------------
  4111-4   Vote AGAINST IF the explicit purpose is to strengthen
           takeover defenses.                                                  x
--------------------------------------------------------------------------------

   Authorize Creation of Preferred Stock (4120)
--------------------------------------------------------------------------------
  4120-1   Always vote FOR a management proposal to create a new class of preferred stock.
--------------------------------------------------------------------------------
  4120-2   Always vote AGAINST a management proposal to create a new           X
           class of preferred stock.
--------------------------------------------------------------------------------
  4120-3   Vote AGAINST IF the authorization is for "blank check"
           preferred stock.
--------------------------------------------------------------------------------

   Approve Issue of Preferred Stock (4121)
--------------------------------------------------------------------------------
  4121-1   Always vote FOR a management proposal to issue preferred
           stock.
--------------------------------------------------------------------------------
  4121-2   Always vote AGAINST a management proposal to issue preferred        X
           stock.
--------------------------------------------------------------------------------
  4121-3   Vote AGAINST IF the authorization is for "blank check"
           preferred stock.
--------------------------------------------------------------------------------

   Increase Authorized Preferred Stock (4122)
--------------------------------------------------------------------------------
  4122-1   Always vote FOR a management proposal to increase the amount of preferred stock the company is authorized to issue.
--------------------------------------------------------------------------------
  4122-2   Always vote AGAINST a management proposal to increase the           X
           amount of preferred stock the company is authorized to issue.
--------------------------------------------------------------------------------
  4122-3   Vote AGAINST IF the authorization would create more "blank check" preferred stock.
--------------------------------------------------------------------------------

   Amend Authorized Preferred Stock (4123)
--------------------------------------------------------------------------------
  4123-1   Always vote FOR a management proposal to amend features, such as rights and terms, of preferred stock the company is
           authorized to issue.
--------------------------------------------------------------------------------
  4123-2   Vote AGAINST IF the change would result in board authority to       X
           issue "blank check" preferred stock.
--------------------------------------------------------------------------------

   Cancel Authorized Stock (4124)
--------------------------------------------------------------------------------
  4124-1   Always vote FOR a management proposal to abolish preferred or       X
           other types of stock.
--------------------------------------------------------------------------------
  4124-2   Always vote AGAINST a management proposal to abolish
           preferred or other types of stock.
--------------------------------------------------------------------------------

   Authorize Creation of New Share Class (4125)
--------------------------------------------------------------------------------
  4125-1   Always vote FOR a management proposal to create a new share class.
--------------------------------------------------------------------------------
  4125-2   Vote AGAINST IF the new class carries non-voting rights.            X
--------------------------------------------------------------------------------

   Increase Authorized Capital (4130)
--------------------------------------------------------------------------------
  4130-1 Always vote FOR a management proposal to lift the ceiling on authorized capital.
--------------------------------------------------------------------------------
  4130-2   Vote AGAINST IF the increase is greater than 50%.                   X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  4130-3   Vote AGAINST IF the explicit purpose is to strengthen               X
           takeover defenses.
--------------------------------------------------------------------------------
  4130-4   Vote AGAINST IF the proposal calls for a "blank check" stock        X
           authorization.
--------------------------------------------------------------------------------

   Limit Capital Increase (4131)
--------------------------------------------------------------------------------
  4131-1   Always vote FOR a management proposal to impose a global cap        X
           on the amount of new equity that the company is allowed to offer under a specified management proposal.
--------------------------------------------------------------------------------
  4131-2   Vote AGAINST IF the allowable increase is greater than XX%.
--------------------------------------------------------------------------------

   Reduce Authorized Capital (4132)
--------------------------------------------------------------------------------
  4132-1   Always vote FOR a management proposal to reduce the company's       X
           authorized capital.
--------------------------------------------------------------------------------
  4132-2   Always vote AGAINST a management proposal to reduce the
           company's authorized capital.
--------------------------------------------------------------------------------

   Authorize Issue of Nonvoting Stock (4133) Case by Case
--------------------------------------------------------------------------------
  4133-1   Always vote FOR a management proposal to issue non-voting
           stock.
--------------------------------------------------------------------------------
  4133-2   Always vote AGAINST a management proposal to issue non-voting stock.
--------------------------------------------------------------------------------

   Authorize Issue of Multi-Voting Stock (4134) Case by Case
--------------------------------------------------------------------------------
  4134-1   Always vote FOR a management proposal to authorize the
           company to issue multi-voting stock.
--------------------------------------------------------------------------------
  4134-2   Always vote AGAINST a management proposal to authorize the company to issue multi-voting stock.
--------------------------------------------------------------------------------

   Reissuance of Shares/Treasury Stock (4135)
--------------------------------------------------------------------------------
  4135-1   Always vote FOR a management proposal to reissue shares that the company itself has bought back.
--------------------------------------------------------------------------------
  4135-2   Always vote AGAINST a management proposal to reissue shares         x
           that the company itself has bought back.
--------------------------------------------------------------------------------
  4135-3   Vote AGAINST IF the reissuance is more than XX% of
           repurchased shares.
--------------------------------------------------------------------------------

   Allow Subsidiaries to Issue Stock (4136)
--------------------------------------------------------------------------------
  4136-1   Always vote FOR a management proposal to allow a subsidiary of the company to issue securities that could be converted into the stock of the parent company.
--------------------------------------------------------------------------------
  4136-2   Vote AGAINST IF the potential dilution in the parent company        x
           would exceed 20%.
--------------------------------------------------------------------------------

   Issue Debt Instruments (4137) Case by Case
--------------------------------------------------------------------------------
  4137-1   Always vote FOR a management proposal to authorize the sale of bonds or other debt instruments.
--------------------------------------------------------------------------------
  4137-2   Vote AGAINST IF the resulting debt-to-equity ratio would
           exceed XX%.
--------------------------------------------------------------------------------

   Issue Convertible Debt Instruments (4138) Case by Case
--------------------------------------------------------------------------------
  4138-1   Always vote FOR a management proposal to issue bonds and
           other debt instruments that may be converted into company
           stock.
--------------------------------------------------------------------------------
  4138-2   Vote AGAINST IF the potential dilution would exceed XX%.
--------------------------------------------------------------------------------
  4138-3   Vote AGAINST IF the resulting debt-to-equity ratio would
           exceed XX%.
--------------------------------------------------------------------------------

   Approve Borrowing (4139) Case by Case
--------------------------------------------------------------------------------
  4139-1   Always vote FOR a management proposal to approve borrowing.
--------------------------------------------------------------------------------
  4139-2   Always vote AGAINST a management proposal to approve
           borrowing.
--------------------------------------------------------------------------------
  4139-3   Vote AGAINST IF the resulting debt-to-equity ratio would
           exceed XX%.
--------------------------------------------------------------------------------

   Authorize Share Repurchase (4140)
--------------------------------------------------------------------------------
  4140-1   Always vote FOR a management proposal to repurchase the
           company's own shares.
--------------------------------------------------------------------------------
  4140-2   Vote AGAINST IF the amount would exceed 10% of the                  x
           outstanding shares.
--------------------------------------------------------------------------------
  4140-3   Vote AGAINST IF the shares are to be used as a takeover             x
           defense.
--------------------------------------------------------------------------------

   Approve Stock Split (4141)
--------------------------------------------------------------------------------
  4141-1   Always vote FOR a management proposal to approve a stock            x
           split.
--------------------------------------------------------------------------------
  4141-2   Always vote AGAINST a management proposal to approve a stock split.
--------------------------------------------------------------------------------

   Approve Reverse Stock Split (4142)
--------------------------------------------------------------------------------
 4142-1   Always vote FOR a management proposal to approve a reverse           x
          stock split.
--------------------------------------------------------------------------------
 4142-2   Always vote AGAINST a management proposal to approve a reverse stock split.
--------------------------------------------------------------------------------

   Approve Use/Transfer of Reserves (4143) Case by Case
--------------------------------------------------------------------------------
 4143-1   Always vote FOR a management plan for the use or transfer of reserve funds.
--------------------------------------------------------------------------------
 4143-2   Always vote AGAINST a management plan for the use or transfer of reserve funds.
--------------------------------------------------------------------------------

   Transfer Shareholder Equity Funds (4144)
--------------------------------------------------------------------------------
 4144-1   Always vote FOR a management proposal to approve transfers           x
          between shareholder equity accounts.
--------------------------------------------------------------------------------
 4144-2   Always vote AGAINST a management proposal to approve transfers between shareholder equity accounts.
--------------------------------------------------------------------------------

   Amend Share Class Rights (4145)
--------------------------------------------------------------------------------
 4145-1   Always vote FOR a management proposal to amend features, such as rights and terms, of stock the company is authorized to issue.
--------------------------------------------------------------------------------
 4145-2   Vote AGAINST IF the change results in a loss of voting rights.       x
--------------------------------------------------------------------------------
 4145-3   Vote AGAINST IF the change results in a loss of dividend             x
          rights.
--------------------------------------------------------------------------------
 4145-4   Vote AGAINST IF the change results in a dual class share             x
          structure with unequal voting rights.
--------------------------------------------------------------------------------

   Convert One Form of Stock to Another (4146)
--------------------------------------------------------------------------------
 4146-1 Always vote FOR a management proposal to convert one form of authorized shares into another.
--------------------------------------------------------------------------------
 4146-2   Vote AGAINST IF the change results in a loss of voting rights.       x
--------------------------------------------------------------------------------

   Waive Shareholder Approval for Share Repurchase (4147)
--------------------------------------------------------------------------------
 4147-1   Always vote FOR a management proposal to waive shareholder approval for a share repurchase.
--------------------------------------------------------------------------------
 4147-2   Always vote AGAINST a management proposal to waive shareholder       X
          approval for a share repurchase.
--------------------------------------------------------------------------------

   Authorize Trade in Company Stock (4148) Case by Case
--------------------------------------------------------------------------------
 4148-1   Always vote FOR a management proposal to allow the company to trade in its own stock.
--------------------------------------------------------------------------------
 4148-2   Always vote AGAINST a management proposal to allow the company to trade in its own stock.
--------------------------------------------------------------------------------

   Restate/Adjust Capital for Inflation (4149)
--------------------------------------------------------------------------------
 4149-1   Always vote FOR a management proposal to restate/adjust              x
          capital due to inflationary pressures.
--------------------------------------------------------------------------------
 4149-2   Always vote AGAINST a management proposal to restate/adjust capital due to inflationary pressures.
--------------------------------------------------------------------------------

   Restate Accounts in Euros (4150)
--------------------------------------------------------------------------------
 4150-1   Always vote FOR a management proposal to restate accounts in         x
          Euros.
--------------------------------------------------------------------------------
 4150-2   Always vote AGAINST a management proposal to restate accounts in Euros.
--------------------------------------------------------------------------------

   Amend Articles to Authorize Share Repurchase (4151)
--------------------------------------------------------------------------------
 4151-1   Always vote FOR a management proposal to amend a company's           x
          articles to authorize share repurchases.
--------------------------------------------------------------------------------
 4151-2 Always vote AGAINST a management proposal to amend a company's articles to authorize share repurchases.
--------------------------------------------------------------------------------

   Amend/Remove Par Value (4152)
--------------------------------------------------------------------------------
 4152-1   Always vote FOR a management proposal to amend or remove the         x
          par value of its stock.
--------------------------------------------------------------------------------
 4152-2   Always vote AGAINST a management proposal to amend or remove the par value of its stock.
--------------------------------------------------------------------------------

   Amend Articles to Reflect Capital Increase/Decrease (4153)
--------------------------------------------------------------------------------
 4153-1   Always vote FOR a management proposal to amend articles to           x
          reflect capital increases/decreases.
--------------------------------------------------------------------------------
 4153-2   Always vote AGAINST a management proposal to amend articles to reflect capital increases/ decreases.
--------------------------------------------------------------------------------

   Reduce Authorized Capital if Shares Repurchased (4154)
--------------------------------------------------------------------------------
 4154-1   Always vote FOR a management proposal to reduce authorized           x
          capital if shares are repurchased.
--------------------------------------------------------------------------------
 4154-2   Always vote AGAINST a management proposal to reduce authorized capital if shares are repurchased.
--------------------------------------------------------------------------------

   Amend Tradable Lot Size (4155)
--------------------------------------------------------------------------------
 4155-1   Always vote FOR a management proposal to amend tradable lot          x
          size.
--------------------------------------------------------------------------------
 4155-2   Always vote AGAINST a management proposal to amend tradable lot size.
--------------------------------------------------------------------------------
 4155-3   Vote AGAINST IF the proposal reduces the minimum tradable lot size.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4155-4   Vote AGAINST IF the proposal increases the minimum tradable lot size.
--------------------------------------------------------------------------------

   Amend Borrowing Powers (4156) Case by Case
--------------------------------------------------------------------------------
 4156-1   Always vote FOR a management proposal to amend borrowing
          powers.
--------------------------------------------------------------------------------
 4156-2   Always vote AGAINST a management proposal to amend borrowing powers.
--------------------------------------------------------------------------------

   Set Price of Reissued Treasury Stock (4157)
--------------------------------------------------------------------------------
 4157-1   Always vote FOR a management proposal to set the price of
          reissued treasury stock.
--------------------------------------------------------------------------------
 4157-2   Always vote AGAINST a management proposal to set the price of reissued treasury stock.
--------------------------------------------------------------------------------
 4157-3   Vote AGAINST IF the price ceiling would exceed 120% of the           X
          average stock market price.
--------------------------------------------------------------------------------
 4157-4   Vote AGAINST IF the price floor is lower than 95% of the             X
          average stock market price.
--------------------------------------------------------------------------------

   Reduce Share Premium Account (4158)
--------------------------------------------------------------------------------
 4158-1   Always vote FOR a management proposal to reduce the share            X
          premium account.
--------------------------------------------------------------------------------
 4158-2   Always vote AGAINST a management proposal to reduce the share premium account.
--------------------------------------------------------------------------------

   Reauthorize Share Issue Limit (4159)
--------------------------------------------------------------------------------
 4159-1   Always vote FOR a management proposal to reauthorize the share issue limit.
--------------------------------------------------------------------------------
 4159-2   Always vote AGAINST a management proposal to reauthorize the share issue limit.
--------------------------------------------------------------------------------
 4159-3   Vote AGAINST IF the actual or potential dilution would exceed        X
          20%.
--------------------------------------------------------------------------------
 4159-4   Vote AGAINST IF the share issue could serve as a potential           X
          takeover defense.
--------------------------------------------------------------------------------

   Amend Terms of Debt Instruments (4160) CASE BY CASE
--------------------------------------------------------------------------------
 4160-1   Always vote FOR a management proposal to amend terms of debt instruments.
--------------------------------------------------------------------------------
 4160-2   Always vote AGAINST a management proposal to amend terms of debt instruments.
--------------------------------------------------------------------------------
 4160-3   Vote AGAINST IF the resulting debt-to-equity ratio would
          exceed XX%.
--------------------------------------------------------------------------------
 4160-4   Vote AGAINST IF the proposal would increase potential dilution by XX%.
--------------------------------------------------------------------------------

   Allow Company to Give Guarantees (4161)
--------------------------------------------------------------------------------
 4161-1   Always vote FOR a management proposal to allow the company to        X
          give guarantees.
--------------------------------------------------------------------------------
 4161-2   Always vote AGAINST a management proposal to allow the company to give guarantees.
--------------------------------------------------------------------------------

   Approve Stock Option Plan (4200)
--------------------------------------------------------------------------------
 4200-1   Always vote FOR a management proposal to approve a stock
          option plan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4200-2   Always vote AGAINST a management proposal to approve a stock option plan.
--------------------------------------------------------------------------------
 4200-3   Vote AGAINST IF the potential dilution of this proposal would        x
          exceed 15%.
--------------------------------------------------------------------------------
 4200-4   Vote AGAINST IF the potential dilution of all plans, including       x
          this proposal would exceed 15%.
--------------------------------------------------------------------------------
 4200-5   Vote AGAINST IF the board will be able to award options at a         x
          discount below the stock's full market value.
--------------------------------------------------------------------------------
 4200-6   Vote AGAINST IF the board will be able to reprice underwater         x
          options.
--------------------------------------------------------------------------------
 4200-7   Vote AGAINST IF the awards are not attached to performance           x
          conditions.
--------------------------------------------------------------------------------
 4200-8   Vote AGAINST IF the performance period is less than 3 years.
--------------------------------------------------------------------------------
 4200-9 Vote AGAINST IF the performance criteria are not linked to a comparator group.
--------------------------------------------------------------------------------
 4200-10  Vote AGAINST IF the performance criteria do not mention return on equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------
 4200-11  Vote AGAINST IF proposal would allow non-executives to participate.
--------------------------------------------------------------------------------

   Amend Stock Option Plan (4201)
--------------------------------------------------------------------------------
 4201-1   Always vote FOR a management proposal to amend a stock option plan.
--------------------------------------------------------------------------------
 4201-2   Always vote AGAINST a management proposal to amend a stock option plan.
--------------------------------------------------------------------------------
 4201-3   Vote AGAINST IF the potential dilution of this proposal would        x
          exceed 15%.
--------------------------------------------------------------------------------
 4201-4   Vote AGAINST IF the potential dilution for all plans including       x
          this proposal would exceed 15%.
--------------------------------------------------------------------------------
 4201-5   Vote AGAINST IF the board will be able to award options at a         x
          discount below the stock's full market value.
--------------------------------------------------------------------------------
 4201-6   Vote AGAINST IF the board will be able to reprice underwater         x
          options.
--------------------------------------------------------------------------------
 4201-7   Vote AGAINST IF the proposal would allow non-executives to participate.
--------------------------------------------------------------------------------

   Approve Stock Option Grants (4202)
--------------------------------------------------------------------------------
 4202-1   Always vote FOR a management proposal to approve specific
          grants of stock options.
--------------------------------------------------------------------------------
 4202-2   Always vote AGAINST a management proposal to approve specific grants of stock options.
--------------------------------------------------------------------------------
 4202-3   Vote AGAINST IF the aggregate dilution would exceed 15% of a         x
          company's outstanding shares.
--------------------------------------------------------------------------------
 4202-4   Vote AGAINST IF the board will be able to award options at a         x
          discount below the stock's full market value on the grant date.
--------------------------------------------------------------------------------
 4202-5   Vote AGAINST IF the board will be able to reprice underwater         x
          options.
--------------------------------------------------------------------------------
 4202-6   Vote AGAINST IF the awards are not attached to performance           x
          conditions.
--------------------------------------------------------------------------------
 4202-7   Vote AGAINST IF the performance period is less than 3 years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4202-8   Vote AGAINST IF the performance criteria are not linked to comparator group.
--------------------------------------------------------------------------------
          Vote AGAINST IF the performance criteria do not mention return
 4202-9   on equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------
 4202-10  Vote AGAINST IF the exercise price does not automatically adjust to avoid issuing discount options (JAPAN ONLY).
--------------------------------------------------------------------------------

   Approve Outside Directors Stock Option Plan (4203)
--------------------------------------------------------------------------------
 4203-1   Always vote FOR a management proposal to approve a stock
          option plan for outside directors.
--------------------------------------------------------------------------------
 4203-2   Always vote AGAINST a management proposal to approve a stock option plan for outside directors.
--------------------------------------------------------------------------------
 4203-3   Vote AGAINST IF the potential dilution of this proposal would        x
          exceed 15%.
--------------------------------------------------------------------------------
 4203-4   Vote AGAINST IF the board will be able to award options at           x
          discount below the stock's full market value on the grant date.
--------------------------------------------------------------------------------
 4203-5   Vote AGAINST IF the board will be able to reprice underwater         x
          options.
--------------------------------------------------------------------------------
 4203-6   Vote AGAINST IF the awards are not attached to performance           x
          conditions.
--------------------------------------------------------------------------------
 4203-7   Vote AGAINST IF the performance period is less than 3 years.
--------------------------------------------------------------------------------
 4203-8 Vote AGAINST IF the performance criteria are not linked to a comparator group.
--------------------------------------------------------------------------------
 4203-9   Vote AGAINST IF the performance criteria do not mention return on equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------

   Amend Outside Directors Stock Option Plan (4204)
--------------------------------------------------------------------------------
 4204-1   Always vote FOR a management proposal to amend a stock option plan for outside directors.
--------------------------------------------------------------------------------
 4204-2   Always vote AGAINST a management proposal to amend a stock option plan for outside directors.
--------------------------------------------------------------------------------
 4204-3   Vote AGAINST IF the potential dilution is made greater than          x
          15%.
--------------------------------------------------------------------------------
 4204-4   Vote AGAINST IF the board will be able to award options at a         x
          discount below the stock's full market price.
--------------------------------------------------------------------------------
 4204-5   Vote AGAINST IF the board will be able to reprice underwater         x
          options.
--------------------------------------------------------------------------------

   Approve Stock Purchase Plan/SAYE/AESOP (4205)
--------------------------------------------------------------------------------
 4205-1   Always vote FOR a management proposal to approve a stock
          purchase plan/SAYE/AESOP.
--------------------------------------------------------------------------------
 4205-2   ABSTAIN IF the company fails to provide information on the potential dilution level.
--------------------------------------------------------------------------------
 4205-3   Vote AGAINST IF the potential dilution of this proposal would        x
          exceed 15%.
--------------------------------------------------------------------------------
 4205-4   Vote AGAINST IF the potential dilution for all plans including       x
          this proposal would exceed 15%.
--------------------------------------------------------------------------------
 4205-5   Vote AGAINST IF the changes would allow discounts on stock purchases.
--------------------------------------------------------------------------------
 4205-6   Vote AGAINST IF the changes would allow discounts of greater         x
          than 25% on stock purchases.
--------------------------------------------------------------------------------
 4205-7   Vote AGAINST IF the proposal would allow non-executive
          directors to participate.
--------------------------------------------------------------------------------

   Amend Stock Purchase Plan/SAYE/AESOP (4206)
--------------------------------------------------------------------------------
 4206-1   Always vote FOR a management proposal to amend a stock
          purchase plan/SAYE/AESOP.
--------------------------------------------------------------------------------
 4206-2   ABSTAIN IF the change affects dilution and management fails to supply information on potential dilution.
--------------------------------------------------------------------------------
 4206-3   Vote AGAINST IF the changes would allow for dilution in excess       x
          of 15% for this plan.
--------------------------------------------------------------------------------
 4206-4   Vote AGAINST IF the potential dilution for all plans including       x
          this proposal would exceed 15%.
--------------------------------------------------------------------------------
 4206-5   Vote AGAINST IF the changes would allow discounts on stock purchases.
--------------------------------------------------------------------------------
 4206-6   Vote AGAINST IF the changes would allow discounts of greater         x
          than 25% on stock purchases.
--------------------------------------------------------------------------------
 4206-7   Vote AGAINST IF the proposal would allow non-executive
          directors to participate.
--------------------------------------------------------------------------------

   Approve Executive Profit Sharing/Bonus/Incentive Plan (4207)
--------------------------------------------------------------------------------
 4207-1   Always vote FOR a management proposal to approve an executive profit sharing incentive/bonus/ incentive plan.
--------------------------------------------------------------------------------
 4207-2   Vote AGAINST IF the company also grants stock options to             x
          executives.
--------------------------------------------------------------------------------
 4207-3   Vote AGAINST IF the awards are in addition to salary or              x
          bonuses.
--------------------------------------------------------------------------------
 4207-4   Vote AGAINST IF the performance/vesting period to receive            x
          awards is less than 3 years.
--------------------------------------------------------------------------------
 4207-5   Vote AGAINST IF the performance criteria are not linked to a         x
          comparator group.
--------------------------------------------------------------------------------
          Vote AGAINST IF the performance criteria do not mention return
 4207-6   on equity/capital, earnings per share or total shareholder           x
          returns.
--------------------------------------------------------------------------------
 4207-7   Vote AGAINST IF the awards are granted for average performance.      x
--------------------------------------------------------------------------------
 4207-8   Vote AGAINST IF the awards are pensionable.                          x
--------------------------------------------------------------------------------

   Amend Executive Profit Sharing/Bonus/Incentive Plan (4208) Case by Case
--------------------------------------------------------------------------------
 4208-1   Always vote FOR a management proposal to amend an executive profit sharing incentive/bonus/ incentive plan.
--------------------------------------------------------------------------------
 4208-2   Always vote AGAINST a management proposal to amend an
          executive profit sharing incentive/ bonus/incentive plan.
--------------------------------------------------------------------------------
 4208-3   Vote AGAINST IF the awards are in addition to salary or
          bonuses.
--------------------------------------------------------------------------------
 4208-4   Vote AGAINST IF the performance/vesting period to receive
          awards is less than 3 years.
--------------------------------------------------------------------------------
 4208-5 Vote AGAINST IF the performance criteria are not linked to a comparator group.
--------------------------------------------------------------------------------
 4208-6 Vote AGAINST IF the performance criteria do not mention equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------
 4208-7   Vote AGAINST IF the awards are granted for average performance.
--------------------------------------------------------------------------------
 4208-8   Vote AGAINST IF the awards are pensionable.
--------------------------------------------------------------------------------

   Approve Director Participation in Stock Option/Purchase Plan (4209)
--------------------------------------------------------------------------------
 4209-1 Always vote FOR a management proposal to approve director participation in a stock option or purchase plan.
--------------------------------------------------------------------------------
 4209-2   Always vote AGAINST a management proposal to approve director        x
          participation in a stock option or purchase plan.
--------------------------------------------------------------------------------
 4209-3   Vote AGAINST IF the proposal would allow nonexecutives to
          participate.
--------------------------------------------------------------------------------
 4209-4   Vote AGAINST IF the aggregate dilution of proposed awards
          would exceed XX%.
--------------------------------------------------------------------------------
 4209-5   Vote AGAINST IF the proposed awards would allow for discounts.
--------------------------------------------------------------------------------
 4209-6   Vote AGAINST IF the proposed awards will allow repricing of underwater options.
--------------------------------------------------------------------------------
 4209-7   Vote AGAINST IF the proposed awards are not attached to
          performance conditions.
--------------------------------------------------------------------------------
 4209-8   Vote AGAINST IF the performance period of proposed awards is less than 3 years.
--------------------------------------------------------------------------------
 4209-9   Vote AGAINST IF the performance criteria of proposed awards are not linked to a comparator group.
--------------------------------------------------------------------------------
 4209-10  Vote AGAINST IF the performance criteria do not mention return on equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------

   Approve Remuneration Policy (4210) Case by Case
--------------------------------------------------------------------------------
 4210-1   Always vote FOR a management proposal to approve the
          remuneration policy.
--------------------------------------------------------------------------------
 4210-2   Always ABSTAIN on a management proposal to approve the
          remuneration policy.
--------------------------------------------------------------------------------
 4210-3   Always vote AGAINST a management proposal to approve the
          remuneration policy.
--------------------------------------------------------------------------------

   Approve Stock Option Plan for Subsidiary (4211)
--------------------------------------------------------------------------------
 4211-1   Always vote FOR a management proposal to approve a stock
          option plan for subsidiary employees.
--------------------------------------------------------------------------------
 4211-2   Always vote AGAINST a management proposal to approve a stock option plan for subsidiary employees.
--------------------------------------------------------------------------------
 4211-3   Vote AGAINST IF the plan issues stock in the parent company in       X
          excess of 15% for this plan.
--------------------------------------------------------------------------------
 4211-4   Vote AGAINST IF the plan issues stock in the parent company in       X
          excess of 15% for all plans.
--------------------------------------------------------------------------------
 4211-5   Vote AGAINST IF the plan would allow discounts below fair            X
          market value.
--------------------------------------------------------------------------------
 4211-6   Vote AGAINST IF the plan would allow for repricing of                X
          underwater options.
--------------------------------------------------------------------------------
 4211-7   Vote AGAINST IF the awards are not attached to performance           X
          conditions.
--------------------------------------------------------------------------------
 4211-8   Vote AGAINST IF the performance period is less than 3 years.
--------------------------------------------------------------------------------
 4211-9 Vote AGAINST IF the performance criteria are not linked to a comparator group.
--------------------------------------------------------------------------------
 4211-10  Vote AGAINST IF the performance criteria do not mention return on equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------

   Approve Stock Option/Purchase Plan for Overseas Employees (4212)
--------------------------------------------------------------------------------
 4212-1 Always vote FOR a management proposal to approve a stock option/purchase plan for overseas employees.
--------------------------------------------------------------------------------
 4212-2 Always vote AGAINST a management proposal to approve a stock option/purchase plan for overseas employees.
--------------------------------------------------------------------------------
 4212-3   Vote AGAINST IF the plan increases potential dilution beyond         X
          15% for this plan.
--------------------------------------------------------------------------------
 4212-4   Vote AGAINST IF the plan would increase potential dilution           X
          beyond 15% for all plans.
--------------------------------------------------------------------------------
 4212-5   Vote AGAINST IF the plan allows discounts below fair market          X
          value.
--------------------------------------------------------------------------------
 4212-6   Vote AGAINST IF the plan would allow for repricing of                X
          underwater options.
--------------------------------------------------------------------------------
 4212-7   Vote AGAINST IF the awards are not attached to performance           X
          conditions.
--------------------------------------------------------------------------------
 4212-8   Vote AGAINST IF the performance period is less than 3 years.
--------------------------------------------------------------------------------
 4212-9 Vote AGAINST IF the performance criteria are not linked to a comparator group.
--------------------------------------------------------------------------------
 4212-10  Vote AGAINST IF the performance criteria do not mention return on equity/capital, earnings per share or total shareholder return.
--------------------------------------------------------------------------------
 4212-11  Vote AGAINST IF the awards are granted for average performance.
--------------------------------------------------------------------------------
 4212-12  Vote AGAINST IF the purchase plan allows discounts greater than XX%.
--------------------------------------------------------------------------------

   Approve Bonus (4213)
--------------------------------------------------------------------------------
 4213-1 Always vote FOR a management proposal to approve bonuses for directors/employees.
--------------------------------------------------------------------------------
 4213-2   ABSTAIN IF the identity of recipients and amounts are not
          disclosed.
--------------------------------------------------------------------------------
 4213-3   Vote AGAINST IF the recipients and amounts are not disclosed.        X
--------------------------------------------------------------------------------
 4213-4   Vote AGAINST IF the criteria for calculating bonus payments          X
          are not provided.
--------------------------------------------------------------------------------
 4213-5   Vote AGAINST IF the bonus is being paid to a former or
          retiring director.
--------------------------------------------------------------------------------

   Approve Loans to Directors/Employees (4214)
--------------------------------------------------------------------------------
 4214-1 Always vote FOR a management proposal to approve loans to directors/employees.
--------------------------------------------------------------------------------
 4214-2   Vote AGAINST IF the loans are used to finance options/stock          X
          purchases.
--------------------------------------------------------------------------------
 4214-3   Vote AGAINST IF non-executive directors are eligible to              X
          participate.
--------------------------------------------------------------------------------
 4214-4   Vote AGAINST IF only directors are eligible to participate.          X
--------------------------------------------------------------------------------
 4214-5   Vote AGAINST IF the loans are interest-free or at a sub-market       X
          rate.
--------------------------------------------------------------------------------

   Establish Employee Share Trust (4215)
--------------------------------------------------------------------------------
 4215-1   Always vote FOR a management proposal to establish an employee       X
          share trust for employee incentive plans.
--------------------------------------------------------------------------------
 4215-2   Always vote AGAINST a management proposal to establish an
          employee share trust for employee incentive plans.
--------------------------------------------------------------------------------

   Issue Bonds with Warrants to Employees (4216)      CASE BY CASE
--------------------------------------------------------------------------------
 4216-1   Always vote FOR a management proposal to issue bonds with
          warrants to employees.
--------------------------------------------------------------------------------
 4216-2   Always vote AGAINST a management proposal to issue bonds with warrants to employees.
--------------------------------------------------------------------------------
 4216-3   Vote AGAINST IF only senior management is eligible to receive bonds with warrants.
--------------------------------------------------------------------------------
 4216-4   Vote AGAINST IF the potential dilution exceeds XX%.
--------------------------------------------------------------------------------
     Approve Directors' Fees (4230)
--------------------------------------------------------------------------------
 4230-1   Always vote FOR a management proposal to approve the amount set aside to pay members of the board of directors.
--------------------------------------------------------------------------------
 4230-2   ABSTAIN IF the amount to be paid is not disclosed.
--------------------------------------------------------------------------------
 4230-3   Vote AGAINST IF the amount to be paid is not disclosed.              X
--------------------------------------------------------------------------------

   Approve Supervisory Board/Corporate Assembly Fees (4231)
--------------------------------------------------------------------------------
 4231-1   Always vote FOR a management proposal to approve the
          supervisory board or corporate assembly fees.
--------------------------------------------------------------------------------
 4231-2   ABSTAIN IF the amount to be paid is not disclosed.
--------------------------------------------------------------------------------
 4231-3   Vote AGAINST IF the amount to be paid is not disclosed.              X
--------------------------------------------------------------------------------

   Approve Shareholder Representative Fees (4232)
--------------------------------------------------------------------------------
 4232-1   Always vote FOR a management proposal to approve the amount that is set aside to pay the representative of shareholders.
--------------------------------------------------------------------------------
 4232-2   ABSTAIN IF the amount to be paid is not disclosed.
--------------------------------------------------------------------------------
 4232-3   Vote AGAINST IF the amount to be paid is not disclosed.              X
--------------------------------------------------------------------------------

   Approve Bonuses for Retiring Directors (4233)
--------------------------------------------------------------------------------
 4233-1 Always vote FOR a management proposal to authorize bonuses to directors who are retiring from the board.
--------------------------------------------------------------------------------
 4233-2   Always ABSTAIN on a management proposal to authorize bonuses to directors who are retiring from the board.
--------------------------------------------------------------------------------
 4233-3   Always vote AGAINST on a management proposal to authorize            X
          bonuses to directors who are retiring from the board.
--------------------------------------------------------------------------------
 4233-4   Vote AGAINST IF the bonus amounts are not disclosed.
--------------------------------------------------------------------------------
 4233-5   Vote AGAINST IF the information in the proposal confirms
          recipients are outsiders (JAPAN ONLY).
--------------------------------------------------------------------------------
 4233-6   Vote AGAINST IF the information on insider-outsider status does not establish that recipients are insiders (JAPAN ONLY).
--------------------------------------------------------------------------------
 4233-7   Vote AGAINST IF the information on insider-outsider status is not provided in the proposal (JAPAN ONLY).
--------------------------------------------------------------------------------
 4233-8   Vote AGAINST IF the recipients are candidates for further
          (e.g. statutory) board service (JAPAN ONLY).
--------------------------------------------------------------------------------
 4233-9   Vote AGAINST IF the bonus is proposed to the families of
          directors who have died (JAPAN ONLY).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4233-10  Vote AGAINST IF the bonus amount exceeds (Y) XX per person
          (JAPAN ONLY).
--------------------------------------------------------------------------------

   Bonuses for Retiring Statutory Auditors-JP (4234)
--------------------------------------------------------------------------------
 4234-1 Always vote FOR a management proposal to authorize bonuses to statutory auditors who are retiring from the board.
--------------------------------------------------------------------------------
 4234-2   Always ABSTAIN from a management proposal to authorize bonuses to statutory auditors who are retiring from the board.
--------------------------------------------------------------------------------
 4234-3   Always vote AGAINST a management proposal to authorize bonuses       X
          to statutory auditors who are retiring from the board.
--------------------------------------------------------------------------------
 4234-4   Vote AGAINST IF the bonus amounts are not disclosed or exceed
          (Y) XX per person.
--------------------------------------------------------------------------------
 4234-5   Vote AGAINST IF the supplemental information in the proposal confirms that the recipients are outsiders.
--------------------------------------------------------------------------------
 4234-6   Vote AGAINST IF the information on insider-outsider status does not establish that the recipients are insiders.
--------------------------------------------------------------------------------
 4234-7   Vote AGAINST IF the information on insider-outsider status is not provided in proposal.
--------------------------------------------------------------------------------
 4234-8   Vote AGAINST IF the recipients are candidates for further
          (e.g. statutory) board service.
--------------------------------------------------------------------------------
 4234-9   Vote AGAINST IF the bonus is proposed to the families of
          statutory auditors who have died.
--------------------------------------------------------------------------------

   Approve Maximum Statutory Auditor Fees (4235)
--------------------------------------------------------------------------------
 4235-1   Always vote FOR a management proposal to approve the maximum statutory auditor fees.
--------------------------------------------------------------------------------
 4235-2   ABSTAIN IF the amount to be paid is not disclosed.
--------------------------------------------------------------------------------
 4235-3   Vote AGAINST IF the amount to be paid is not disclosed.              X
--------------------------------------------------------------------------------

   Ratify Management Acts-Symbolic (4300)
--------------------------------------------------------------------------------
 4300-1   Always vote FOR a management proposal to ratify management's         X
          decisions over the year, and discharge it from responsibility for those decisions, so long as the proposals have only
          symbolic importance.
--------------------------------------------------------------------------------
 4300-2 Always vote AGAINST a management proposal ratify management's decisions over the year, and discharge it from responsibility for those decisions, so long as the proposals have only
          symbolic importance.
--------------------------------------------------------------------------------

   Ratify Management Acts-Legal (4301)
--------------------------------------------------------------------------------
 4301-1   Always vote FOR a management proposal to ratify management's decisions over the year and discharge it from responsibility for those decisions.
--------------------------------------------------------------------------------
          Always ABSTAIN on a management proposal to ratify management's
 4301-2   decisions over the year and discharge it from responsibility for those decisions.
--------------------------------------------------------------------------------
          Always vote AGAINST a management proposal to ratify
 4301-3   management's decisions over the year and discharge it from           X
          responsibility for those decisions.
--------------------------------------------------------------------------------

   Ratify Board Acts-Symbolic (4302)
--------------------------------------------------------------------------------
 4302-1   Always vote FOR a management proposal to ratify the board of         X
          directors' or supervisory board's decisions over the year and discharge them from responsibility for those decisions, so long as the proposals have only symbolic importance.
--------------------------------------------------------------------------------
 4302-2   Always vote AGAINST a management proposal to ratify the board of directors' or supervisory board's decisions over the year and discharge them from responsibility for those decisions, so long as the proposals have only symbolic importance.
--------------------------------------------------------------------------------

   Ratify Board Acts-Legal (4303)
--------------------------------------------------------------------------------
 4303-1 Always vote FOR a management proposal to ratify the board of directors' or the supervisory board's decisions over the year and discharge them from responsibility for those decisions.
--------------------------------------------------------------------------------
          Always ABSTAIN on a management proposal to ratify the board of
 4303-2   directors' or the supervisory board's decisions over the year and discharge them from responsibility for those decisions.
--------------------------------------------------------------------------------
          Always vote AGAINST a management proposal to ratify the board of directors' or the supervisory board's decisions over the
 4303-3   year and discharge them from responsibility for those                X
          decisions.
--------------------------------------------------------------------------------

   Approve Related Party Transactions (4304) Case by Case
--------------------------------------------------------------------------------
 4304-1 Always vote FOR a management proposal to endorse related-party transactions already approved by the board.
--------------------------------------------------------------------------------
 4304-2   Always vote AGAINST a management proposal to endorse
          related-party transactions already approved by the board.
--------------------------------------------------------------------------------

   Approve Minimum Stock Ownership by Directors (4310) SCREEN: If shares are given vote FOR; if shares must be purchased vote AGAINST
--------------------------------------------------------------------------------
 4310-1   Always vote FOR a management proposal to adopt corporate rules that obligate directors to own a minimum amount of stock in the company.
--------------------------------------------------------------------------------
 4310-2   Always vote AGAINST a management proposal to adopt corporate rules that obligate directors to own a minimum amount of stock in the company.
--------------------------------------------------------------------------------

   End Minimum Stock Ownership by Directors (4311) SCREEN: If shares are given vote FOR; if shares must be purchased vote AGAINST
--------------------------------------------------------------------------------
 4311-1   Always vote FOR a management proposal to abolish corporate rules that obligate directors to own a minimum amount of stock in the company.
--------------------------------------------------------------------------------
 4311-2   Always vote AGAINST a management proposal to abolish corporate rules that obligate directors to own a minimum amount of stock in the company.
--------------------------------------------------------------------------------

Set Board/Supervisory Board Size Limits (4320) Case by Case
--------------------------------------------------------------------------------
 4320-1   Always vote FOR a management proposal to approve the maximum and/or minimum limits on the size of the board of directors or the supervisory board.
--------------------------------------------------------------------------------
 4320-2   ABSTAIN IF the maximum size is more than XX members UNLESS the law dictates a larger size.
--------------------------------------------------------------------------------
 4320-3   Vote AGAINST IF the maximum size is more than XX members
          UNLESS the law dictates a larger size.
--------------------------------------------------------------------------------
 4320-4   ABSTAIN IF the minimum size is less than XX members UNLESS the law dictates a smaller size.
--------------------------------------------------------------------------------
 4320-5   Vote AGAINST IF the minimum size is less than XX members
          UNLESS the law dictates a smaller size.
--------------------------------------------------------------------------------

   Amend Board/Supervisory Board Size (4321) Case by Case
--------------------------------------------------------------------------------
 4321-1   Always vote FOR a management proposal to increase/decrease the size of board of directors or supervisory board.
--------------------------------------------------------------------------------
 4321-2   ABSTAIN IF the maximum board size is set at more than XX
          members UNLESS the law dictates a larger size.
--------------------------------------------------------------------------------
 4321-3   Vote AGAINST IF the maximum board size is set at more than XX members UNLESS the law dictates a larger size.
--------------------------------------------------------------------------------
 4321-4   ABSTAIN IF the minimum board size is set at less than XX
          members UNLESS the law dictates a smaller size.
--------------------------------------------------------------------------------
 4321-5   Vote AGAINST IF the minimum board size is set at less than XX members UNLESS the law dictates a smaller size.
--------------------------------------------------------------------------------

   Set Number of Statutory Auditors (4325)
--------------------------------------------------------------------------------
 4325-1   Always vote FOR a management proposal to set the number of           x
          members on the board of statutory auditors.
--------------------------------------------------------------------------------
 4325-2   Always vote AGAINST a management proposal to set the number of members on the board of statutory auditors.
--------------------------------------------------------------------------------

   Amend Statutory Auditor Term - Japan (4326)
--------------------------------------------------------------------------------
 4326-1   Always vote FOR a management proposal to amend the term of           X
          statutory auditors.
--------------------------------------------------------------------------------
 4326-2   ABSTAIN IF the term is greater than X year(s).

--------------------------------------------------------------------------------

   Amend Board Powers/Procedures/Qualifications (4330) Case by Case
--------------------------------------------------------------------------------
 4326-1   Always vote FOR a management proposal to approve changes in the rules governing the board powers, procedures or
          qualifications.
--------------------------------------------------------------------------------
 4326-2   Always vote AGAINST a management proposal to approve changes in the rules governing the board powers, procedures or
          qualifications.
--------------------------------------------------------------------------------

   Indemnify Directors/Officers (4331)
--------------------------------------------------------------------------------
 4331-1   Always vote FOR a management proposal to authorize provision of liability insurance to directors and/or officers.
--------------------------------------------------------------------------------
 4331-2   Always vote AGAINST a management proposal to authorize               x
          provision of liability insurance to directors and/or officers.
--------------------------------------------------------------------------------

   Elect Board Committee (4332)
--------------------------------------------------------------------------------
 4332-1   Always vote FOR a management proposal to elect an audit,             X
          control or other committee of the board.
--------------------------------------------------------------------------------
 4332-2   Always vote AGAINST a management proposal to elect an audit, control or other committee of the board.
--------------------------------------------------------------------------------
 4332-3   Vote AGAINST IF the election is for the audit committee and there are executive nominees.
--------------------------------------------------------------------------------
 4332-4   Vote AGAINST IF the election is for the remuneration committee and there are executive nominees.
--------------------------------------------------------------------------------
 4332-5   Vote AGAINST IF the election is for the nomination committee and there are executive nominees.
--------------------------------------------------------------------------------

   Amend Board Election Rules (4333) Case by Case
--------------------------------------------------------------------------------
 4333-1   Always vote FOR a management proposal to amend the rules
          governing the election of members of the board of directors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4333-2   Always ABSTAIN on a management proposal to amend the rules governing the election of members of the board of directors.
--------------------------------------------------------------------------------
 4333-3   Always vote AGAINST a management proposal to amend the rules governing the election of members of the board of directors.
--------------------------------------------------------------------------------

   Establish Board Committees (4334)
--------------------------------------------------------------------------------
 4334-1   Always vote FOR a management proposal to establish board             x
          committees.
--------------------------------------------------------------------------------
 4334-2   Always vote AGAINST a management proposal to establish board committees.
--------------------------------------------------------------------------------

   Appoint Board Commission (4335)
--------------------------------------------------------------------------------
 4335-1   Always vote FOR a management proposal to appoint a board             X
          commission.
--------------------------------------------------------------------------------
 4335-2   Always vote AGAINST a management proposal to appoint a board commission.
--------------------------------------------------------------------------------

   Approve Board Commission Fees (4336)
--------------------------------------------------------------------------------
 4336-1   Always vote FOR a management proposal to approve board               X
          commission fees.
--------------------------------------------------------------------------------
 4336-2   Always vote AGAINST a management proposal to approve board commission fees.
--------------------------------------------------------------------------------

   Appoint Officer(s) from Board (4337)
--------------------------------------------------------------------------------
 4337-1   Always vote FOR a management proposal to appoint officer(s)
          from the existing board.
--------------------------------------------------------------------------------
 4337-2   Always vote AGAINST a management proposal to appoint
          officer(s) from the existing board.
--------------------------------------------------------------------------------
 4337-3   Vote AGAINST IF no information is provided regarding names and       X
          positions.
--------------------------------------------------------------------------------
 4337-4   Vote AGAINST IF the proposal would combine the chairman and
          CEO.
--------------------------------------------------------------------------------

   Amend Terms of Indemnification (4338)
--------------------------------------------------------------------------------
 4338-1 Always vote FOR a management proposal to amend the terms of indemnification.
--------------------------------------------------------------------------------
 4338-2   Always vote AGAINST a management proposal to amend the terms of indemnification.
--------------------------------------------------------------------------------
 4338-3   Vote AGAINST IF the proposal would increase the maximum amount       X
          of the indemnification coverage.
--------------------------------------------------------------------------------
 4338-4   Vote AGAINST IF the proposal would add a new class of                X
          indemnified persons.
--------------------------------------------------------------------------------

   Adopt Poison-Pill-Style Defense (4400) Vote AGAINST if #2; Otherwise, Case
by Case
--------------------------------------------------------------------------------
 4400-1   Always vote FOR a management proposal to approve poison
          pill-style defenses against takeovers.
--------------------------------------------------------------------------------
 4400-2   Always vote AGAINST a management proposal to approve poison          x
          pill-style defenses against takeovers.
--------------------------------------------------------------------------------

   Amend Poison-Pill-Style Defense (4401) Vote AGAINST if #2; Otherwise, Case
   by Case
--------------------------------------------------------------------------------
 4401-1   Always vote FOR a management proposal to amend a poison
          pill-style takeover defense already in place at the company.
--------------------------------------------------------------------------------
 4401-2   Vote AGAINST IF the change would make the takeover defense           x
          more potent.
--------------------------------------------------------------------------------

   Limit Voting Rights (4410)
--------------------------------------------------------------------------------
 4410-1   Always vote FOR a management proposal to cap the number of votes any single shareholder or group of shareholders may cast at a meeting.
--------------------------------------------------------------------------------
          Always vote AGAINST a management proposal to cap the number of
 4410-2   votes any single shareholder or group of shareholders may cast       x
          at a meeting.
--------------------------------------------------------------------------------
 4410-3   Vote AGAINST IF the ceiling is less than XX% of the
          outstanding share capital.
--------------------------------------------------------------------------------

   Amend Voting Rights Limit (4411)
--------------------------------------------------------------------------------
 4411-1   Always vote FOR a management proposal to amend rules capping the number of votes any single shareholder or group of
          shareholders may cast at a meeting.
--------------------------------------------------------------------------------
 4411-2   Vote AGAINST IF the change would toughen the voting rights           x
          limit.
--------------------------------------------------------------------------------

   End Voting Rights Limit (4412)
--------------------------------------------------------------------------------
 4412-1   Always vote FOR a management proposal to abolish the cap on          x
          the number of votes any single shareholder or group of
          shareholders may cast at a meeting.
--------------------------------------------------------------------------------
 4412-2   Always vote AGAINST a management proposal to abolish the cap on the number of votes any single shareholder or group of
          shareholders may cast at a meeting.
--------------------------------------------------------------------------------

   Approve Share Transfer/Registration (4413)
--------------------------------------------------------------------------------
 4413-1   Always vote FOR a management proposal to approve restrictions on shareholders' rights to transfer or register their shares.
--------------------------------------------------------------------------------
 4413-2   Always vote AGAINST a management proposal to approve                 x
          restrictions on shareholders' rights to transfer or register their shares.
--------------------------------------------------------------------------------

   End Share Transfer/Registration (4414)
--------------------------------------------------------------------------------
 4414-1   Always vote FOR a management proposal to abolish restrictions        x
          on shareholders' rights to transfer or register their shares.
--------------------------------------------------------------------------------
 4414-2   Always vote AGAINST a management proposal to abolish
          restrictions on shareholders' rights to transfer or register their shares.
--------------------------------------------------------------------------------

   Require Voting Supermajority (4420)
--------------------------------------------------------------------------------
 4420-1   Always vote FOR a management proposal that would set a
          supermajority requirement for voting at shareholder meetings.
--------------------------------------------------------------------------------
 4420-2   Always vote AGAINST a management proposal that would set a           x
          supermajority requirement for voting at shareholder meetings.
--------------------------------------------------------------------------------
 4420-3   Vote AGAINST IF the requirement is higher than XX% of the
          shares represented.
--------------------------------------------------------------------------------
 4420-4   Vote AGAINST IF the supermajority could serve as a takeover barrier.
--------------------------------------------------------------------------------

   Amend Supermajority Requirement (4421)
--------------------------------------------------------------------------------
 4421-1 Always vote FOR a management proposal to amend the company's supermajority voting requirement.
--------------------------------------------------------------------------------
 4421-2   Vote AGAINST IF the change would raise the supermajority             x
          requirement.
--------------------------------------------------------------------------------

   End Voting Supermajority (4422)
--------------------------------------------------------------------------------
 4422-1   Always vote FOR a management proposal to abolish the company's       x
          supermajority voting requirement.
--------------------------------------------------------------------------------
 4422-2   Always vote AGAINST a management proposal to abolish the
          company's supermajority voting requirement.
--------------------------------------------------------------------------------

   End Foreign Investor Restrictions (4430)
--------------------------------------------------------------------------------
 4430-1   Always vote FOR a management proposal to abolish rules that          x
          deprive foreign investors of the same share ownership rights that domestic investors have.
--------------------------------------------------------------------------------
 4430-2   Always vote AGAINST a management proposal to abolish rules that deprive foreign investors of the same share ownership rights that domestic investors have.
--------------------------------------------------------------------------------

   Amend Shareholder Disclosure Rules (4431)
--------------------------------------------------------------------------------
 4431-1   Always vote FOR a management proposal to give the board
          authority to compel shareholders to disclose their stakes
          and/or to penalize shareholders that refuse to comply.
--------------------------------------------------------------------------------
 4431-2   Vote AGAINST IF the disclosure threshold is less than 5% of          x
          the outstanding share capital.
--------------------------------------------------------------------------------

   Amend Foreign Investor Restrictions (4432)
--------------------------------------------------------------------------------
 4432-1   Always vote FOR a management proposal to amend restrictions on foreign investors.
--------------------------------------------------------------------------------
 4432-2   Always vote AGAINST a management proposal to amend
          restrictions on foreign investors.
--------------------------------------------------------------------------------
 4432-3   Vote AGAINST IF the proposal decreases the maximum percentage        X
          of foreign shareholding.
--------------------------------------------------------------------------------
 4432-4   Vote AGAINST IF the proposal caps foreign ownership at less than XX% of company stock.
--------------------------------------------------------------------------------

   Waive Mandatory Takeover Requirement (4433)  CASE BY CASE
--------------------------------------------------------------------------------
 4433-1   Always vote FOR a management proposal to waive mandatory
          takeover requirement.
--------------------------------------------------------------------------------
 4433-2   Always vote AGAINST a management proposal to waive mandatory takeover requirement.
--------------------------------------------------------------------------------
 4433-3   Vote AGAINST IF a mandatory bid would arise from the issue of stock to the significant shareholder.
--------------------------------------------------------------------------------
 4433-4   Vote AGAINST IF a mandatory bid would arise from a share
          repurchase.
--------------------------------------------------------------------------------

   Require Approval for Partial Takeover Bids (4434)  CASE BY CASE
--------------------------------------------------------------------------------
 4434-1   Always vote FOR a management proposal to require approval for partial takeover bids.
--------------------------------------------------------------------------------
 4434-2   Always vote AGAINST a management proposal to require approval for partial takeover bids.
--------------------------------------------------------------------------------

   Approve Restructuring/Recapitalization (4500) Case by Case
--------------------------------------------------------------------------------
 4500-1   Always vote FOR a management proposal to restructure or
          recapitalize the company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4500-2 Always vote AGAINST a management proposal to restructure or recapitalize the company.
--------------------------------------------------------------------------------

   Approve Merger/Acquisition (4501) Case by Case
--------------------------------------------------------------------------------
 4501-1   Always vote FOR a management proposal to merge with or acquire another company.
--------------------------------------------------------------------------------
 4501-2   Always vote AGAINST a management proposal to merge with or acquire another company.
--------------------------------------------------------------------------------

   Approve Divestiture/Spin-off (4502) Case by Case
--------------------------------------------------------------------------------
 4502-1 Always vote FOR a management proposal to approve a specified divestiture or spin-off.
--------------------------------------------------------------------------------
 4502-2   Always vote AGAINST a management proposal to approve a
          specified divestiture or spin-off.
--------------------------------------------------------------------------------

   Approve Intra-Company Contracts (4503) Case by Case
--------------------------------------------------------------------------------
 4503-1   Always vote FOR a management proposal to ratify intra-company contracts.
--------------------------------------------------------------------------------
 4503-2   Always vote AGAINST a management proposal to ratify
          intra-company contracts.
--------------------------------------------------------------------------------

   Dissolve Company/Approve Liquidation (4504) Case by Case
--------------------------------------------------------------------------------
 4504-1   Always vote FOR a management proposal to dissolve/liquidate the company.
--------------------------------------------------------------------------------
 4504-2   Always vote AGAINST a management proposal to
          dissolve/liquidate the company.
--------------------------------------------------------------------------------

   Approve Joint Venture/Strategic Partnership (4505) Case by Case
--------------------------------------------------------------------------------
 4505-1   Always vote FOR a management proposal to approve a joint
          venture or strategic partnership.
--------------------------------------------------------------------------------
 4505-2   Always vote AGAINST a management proposal to approve a joint venture or strategic partnership.
--------------------------------------------------------------------------------


   Extend Investment Trust (4506)   CASE BY CASE
--------------------------------------------------------------------------------
 4506-1   Always vote FOR a management proposal to extend investment trust.
--------------------------------------------------------------------------------
 4506-2   Always vote AGAINST a management proposal to extend investment trust.
--------------------------------------------------------------------------------

   Dissolve Investment Trust (4507) CASE BY CASE
--------------------------------------------------------------------------------
 4507-1   Always vote FOR a management proposal to dissolve investment trust.
--------------------------------------------------------------------------------
 4507-2   Always vote AGAINST a management proposal to dissolve
          investment trust.
--------------------------------------------------------------------------------

   Approve Reincorporation (4508)
--------------------------------------------------------------------------------
 4508-1   Always vote FOR a management proposal to reincorporate.
--------------------------------------------------------------------------------
 4508-2   Always vote AGAINST a management proposal to reincorporate.
--------------------------------------------------------------------------------
 4508-3   Vote AGAINST IF the company is reincorporated in a tax haven.        x
--------------------------------------------------------------------------------

   Approve Property Purchase (4509)
--------------------------------------------------------------------------------
 4509-1   Always vote FOR a management proposal to purchase property.          x
--------------------------------------------------------------------------------
 4509-2   Always vote AGAINST a management proposal to purchase property.
--------------------------------------------------------------------------------

   Approve Property Sale (4510)
--------------------------------------------------------------------------------
 4510-1   Always vote FOR a management proposal to sell property.              x
--------------------------------------------------------------------------------
 4510-2   Always vote AGAINST a management proposal to sell property.
--------------------------------------------------------------------------------

Shareholder Proposals

   SP-Increase Dividend (5000) Case by Case
--------------------------------------------------------------------------------
 5000-1   Always vote FOR a shareholder proposal to increase the
          dividend.
--------------------------------------------------------------------------------
 5000-2   Always vote AGAINST a shareholder proposal to increase the dividend.
--------------------------------------------------------------------------------
 5000-3   Vote AGAINST IF the payout ratio is more than XX%.
--------------------------------------------------------------------------------

   SP-Redistribute Profits (5001)
--------------------------------------------------------------------------------
 5001-1   Always vote FOR a shareholder proposal that is aimed at              x
          pushing management to distribute earnings in ways other than those it already decided.
--------------------------------------------------------------------------------
 5001-2   Always vote AGAINST a shareholder proposal that is aimed at pushing management to distribute earnings in ways other than those it already decided
--------------------------------------------------------------------------------

   SP-Oppose Merger/Acquisition (5002) Case by Case
--------------------------------------------------------------------------------
 5002-1   Always vote FOR a shareholder proposal that urges the
          rejection of a planned merger or acquisition.
--------------------------------------------------------------------------------
 5002-2   Always vote AGAINST a shareholder proposal that urges the
          rejection of a planned merger or acquisition.
--------------------------------------------------------------------------------

   SP-Restore Preemptive Rights (5003)
--------------------------------------------------------------------------------
 5003-1   Always vote FOR a shareholder proposal that calls on                 x
          management to restore preemptive rights.
--------------------------------------------------------------------------------
 5003-2   Always vote AGAINST a shareholder proposal that calls on
          management to restore preemptive rights.
--------------------------------------------------------------------------------

   SP-Restructure Investments (5004) Case by Case
--------------------------------------------------------------------------------
 5004-1   Always vote FOR a shareholder proposal that urges the
          restructuring of a company's investments.
--------------------------------------------------------------------------------
 5004-2 Always vote AGAINST a shareholder proposal that urges the restructuring of a company's investments.
--------------------------------------------------------------------------------

   SP-Restrict Capital Increases (5005) Case by Case
--------------------------------------------------------------------------------
 5005-1 Always vote FOR a shareholder proposal that aims to restrict management's plans to increase capital.
--------------------------------------------------------------------------------
 5005-2   Always vote AGAINST a shareholder proposal that aims to
          restrict management's plans to increase capital.
--------------------------------------------------------------------------------
 5005-3   Vote AGAINST IF the increases could result in dilutions
          greater than XX% of the outstanding shares
--------------------------------------------------------------------------------

   SP-End Bars on Foreign Investors (5006)
--------------------------------------------------------------------------------
 5006-1   Always vote FOR a shareholder proposal that presses management to abolish restrictions on foreign investors' stock ownership, voting or activities in the company.
--------------------------------------------------------------------------------
 5006-2   Always vote AGAINST a shareholder proposal that presses
          management to abolish restrictions on foreign investors' stock ownership, voting or activities in the company.
--------------------------------------------------------------------------------

   SP-End Voting Rights Limitation (5100)
--------------------------------------------------------------------------------
 5100-1   Always vote FOR a shareholder proposal that aims to abolish          x
          the ceiling on the number of votes any single shareholder or group of shareholders may cast at a meeting.
--------------------------------------------------------------------------------
 5100-2   Always vote AGAINST a shareholder proposal that aims to
          abolish the ceiling on the number of votes any single
          shareholder or group of shareholders may cast at a meeting.
--------------------------------------------------------------------------------

   SP-Facilitate a Shareholder Proposal (5101)
--------------------------------------------------------------------------------
 5101-1   Always vote FOR a shareholder proposal that asks management to       x
          adopt rules making it easier for shareholders to place
          proposals on the ballot.
--------------------------------------------------------------------------------
 5101-2   Always vote AGAINST a shareholder proposal that asks
          management to adopt rules making it easier for shareholders to place proposals on the ballot.
--------------------------------------------------------------------------------

   SP-Improve Disclosure (5102)
--------------------------------------------------------------------------------
 5102-1   Always vote FOR a shareholder proposal that asks management to       x
          disclose more information or make it more widely available to shareholders.
--------------------------------------------------------------------------------
 5102-2   Always vote AGAINST a shareholder proposal that asks
          management to disclose more information or make it more widely available to shareholders.
--------------------------------------------------------------------------------

   SP-Approve Confidential Voting (5103)
--------------------------------------------------------------------------------
 5103-1   Always vote FOR a shareholder proposal that asks management to       x
          adopt a policy ensuring that shareholder votes are kept
          confidential.
--------------------------------------------------------------------------------
 5103-2   Always vote AGAINST a shareholder proposal that asks
          management to adopt a policy ensuring that shareholder votes are kept confidential.
--------------------------------------------------------------------------------

   SP-Remove Multiple-Voting Rights (5104)
--------------------------------------------------------------------------------
 5104-1   Always vote FOR a shareholder proposal that asks management to       x
          abolish multiple-voting rights attached to company stock.
--------------------------------------------------------------------------------
 5104-2   Always vote AGAINST a shareholder proposal that asks
          management to abolish multiple-voting rights attached to
          company stock.
--------------------------------------------------------------------------------

   SP-Oust Director(s) (5200) Case by Case
--------------------------------------------------------------------------------
 5200-1   Always vote FOR a shareholder proposal that calls for the
          ousting of one or more directors.
--------------------------------------------------------------------------------
 5200-2   Always vote AGAINST a shareholder proposal that calls for the ousting of one or more directors.
--------------------------------------------------------------------------------

   SP-Elect Dissident Director(s) (5201) Case by Case
--------------------------------------------------------------------------------
 5201-1   Always vote FOR a shareholder proposal that calls for the
          election of one or more directors opposed by management.
--------------------------------------------------------------------------------
 5201-2   Always vote AGAINST a shareholder proposal that calls for the election of one or more directors opposed by management.
--------------------------------------------------------------------------------

   SP-Elect Dissident Supervisory Board Member(s) (5202) Case by Case
--------------------------------------------------------------------------------
 5202-1   Always vote FOR a shareholder proposal that calls for the
          election of one or more members of the supervisory board
          opposed by management.
--------------------------------------------------------------------------------
 5202-2   Always vote AGAINST a shareholder proposal that calls for the election of one or more members of the supervisory board
          opposed by management.
--------------------------------------------------------------------------------

   SP-Amend Board Procedures (5210) Case by Case
--------------------------------------------------------------------------------
 5210-1   Always vote FOR a shareholder proposal that asks for changes in board procedures.
--------------------------------------------------------------------------------
 5210-2   Always vote AGAINST a shareholder proposal that asks for
          changes in board procedures.
--------------------------------------------------------------------------------

   SP-Limit the Number of Boards Directors Sit On (5211)
--------------------------------------------------------------------------------
 5211-1   Always vote FOR a shareholder proposal that asks for a limit         x
          on the number of different corporate boards on which a
          director may serve.
--------------------------------------------------------------------------------
 5211-2   Always vote AGAINST a shareholder proposal that asks for a limit on the number of different corporate boards on which a director may serve.
--------------------------------------------------------------------------------

   SP-Age Limit for Directors (5212)
--------------------------------------------------------------------------------
 5212-1   Always vote FOR a shareholder proposal that asks for rules that impose or modify a retirement age for directors or
          supervisory board members.
--------------------------------------------------------------------------------
 5212-2   Always vote AGAINST a shareholder proposal that asks for rules       x
          that impose or modify a retirement age for directors or
          supervisory board members.
--------------------------------------------------------------------------------

   SP-Oppose/Change Executive Pay (5220) Case by Case
--------------------------------------------------------------------------------
 5220-1   Always vote FOR a shareholder proposal that asks for changes in or rejection of executive pay packages.
--------------------------------------------------------------------------------
 5220-2   Always vote AGAINST a shareholder proposal that asks for
          changes in or rejection of executive pay packages.
--------------------------------------------------------------------------------
 5220-3   Vote AGAINST IF the change would increase executive pay
          packages.
--------------------------------------------------------------------------------

   SP-Improve Labor Practices (5300) Case by Case
--------------------------------------------------------------------------------
 5300-1   Always vote FOR a shareholder proposal that asks for changes in the way management treats the company's workforce.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5300-2   Always vote AGAINST a shareholder proposal that asks for
          changes in the way management treats the company's workforce.
--------------------------------------------------------------------------------
 5300-3   Vote AGAINST IF the change fails to request disclosure of
          hiring policies.
--------------------------------------------------------------------------------

   SP-Improve Worker Safety (5301)
--------------------------------------------------------------------------------
 5301-1   Always vote FOR a shareholder proposal that asks for                 x
          improvements in the way that the company handles worker safety.
--------------------------------------------------------------------------------
 5301-2   Always vote AGAINST a shareholder proposal that asks for
          improvements in the way that the company handles worker safety.
--------------------------------------------------------------------------------

   SP-Report on Environmental Performance (5400)
--------------------------------------------------------------------------------
 5400-1   Always vote FOR a shareholder proposal that asks management to       x
          disclose additional information on environmental performance.
--------------------------------------------------------------------------------
 5400-2   Always vote AGAINST a shareholder proposal that asks
          management to disclose additional information on environmental performance.
--------------------------------------------------------------------------------

   SP-Adopt Environmental Principles (5401)
--------------------------------------------------------------------------------
 5401-1   Always vote FOR a shareholder proposal aimed at getting              x
          management to endorse a set of environmental principles.
--------------------------------------------------------------------------------
 5401-2   Always vote AGAINST a shareholder proposal aimed at getting management to endorse a set of environmental principles.
--------------------------------------------------------------------------------

   SP-Fund Environmental Cleanup (5402)
--------------------------------------------------------------------------------
 5402-1   Always vote FOR a shareholder proposal to pay for cleanup of         x
          an environmental problem.
--------------------------------------------------------------------------------
 5402-2   Always vote AGAINST a shareholder proposal to pay for cleanup of an environmental problem.
--------------------------------------------------------------------------------

   SP-End Manufacture of Products (5410) Case by Case
--------------------------------------------------------------------------------
 5410-1   Always vote FOR a shareholder proposal aimed at pushing the company to cease manufacturing certain products.
--------------------------------------------------------------------------------
 5410-2   Always vote AGAINST a shareholder proposal aimed at pushing the company to cease manufacturing certain products.
--------------------------------------------------------------------------------

   SP-End Export of Products (5411) Case by Case
--------------------------------------------------------------------------------
 5411-1   Always vote FOR a shareholder proposal aimed at pushing the company to cease exporting certain products.
--------------------------------------------------------------------------------
 5411-2   Always vote AGAINST a shareholder proposal aimed at pushing the company to cease exporting certain products.
--------------------------------------------------------------------------------

   SP-Phase Out Nuclear Power (5420)
--------------------------------------------------------------------------------
 5420-1   Always vote FOR a shareholder proposal aimed at pushing              x
          management to phase out the company's involvement with nuclear power.
--------------------------------------------------------------------------------
 5420-2   Always vote AGAINST a shareholder proposal aimed at pushing management to phase out the company's involvement with nuclear power.
--------------------------------------------------------------------------------

   SP-End Arms Production (5500)
--------------------------------------------------------------------------------
 5500-1   Always vote FOR a shareholder proposal aimed at pushing the          x
          company to end the manufacture of armaments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5500-2   Always vote AGAINST a shareholder proposal aimed at pushing the company to end the manufacture of armaments.
--------------------------------------------------------------------------------

   SP-Liquidate Company (5800) Case by Case
--------------------------------------------------------------------------------
 5800-1   Always vote FOR a shareholder proposal that calls for the
          company to be liquidated.
--------------------------------------------------------------------------------
 5800-2   Always vote AGAINST a shareholder proposal that calls for the company to be liquidated.
--------------------------------------------------------------------------------

   SP-Amend Company Goals/Purpose (5801) Case by Case
--------------------------------------------------------------------------------
 5801-1   Always vote FOR a shareholder proposal aimed at changing the company's goals or purposes.
--------------------------------------------------------------------------------
 5801-2 Always vote AGAINST a shareholder proposal aimed at changing the company's goals or purposes.
--------------------------------------------------------------------------------

                          PART C: OTHER INFORMATION

      Item 23. Exhibits

a)

      (1)   Amended and Restated Declaration of Trust
            Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 31, 2001.

      (2) Amendment to the Amended and Restated Declaration of Trust (designating Citizens 300 Fund and Citizens Investment Grade Bond
            Fund)
            Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

      (3) Amendment to the Amended and Restated Declaration of Trust (designation of classes)
            Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 811-03626), as filed with the Securities and Exchange Commission on April 29, 2003.

b)    Amended and Restated By-Laws
      Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A (File No. 20886), as filed with the Securities and Exchange Commission on August 31, 2001.

c)    Not Applicable.

d) Amended and Restated Management Agreement with Citizens Advisers, Inc. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 20886), as filed with the Securities and Exchange Commission on June 13, 2003.

e) Amended and Restated Distribution Agreement with Citizens Securities, Inc. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 20886), as filed with the Securities and Exchange Commission on June 13, 2003.

f)    Not applicable.

g)

      (1)   Custody Agreement with Fifth Third Bank
            Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

      (2)   Amendment to Custody Agreement with Fifth Third Bank
            Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

h)

      (1)   Administrative and Shareholder Services Agreement
            Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 13, 2003.

      (2)   Transfer Agency Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

      (3)   Amendment to the Transfer Agency Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001.

      (4)   Amendment to the Transfer Agency Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

      (5)   Fund Accounting Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on September 24, 2001.

      (6)   Amendment to the Fund Accounting Agreement with BISYS
            Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

i)    Form of Opinion and Consent of Bingham McCutchen LLP.
      Opinions and Consents of Counsel as to the legality of the securities being registered Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999, Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 6, 2000, Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on July 9, 2001 and filed herewith.

j)    Not Applicable

k)    Not Applicable.

l)    Not Applicable.

m)    Amended and Restated Distribution Plan
      Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 20886), as filed with the Securities and Exchange Commission on June 13, 2003.

n)    Rule 18f-3 Plan
      Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on June 30, 1999.

p) Code of Ethics for series of Citizens Funds, Citizens Advisers, Inc. and Citizens Securities, Inc.
      Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on August 30, 2002.

q)    Powers of Attorney.
      Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-80886), as filed with the Securities and Exchange Commission on October 31, 2002.

Item 24. Persons Controlled by or under Common Control with the Fund.

      o See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

      o     Citizens Funds is a Massachusetts business trust.

      o Citizens Advisers, Inc., the investment adviser to the Registrant, is a New Hampshire corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is a New Hampshire corporation.

Item 25. Indemnification.

Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Amendment No. 52 to its Registration Statement on Form N-1A; (b) Section 7 of the Registrant's Distribution Agreement with Citizens Securities, Inc., filed herewith as an Exhibit to Amendment No. 58 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 26. Business and other Connections of Investment Adviser.

Other businesses, professions, vocations, or employment of a substantial nature in which each director or officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Sophia Collier, Trustee and President, Citizens Funds
Chair of Board and President, Citizens Advisers, Inc. (1991 to 1998 and since July, 2002)
Chair of the Board of Directors and President, Northpoint Technology, Ltd.

Candace R. Corvey, Vice President, University of New Hampshire

John P. Dunfey, Chairman and Founder, The Dunfey Group
Director President, Treasurer & Director, DA-TRIAD, Inc.
Trustee and Governor, Dana-Farber Cancer Inst., Boston Chair, New England Circle, Inc.

Jane E. Newman, Executive Dean, John F. Kennedy School of Government (since August 2000)
Managing Director, The Commerce Group (January 1999 to August 2000)

Sean P. Driscoll, Treasurer, Citizens Funds
Senior Vice President, Citizens Advisers, Inc.

Marcia S. Kovalik, Secretary, Citizens Funds
Vice President and Secretary, Citizens Advisers, Inc.
Associate, Boynton, Waldron, Doleac, Woodman & Scott, P.A. (September 1995 to February 2001)

Item 27. Principal Underwriters

(a)   Not applicable.

(b) Sophia Collier, 230 Commerce Way, Portsmouth, NH, is the President of Citizens Funds' distributor, Citizens Securities, Inc.

      Candace Corvey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

      John P. Dunfey, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

      Jane E. Newman, 230 Commerce Way, Portsmouth, NH, is a Director of Citizens Securities, Inc.

      Sean P. Driscoll, 230 Commerce Way, Portsmouth, NH, is the Treasurer of Citizens Funds and a Senior Vice President of Citizens Securities, Inc.

      Marcia Kovalik, 230 Commerce Way, Portsmouth, NH, is the Secretary of Citizens Funds and the Secretary and Vice President of Citizens Securities, Inc.

(c)   Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that Act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012, and at Citizens Funds' Custodian, Fifth Third Bank, 38 Fountain Squire Plaza, Cincinatti, Ohio 45263.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                 SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 27th day of June, 2003.

                                    CITIZENS FUNDS

                                    By /S/  Sean P. Driscoll
                                    ---------------------------
                                    Sean P. Driscoll, Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed by the following persons in the capacities indicated below on June 27, 2003.

Sophia Collier*                  Trustee, President, Principal Executive Officer
---------------------------
(Sophia Collier)

/S/ Sean P. Driscoll             Treasurer
---------------------------
(Sean P. Driscoll)

Judy Belk*                       Trustee
---------------------------
(Judy Belk)

Walter D. Bristol, Jr.*          Trustee
---------------------------
(Walter D. Bristol, Jr.)

Jeannie H. Diefenderfer*         Trustee
---------------------------
(Jeannie H. Diefenderfer)

Pablo Eisenberg*                 Trustee
---------------------------
(Pablo Eisenberg)

Orlando Hernandez*               Trustee
---------------------------
(Orlando Hernandez)

Mitchell Johnson*                Trustee
---------------------------
(Mitchell Johnson)

Martha Pope*                     Trustee
---------------------------
(Martha Pope)

*By:  /S/ Sean P. Driscoll
      ---------------------
      Sean P. Driscoll
      Pursuant to Powers of Attorney

                                SIGNATURE PAGE

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 27th day of June, 2003.

                                    CITIZENS FUNDS

                                    By: /s/ Sophia Collier
                                        --------------------
                                        Sophia Collier
                                        President

      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed by the following persons in the capacities indicated below on June 27, 2003.

Sophia Collier                   Trustee, President, Principal Executive Officer
-------------------------
(Sophia Collier)

Sean P. Driscoll                 Treasurer
-------------------------
(Sean P. Driscoll)

Judy Belk*                       Trustee
-------------------------
(Judy Belk)

Walter D. Bristol, Jr.*          Trustee
-------------------------
(Walter D. Bristol, Jr.)

Jeannie H. Diefenderfer*         Trustee
-------------------------
(Jeannie H. Diefenderfer)

Pablo Eisenberg*                 Trustee
-------------------------
(Pablo Eisenberg)

Orlando Hernandez*               Trustee
-------------------------
(Orlando Hernandez)

Mitchell Johnson*--              Trustee
-------------------------
(Mitchell Johnson)

Martha S. Pope*                  Trustee
-------------------------
(Martha S. Pope)

*By:  /s/ Sean P. Driscoll
      ---------------------
      Sean P. Driscoll
      Pursuant to Powers of Attorney